UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                811-00945

                                                     Virtus Equity Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                            Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                        Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 243-1574

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Growth & Income Fund

Virtus Mid-Cap Core Fund

Virtus Mid-Cap Growth Fund

Virtus Quality Large-Cap Value Fund

Virtus Quality Small-Cap Fund

Virtus Small-Cap Core Fund

Virtus Small-Cap Sustainable Growth Fund

Virtus Strategic Growth Fund

Virtus Tactical Allocation Fund*

March 31, 2013 TRUST NAME: VIRTUS EQUITY TRUST * Prospectus Supplement applicable to this fund appears at the back of this Annual Report.

Not FDIC Insured No Bank Guarantee May Lose Value

Message to Shareholders		1
Key Investment Terms		2
Disclosure of Fund Expenses		4

Funds	Fund Summary	Schedules of Investments

Virtus Growth & Income Fund (“Growth & Income Fund”)	6	24
Virtus Mid-Cap Core Fund (“Mid-Cap Core Fund”)	8	26
Virtus Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)	10	27
Virtus Quality Large-Cap Value Fund (“Quality Large-Cap Value Fund”)	12	28
Virtus Quality Small-Cap Fund (“Quality Small-Cap Fund”)	14	29
Virtus Small-Cap Core Fund (“Small-Cap Core Fund”)	16	30
Virtus Small-Cap Sustainable Growth Fund (“Small-Cap Sustainable Growth Fund”)	18	31
Virtus Strategic Growth Fund (“Strategic Growth Fund”)	20	32
Virtus Tactical Allocation Fund (“Tactical Allocation Fund”)	22	33
Statements of Assets and Liabilities		42
Statements of Operations		44
Statements of Changes in Net Assets		46
Financial Highlights		50
Notes to Financial Statements		56
Report of Independent Registered Public Accounting Firm		69
Tax Information Notice		70
Consideration of Advisory and Sub-Advisory Agreements by the Board of Trustees		71
Fund Management Tables		74

Proxy Voting Procedures and Voting Record (Form N-PX)

The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds of Virtus Equity Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

Investors were subject to the vagaries of the financial markets over the past year. After getting off to a somewhat rocky start in the second quarter of 2012, markets spent much of the last nine months in recovery, ending the period in strong, positive territory.

For the 12-month period ended March 31, 2013, broad markets produced respectable returns, led by U.S. equities, as represented by the S&P 500® Index, which gained an impressive 14.0%, and international equities which rose 10.6%, as measured by the MSCI All Country World Index (net). U.S. fixed income markets rose 3.8%, according to the Barclays U.S. Aggregate Bond Index. Despite the rising equity market, global investors’ demand for U.S. Treasuries remained high, keeping the yield of the bellwether 10-year note below 2%.

The changing direction in investor sentiment is encouraging. While the economic situation in Europe and China remains tenuous, the U.S. economy appears to be on the mend, supported by signs of growth in hiring, consumer spending, and housing. In the months ahead, the onus is on the U.S. government to get the country on strong fiscal footing and on corporations to produce robust earnings, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified.

Thank you for entrusting Virtus with your assets. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

April 2013

Whenever you have questions about your account or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

European Central Bank (“ECB”)

The European Central Bank (ECB) responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

MSCI All Country World Index (Net)

The MSCI AC World Index (Net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

Russell 1000® Growth Index

The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 1000® Value Index

The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 2000® Growth Index

The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 2000® Value Index

The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell Midcap® Index

The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell Midcap® Growth Index

The Russell Midcap® Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

KEY INVESTMENT TERMS (Continued)

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

Tactical Allocation Fund Composite Index

A composite index consisting of 50% S&P 500® Index, which measures stock market total return performance, and 50% Barclays Capital U.S. Aggregate Bond Index, which measures bond market total return performance.

Indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect any fees, expenses, or sales charges associated with active management of an actual portfolio.

VIRTUS EQUITY TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of October 1, 2012 to March 31, 2013

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Equity Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Annualized Expense Ratio	Expenses Paid During Period*
Growth & Income Fund
Actual
Class A	$1,000.00	$1,082.10	1.25%	$6.49
Class C	1,000.00	1,077.60	2.00	10.36
Class I	1,000.00	1,082.20	1.00	5.19
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.62	1.25	6.31
Class C	1,000.00	1,014.98	2.00	10.10
Class I	1,000.00	1,019.93	1.00	5.05
Mid-Cap Core Fund
Actual
Class A	$1,000.00	$1,128.80	1.35%	$7.17
Class C	1,000.00	1,124.60	2.10	11.12
Class I	1,000.00	1,129.50	1.10	5.84
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.11	1.35	6.82
Class C	1,000.00	1,014.33	2.10	10.60
Class I	1,000.00	1,019.38	1.10	5.55
Mid-Cap Growth Fund
Actual
Class A	$1,000.00	$1,109.00	1.45%	$7.62
Class B	1,000.00	1,105.00	2.20	11.55
Class C	1,000.00	1,105.70	2.20	11.55
Class I	1,000.00	1,111.10	1.20	6.32
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.61	1.45	7.32
Class B	1,000.00	1,013.82	2.20	11.11
Class C	1,000.00	1,013.82	2.20	11.11
Class I	1,000.00	1,018.87	1.20	6.06
Quality Large-Cap Value Fund
Actual
Class A	$1,000.00	$1,096.80	1.35%	$7.06
Class C	1,000.00	1,092.90	2.10	10.96
Class I	1,000.00	1,098.00	1.10	5.75
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.11	1.35	6.82
Class C	1,000.00	1,014.28	2.10	10.60
Class I	1,000.00	1,019.43	1.10	5.50
Quality Small-Cap Fund
Actual
Class A	$1,000.00	$1,151.00	1.42%	$7.62
Class C	1,000.00	1,147.80	2.17	11.62
Class I	1,000.00	1,153.10	1.17	6.28
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.76	1.42	7.17
Class C	1,000.00	1,013.97	2.17	10.96
Class I	1,000.00	1,019.02	1.17	5.91

VIRTUS EQUITY TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of October 1, 2012 to March 31, 2013

Expense Table
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Annualized Expense Ratio	Expenses Paid During Period*
Small-Cap Core Fund
Actual
Class A	$1,000.00	$1,108.00	1.38%	$7.25
Class C	1,000.00	1,103.70	2.13	11.17
Class I	1,000.00	1,109.00	1.13	5.94
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.96	1.38	6.97
Class C	1,000.00	1,014.18	2.13	10.75
Class I	1,000.00	1,019.23	1.13	5.70
Small-Cap Sustainable Growth Fund
Actual
Class A	$1,000.00	$1,154.80	1.57%	$8.43
Class C	1,000.00	1,150.50	2.32	12.44
Class I	1,000.00	1,156.80	1.32	7.10
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.00	1.57	7.93
Class C	1,000.00	1,013.22	2.32	11.71
Class I	1,000.00	1,018.27	1.32	6.66
Strategic Growth Fund
Actual
Class A	$1,000.00	$1,059.80	1.31%	$6.73
Class B	1,000.00	1,055.60	2.06	10.56
Class C	1,000.00	1,055.50	2.06	10.56
Class I	1,000.00	1,060.80	1.05	5.39
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.32	1.31	6.61
Class B	1,000.00	1,014.53	2.06	10.40
Class C	1,000.00	1,014.53	2.06	10.40
Class I	1,000.00	1,019.63	1.05	5.30
Tactical Allocation Fund
Actual
Class A	$1,000.00	$1,054.70	1.29%	$6.61
Class B	1,000.00	1,052.10	2.04	10.44
Class C	1,000.00	1,050.90	2.04	10.43
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.42	1.29	6.51
Class B	1,000.00	1,014.63	2.04	10.30
Class C	1,000.00	1,014.63	2.04	10.30

The Funds may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such expenses and fees had been included, the expenses would have been higher.

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (182) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the period since inception.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

Growth & Income Fund	Ticker Symbols: A Share: PDIAX B Share: PBGIX C Share: PGICX I Share: PXIIX

¢	Growth & Income Fund (the “Fund”) is diversified and has an investment objective of capital appreciation and current income. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2013, the Fund’s Class A shares at NAV returned 9.12%, Class C shares returned 8.27% and Class I shares returned 9.28%. For the same period, the S&P 500® Index, a broad-based equity index, returned 13.96%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

Overall the U.S. stock market performed well for the one year period ending March 31, 2013, however, the solid year-over-year performance masks many of the gyrations experienced during the 12 month period. Early in the Fund’s fiscal year, the March to mid June time frame, the S&P 500 suffered losses as concerns about Europe and the effect of its debt crisis would have on global economic growth. The market eventually shook off those concerns as job growth in the US exceeded tepid expectations and other feared consequences did not materialize. However, the U.S. elections loomed for the markets as uncertainty about outcome shook investor confidence. The President won re-election easily, but congress remained virtually identical with a split of the two chambers of congress; initially the market reacted negatively to the “gridlock” and the loom of the “fiscal cliff”. Subsequently, the market has been grinding steadily higher, with the S&P 500 Index recently hitting all time highs.

What factors affected the Fund’s performance during its fiscal year?

The Fund was most affected by the general trend of defensive stocks outperforming more cyclical stocks. Generally, when the market is up, in the bull market moves of stocks, more economically sensitive names outperform. This was not the case in this rally, as the over-weightings that the fund held in Industrials, Energy, Materials and Technology did not go up as much as names in sectors such as Consumer Staples, Utilities and Health Care. It was a combination of under-performance of the sectors the fund was most invested in, exacerbated by difficult stock selection in those more volatile sectors that lead to the shortfall versus the S&P 500. The so called defensive stocks have now outstripped the performance of cyclical stocks by such a wide margin, looked at historically, it seems very likely that this trend is reversing. The recent performance of the fund is encouraging.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2013.
Information Technology	19%
Energy	16
Industrials	16
Financials	15
Consumer Discretionary	11
Health Care	10
Materials	6
Other (includes short-term investments)	7

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Growth & Income Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/13
	1 year	5 years	10 years	Inception to 3/31/13		Inception Date
Class A Shares at NAV[2]	9.12%	4.28%	7.69%	—		—
Class A Shares at POP[3,4]	2.84	3.05	7.06	—		—
Class C Shares at NAV[2] and with CDSC[4]	8.27	3.49	6.89	—		—
Class I Shares	9.28	4.53	—	2.17%		11/13/07
S&P 500® Index	13.96	5.81	8.53	3.35	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.49%, Net 1.25%; B Shares: Gross 2.24%, Net 2.00%; C Shares: Gross 2.24%, Net 2.00%; I Shares: Gross 1.24%, Net 1.00%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index return is from Class I shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/12, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at anytime. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2003, for Class A and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Core Fund	Ticker Symbols: A Share: VMACX C Share: VMCCX I Share: VIMCX

¢	Mid-Cap Core Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2013, the Fund’s Class A shares at NAV returned 13.21%, Class C shares returned 12.42% and Class I shares returned 13.50%. For the same period, the S&P 500® Index, a broad-based equity index, returned 13.96% and the Russell Midcap® Index, the Fund’s style-specific benchmark, returned 17.30%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

Equity markets were strong during the Fund’s fiscal year with the major domestic equity indexes producing positive returns. Despite the solid performance, many investors did not participate in these robust returns due to numerous macroeconomic concerns present throughout the Fund’s fiscal year. These concerns included another meaningful European debt crisis over the summer, political elections in the world’s two largest economies (U.S. and China), a significant slowdown in industrial business activity throughout the year, and uncertainty regarding the “fiscal cliff” (although this was favorably resolved over the short-to-intermediate term).

Given all of these uncertainties, why did stocks do so well? There are three important reasons for solid asset returns this past year, helping to offset the litany of macroeconomic concerns.

1.	The European Central Bank finally broke out its bazooka over the summer and indicated it would do whatever is necessary to stabilize the Euro.
This steadied Spanish and Italian sovereign bond rates and provided much needed support for the European Banking system which holds much of this paper.

2.	The Federal Reserve continued to provide a supportive momentary policy backdrop and corporate profitability has held up extremely well. Companies are generating excess capital and are showing little to no signs of excess production of inventory, labor, or capital even in a slower economic environment.

3.	The recovery in housing was perhaps the biggest positive surprise during the Fund’s fiscal year. Housing prices picked up speed as the year progressed due to inventory levels finally getting worked down to manageable levels. Most cities nationwide are experiencing improvements in pricing. Public homebuilders are scrambling to find buildable lots to satisfy future demand trends. Housing, while not that important to GDP overall, is very important to consumer confidence, net wealth, and the employment picture, especially for unskilled labor.

What factors affected the Fund’s performance during its fiscal year?

Despite the positive return, the Virtus Mid-Cap Core Fund underperformed the Russell Midcap Index during the Fund’s fiscal year. The underperformance was primarily driven by negative stock selection in the producer-durables and consumer-discretionary sectors. The Fund was helped by positive stock selection in the energy sector and by positive stock selection and an overweight in the health-care sector.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Because the fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2013.
Industrials	22%
Consumer Discretionary	16
Information Technology	15
Financials	11
Health Care	10
Consumer Staples	7
Energy	6
Other (includes short-term investments)	13

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Core Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/13
	1 year	Inception to 3/31/13		Inception Date
Class A Shares at NAV[2]	13.21%	17.58%		6/22/09
Class A Shares at POP[3,4]	6.70	15.75		6/22/09
Class C Shares at NAV[2] and with CDSC[4]	12.42	16.67		6/22/09
Class I Shares	13.50	17.82		6/22/09
S&P 500® Index	13.96	18.63	[5]	—
Russell Midcap® Index	17.30	22.95	[5]	—

Fund Expense Ratios6: A Shares: Gross 4.62%, Net 1.35%; C Shares: Gross 5.37%, Net 2.10%; I Shares: Gross 4.37%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/12, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at anytime. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on June 22, 2009 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Growth Fund	Ticker Symbols: A Share: PHSKX B Share: PSKBX C Share: PSKCX I Share: PICMX

¢	Mid-Cap Growth Fund (the “Fund”) is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2013, the Fund’s Class A shares at NAV returned 9.06%, Class B shares returned 8.22%, Class C shares returned 8.28%, and Class I shares returned 9.35%. For the same period the S&P 500® Index, a broad-based equity index, returned 13.96% and the Russell Midcap® Growth Index, the Fund’s style-specific benchmark, returned 12.76%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

Equity markets were strong during the Fund’s fiscal year with the major domestic equity indexes producing positive returns. Despite the solid performance, many investors did not participate in these robust returns due to numerous macroeconomic concerns present throughout the Fund’s fiscal year. These concerns included another meaningful European debt crisis over the summer, political elections in the world’s two largest economies (U.S. and China), a significant slowdown in industrial business activity throughout the year, and uncertainty regarding the “fiscal cliff” (although this was favorably resolved over the short-to-intermediate term).

Given all of these uncertainties, why did stocks do so well? There are three important reasons for solid asset returns this past year, helping to offset the litany of macroeconomic concerns.

1.	The European Central Bank finally broke out its bazooka over the summer and indicated it would do whatever is necessary to stabilize the Euro.
This steadied Spanish and Italian sovereign bond rates and provided much needed support for the European Banking system which holds much of this paper.

2.	The Federal Reserve continued to provide a supportive momentary policy backdrop and corporate profitability has held up extremely well. Companies are generating excess capital and are showing little to no signs of excess production of inventory, labor, or capital even in a slower economic environment.

3.	The recovery in housing was perhaps the biggest positive surprise during the Fund’s fiscal year. Housing prices picked up speed as the year progressed due to inventory levels finally getting worked down to manageable levels. Most cities nationwide are experiencing improvements in pricing. Public homebuilders are scrambling to find buildable lots to satisfy future demand trends. Housing, while not that important to GDP overall, is very important to consumer confidence, net wealth, and the employment picture, especially for unskilled labor.

What factors affected the Fund’s performance during its fiscal year?

Despite the positive return, the Virtus Mid-Cap Growth Fund underperformed the Russell Midcap Growth Index during the Fund’s fiscal year. The underperformance was primarily driven by negative stock selection in the consumer-discretionary and industrials sectors. The Fund was primarily helped by positive stock selection in the information-technology sector.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Because the fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2013.
Information Technology	28%
Consumer Discretionary	17
Industrials	17
Health Care	14
Energy	8
Financials	7
Consumer Staples	6
Other (includes short-term investments)	3

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Growth Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/13
	1 year	5 years	10 years	Inception to 3/31/13		Inception Date
Class A Shares at NAV[2]	9.06%	5.17%	7.17%	—		—
Class A Shares at POP[3,4]	2.79	3.94	6.53	—		—
Class B Shares at NAV[2]	8.22	4.36	6.35	—		—
Class B Shares with CDSC[4]	4.22	4.36	6.35	—		—
Class C Shares at NAV[2] and with CDSC[4]	8.28	4.40	6.37	—		—
Class I Shares at NAV[2]	9.35	5.45	—	2.05		9/13/07
S&P 500® Index	13.96	5.81	8.53	3.27	[5]	—
Russell Midcap® Growth Index	12.76	7.98	11.53	5.33	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.52%, Net 1.45%; B Shares: Gross 2.27%, Net 2.20%; C Shares: Gross 2.27%, Net 2.20%; I Shares: Gross 1.27%, Net 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for Class B shares decline from 5% to 0% over a five-year period. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returns are from Class I shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/12, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at anytime. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2003, for Class A, Class B and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Quality Large-Cap Value Fund	Ticker Symbols: A Share: PPTAX C Share: PPTCX I Share: PIPTX

¢	Quality Large-Cap Value Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2013, the Fund’s Class A shares at NAV returned 12.36%, Class C shares returned 11.57% and Class I shares returned 12.73%. For the fiscal year, the S&P 500® Index, a broad-based equity index, returned 13.96%; and the Russell 1000® Value Index, the Fund’s style-specific benchmark, returned 18.77%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

Equity markets were strong during the Fund’s fiscal year with the major domestic equity indexes producing positive returns. Despite the solid performance, many investors did not participate in these robust returns due to numerous macroeconomic concerns present throughout the Fund’s fiscal year. These concerns included another meaningful European debt crisis over the summer, political elections in the world’s two largest economies (U.S. and China), a significant slowdown in industrial business activity throughout the year, and uncertainty regarding the “fiscal cliff” (although this was favorably resolved over the short-to-intermediate term).

Given all of these uncertainties, why did stocks do so well? There are three important reasons for solid asset returns this past year, helping to offset the litany of macroeconomic concerns.

1.	The European Central Bank finally broke out its bazooka over the summer and indicated it would do whatever is necessary to stabilize the Euro. This steadied Spanish and Italian sovereign bond rates and provided much needed support for the European Banking system which holds much of this paper.

2.	The Federal Reserve continued to provide a supportive momentary policy backdrop and corporate profitability has held up extremely well. Companies are generating excess capital and are showing little to no signs of excess production of inventory, labor, or capital even in a slower economic environment.

3.	The recovery in housing was perhaps the biggest positive surprise during the Fund’s fiscal year. Housing prices picked up speed as the year progressed due to inventory levels finally getting worked down to manageable levels. Most cities nationwide are experiencing improvements in pricing. Public homebuilders are scrambling to find buildable lots to satisfy future demand trends. Housing, while not that important to GDP overall, is very important to consumer confidence, net wealth, and the employment picture, especially for unskilled labor.

What factors affected the Fund’s performance during its fiscal year?

Despite the positive return, the Virtus Quality Large-Cap Value Fund underperformed the Russell 1000 Value Index during the Fund’s fiscal year. The underperformance was primarily driven by negative stock selection in the information-technology and energy sectors. The Fund was helped by strong stock selection in materials and strong stock selection and an underweight in consumer staples.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Because the fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2013.
Financials	27%
Consumer Discretionary	15
Health Care	11
Industrials	11
Energy	9
Consumer Staples	7
Information Technology	7
Other (includes short-term investments)	13

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Quality Large-Cap Value Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/13
	1 year	5 years	Inception to 3/31/13	Inception Date
Class A Shares at NAV[2]	12.36%	3.76%	4.02%	7/29/05
Class A Shares at POP[3,4]	5.90	2.54	3.22	7/29/05
Class C Shares at NAV[2] and with CDSC[4]	11.57	2.97	3.25	7/29/05
Class I Shares at NAV[2]	12.73	—	3.13	6/06/08
S&P 500® Index	13.96	5.81	—[5]	—
Russell 1000® Value Index	18.77	4.85	—[6]	—

Fund Expense Ratios7: A Shares: Gross 1.53%, Net 1.35%; C Shares: Gross 2.28%, Net 2.10%; I Shares: Gross 1.28%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returned 5.40% for Class A and Class C shares and 5.33% for Class I shares since the inception date of the respective share class.
[6]	The index returned 4.90% for Class A and Class C shares and 4.74% for Class I shares since the inception date of the respective share class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/12, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at anytime. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on July 29, 2005 (inception date of the Fund) for Class A and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Quality Small-Cap Fund	Ticker Symbols: A Share: PQSAX C Share: PQSCX I Share: PXQSX

¢	Quality Small-Cap Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2013, the Fund’s Class A shares at NAV returned 7.37%, Class C shares returned 6.57%, and Class I shares returned 7.64%. For the same period, the S&P 500® Index, a broad-based equity index, returned 13.96%; and the Russell 2000® Value Index, the Fund’s style-specific benchmark, returned 18.09%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

Equity markets were strong during the Fund’s fiscal year with the major domestic equity indexes producing positive returns. Despite the solid performance, many investors did not participate in these robust returns due to numerous macroeconomic concerns present throughout the Fund’s fiscal year. These concerns included another meaningful European debt crisis over the summer, political elections in the world’s two largest economies (U.S. and China), a significant slowdown in industrial business activity throughout the year, and uncertainty regarding the “fiscal cliff” (although this was favorably resolved over the short-to-intermediate term).

Given all of these uncertainties, why did stocks do so well? There are three important reasons for solid asset returns this past year, helping to offset the litany of macroeconomic concerns.

1.	The European Central Bank finally broke out its bazooka over the summer and indicated it would do whatever is necessary to stabilize the Euro. This steadied Spanish and Italian sovereign bond rates and provided much needed support for the European Banking system which holds much of this paper.

2.	The Federal Reserve continued to provide a supportive momentary policy backdrop and corporate profitability has held up extremely well. Companies are generating excess capital and are showing little to no signs of excess production of inventory, labor, or capital even in a slower economic environment.

3.	The recovery in housing was perhaps the biggest positive surprise during the Fund’s fiscal year. Housing prices picked up speed as the year progressed due to inventory levels finally getting worked down to manageable levels. Most cities nationwide are experiencing improvements in pricing. Public homebuilders are scrambling to find buildable lots to satisfy future demand trends. Housing, while not that important to GDP overall, is very important to consumer confidence, net wealth, and the employment picture, especially for unskilled labor.

What factors affected the Fund’s performance during its fiscal year?

Despite the positive return, the Virtus Quality Small-Cap Fund underperformed the Russell 2000 Value Index during the Fund’s fiscal year. The underperformance was primarily driven by negative stock selection in financial services and negative stock selection and an overweight in producer durables. The Fund was helped by positive stock selection in materials and processing and an overweight in consumer staples.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Because the fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2013.
Information Technology	27%
Financials	21
Industrials	20
Consumer Discretionary	9
Consumer Staples	8
Energy	7
Health Care	4
Other (includes short-term investments)	4

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Quality Small-Cap Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/13
	1 year	5 years	Inception to 3/31/13		Inception Date
Class A Shares at NAV[2]	7.37%	9.14%	6.39%		6/28/06
Class A Shares at POP[3,4]	1.19	7.85	5.46		6/28/06
Class C Shares at NAV[2] and with CDSC[4]	6.57	8.34	5.61		6/28/06
Class I Shares at NAV[2]	7.64	9.40	6.66		6/28/06
S&P 500® Index	13.96	5.81	5.73	[5]	—
Russell 2000® Value Index	18.09	7.29	5.19	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.43%, Net 1.42%; C Shares: Gross 2.18%, Net 2.17%; I Shares: Gross 1.18%, Net 1.17%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/12, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at anytime. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on June 28, 2006 (inception date of the Fund) for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Core Fund	Ticker Symbols: A Share: PKSAX C Share: PKSCX I Share: PKSFX

¢	Small-Cap Core Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation with dividend income a secondary consideration. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2013, the Fund’s Class A shares at NAV returned 9.64%, Class C shares returned 8.84%, and Class I shares returned 9.92%. For the same period, the S&P 500® Index, a broad-based equity index, returned 13.96%; and the Russell 2000® Index, the Fund’s style-specific benchmark, returned 16.30%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

Equity markets were strong during the Fund’s fiscal year with the major domestic equity indexes producing positive returns. Despite the solid performance, many investors did not participate in these robust returns due to numerous macroeconomic concerns present throughout the Fund’s fiscal year. These concerns included another meaningful European debt crisis over the summer, political elections in the world’s two largest economies (U.S. and China), a significant slowdown in industrial business activity throughout the year, and uncertainty regarding the “fiscal cliff” (although this was favorably resolved over the short-to-intermediate term).

Given all of these uncertainties, why did stocks do so well? There are three important reasons for solid asset returns this past year, helping to offset the litany of macroeconomic concerns.

1.	The European Central Bank finally broke out its bazooka over the summer and indicated it would do whatever is necessary to stabilize the Euro.
This steadied Spanish and Italian sovereign bond rates and provided much needed support for the European Banking system which holds much of this paper.

2.	The Federal Reserve continued to provide a supportive momentary policy backdrop and corporate profitability has held up extremely well. Companies are generating excess capital and are showing little to no signs of excess production of inventory, labor, or capital even in a slower economic environment.

3.	The recovery in housing was perhaps the biggest positive surprise during the Fund’s fiscal year. Housing prices picked up speed as the year progressed due to inventory levels finally getting worked down to manageable levels. Most cities nationwide are experiencing improvements in pricing. Public homebuilders are scrambling to find buildable lots to satisfy future demand trends. Housing, while not that important to GDP overall, is very important to consumer confidence, net wealth, and the employment picture, especially for unskilled labor.

What factors affected the Fund’s performance during its fiscal year?

Despite the positive return, the Virtus Small-Cap Core Fund underperformed the Russell 2000 Index during the Fund’s fiscal year. The underperformance was primarily driven by negative stock selection in the consumer-discretionary and materials and processing sectors. The Fund was helped by positive stock selection and an underweight in technology and positive stock selection and an overweight in producer durables.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Because the fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2013.
Industrials	25%
Health Care	21
Information Technology	19
Financials	11
Consumer Discretionary	5
Materials	3
Energy	2
Other (includes short-term investments)	14

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Core Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/13

	1 year	5 years	10 years
Class A Shares at NAV[2]	9.64%	11.29%	10.01
Class A Shares at POP[3,4]	3.34	9.98	9.36
Class C Shares at NAV[2] and with CDSC[4]	8.84	10.44	9.22
Class I Shares at NAV[2]	9.92	11.57	10.28
S&P 500® Index	13.96	5.81	8.53
Russell 2000® Index	16.30	8.24	11.52

Fund Expense Ratios5: A Shares: Gross and Net 1.35%; C Shares: Gross and Net 2.10%; I Shares: Gross and Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/12, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios.

Growth of $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2003, for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Sustainable Growth Fund	Ticker Symbols: A Share: PSGAX C Share: PSGCX I Share: PXSGX

¢	Small-Cap Sustainable Growth Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2013, the Fund’s Class A shares at NAV returned 15.21%, Class C shares returned 14.31%, and Class I shares returned 15.59%. For the same period, the S&P 500® Index, a broad-based equity index, returned 13.96%; and the Russell 2000® Growth Index, the Fund’s style-specific benchmark, returned 14.52%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

Equity markets were strong during the Fund’s fiscal year with the major domestic equity indexes producing positive returns. Despite the solid performance, many investors did not participate in these robust returns due to numerous macroeconomic concerns present throughout the Fund’s fiscal year. These concerns included another meaningful European debt crisis over the summer, political elections in the world’s two largest economies (U.S. and China), a significant slowdown in industrial business activity throughout the year, and uncertainty regarding the “fiscal cliff” (although this was favorably resolved over the short-to-intermediate term).

Given all of these uncertainties, why did stocks do so well? There are three important reasons for solid asset returns this past year, helping to offset the litany of macroeconomic concerns.

1.	The European Central Bank finally broke out its bazooka over the summer and indicated it would do whatever is necessary to stabilize the Euro.
This steadied Spanish and Italian sovereign bond rates and provided much needed support for the European Banking system which holds much of this paper.

2.	The Federal Reserve continued to provide a supportive momentary policy backdrop and corporate profitability has held up extremely well. Companies are generating excess capital and are showing little to no signs of excess production of inventory, labor, or capital even in a slower economic environment.

3.	The recovery in housing was perhaps the biggest positive surprise during the Fund’s fiscal year. Housing prices picked up speed as the year progressed due to inventory levels finally getting worked down to manageable levels. Most cities nationwide are experiencing improvements in pricing. Public homebuilders are scrambling to find buildable lots to satisfy future demand trends. Housing, while not that important to GDP overall, is very important to consumer confidence, net wealth, and the employment picture, especially for unskilled labor.

What factors affected the Fund’s performance during its fiscal year?

The Virtus Small-Cap Sustainable Growth Fund performed in-line with the Russell 2000 Growth Index producing a double-digit return during the Fund’s fiscal year. Performance of the Fund was helped by strong stock selection in health care and an underweight in energy. Performance of the Fund was hurt by negative stock selection in technology and negative stock selection and an overweight in consumer staples.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Because the fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2013.
Information Technology	38%
Health Care	18
Consumer Discretionary	17
Industrials	11
Consumer Staples	8
Financials	6
Other (includes short-term investments)	2

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Sustainable Growth Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/13
	1 year	5 years	Inception to 3/31/13		Inception Date
Class A Shares at NAV[2]	15.21%	10.35%	6.16%		6/28/06
Class A Shares at POP[3],4	8.59	9.05	5.23		6/28/06
Class C Shares at NAV[2] and with CDSC[4]	14.31	9.51	5.35		6/28/06
Class I Shares at NAV[2]	15.59	10.44	6.29		6/28/06
S&P 500® Index	13.96	5.81	5.73	[5]	—
Russell 2000® Growth Index	14.52	9.04	7.44	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.66%, Net 1.50%; C Shares: Gross 2.41%, Net 2.25%; I Shares: Gross 1.41%, Net 1.25%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/12, as supplemented 12/28/12 and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at anytime. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on June 28, 2006 (inception date of the Fund) for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Strategic Growth Fund	Ticker Symbols: A Share: PSTAX B Share: PBTHX C Share: SSTFX I Share: PLXGX

¢	Strategic Growth Fund (the “Fund”) is diversified and has an investment objective of long-term capital growth. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2013, the Fund’s Class A shares at NAV returned 3.98%, Class B shares returned 3.12%, Class C shares returned 3.23%, and Class I shares returned 4.21%. For the same period, the S&P 500® Index, a broad-based equity index, returned 13.96%; and the Russell 1000® Growth Index, the Fund’s style-specific benchmark, returned 10.09%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

Equity markets were strong during the Fund’s fiscal year with the major domestic equity indexes producing positive returns. Despite the solid performance, many investors did not participate in these robust returns due to numerous macroeconomic concerns present throughout the Fund’s fiscal year. These concerns included another meaningful European debt crisis over the summer, political elections in the world’s two largest economies (U.S. and China), a significant slowdown in industrial business activity throughout the year, and uncertainty regarding the “fiscal cliff” (although this was favorably resolved over the short-to-intermediate term).

Given all of these uncertainties, why did stocks do so well? There are three important reasons for solid asset returns this past year, helping to offset the litany of macroeconomic concerns.

1.	The European Central Bank finally broke out its bazooka over the summer and indicated it would do whatever is necessary to stabilize the Euro.
This steadied Spanish and Italian sovereign bond rates and provided much needed support for the European Banking system which holds much of this paper.

2.	The Federal Reserve continued to provide a supportive momentary policy backdrop and corporate profitability has held up extremely well. Companies are generating excess capital and are showing little to no signs of excess production of inventory, labor, or capital even in a slower economic environment.

3.	The recovery in housing was perhaps the biggest positive surprise during the Fund’s fiscal year. Housing prices picked up speed as the year progressed due to inventory levels finally getting worked down to manageable levels. Most cities nationwide are experiencing improvements in pricing. Public homebuilders are scrambling to find buildable lots to satisfy future demand trends. Housing, while not that important to GDP overall, is very important to consumer confidence, net wealth, and the employment picture, especially for unskilled labor.

What factors affected the Fund’s performance during its fiscal year?

The Virtus Strategic Growth Fund underperformed the Russell 1000 Growth Index during the Fund’s fiscal year. The underperformance was primarily driven by negative stock selection in the consumer-discretionary and health-care sectors. The Fund was helped by strong stock selection in the information-technology sector.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Because the fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2013.
Information Technology	30%
Industrials	16
Consumer Discretionary	15
Consumer Staples	13
Health Care	8
Energy	7
Financials	6
Other (includes short-term investments)	5

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Strategic Growth Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/13
	1 year	5 years	10 years	Inception to 3/31/13		Inception Date
Class A Shares at NAV[2]	3.98%	2.87%	5.28%	—		—
Class A Shares at POP[3,4]	-2.00	1.66	4.66	—		—
Class B Shares at NAV[2]	3.12	2.11	4.50	—		—
Class B Shares with CDSC[4]	-0.88	2.11	4.50	—		—
Class C Shares at NAV[2] and with CDSC[4]	3.23	2.11	4.50	—		—
Class I Shares at NAV[2]	4.21	3.14	—	2.88%		9/29/06
S&P 500® Index	13.96	5.81	8.53	4.75	[5]	—
Russell 1000® Growth Index	10.09	7.30	8.62	6.58	[5]	—

Fund Expense Ratios6: A Shares: Gross and Net 1.36%, B Shares: Gross and Net 2.11%, C Shares: Gross and Net 2.11%, I Shares: Gross and Net 1.11%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for Class B shares decline from 5% to 0% over a five-year period. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returns are from the Class I shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/12, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios.

Growth of $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2003 for Class A, Class B shares and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Tactical Allocation Fund	Ticker Symbols: A Share: NAINX B Share: NBINX C Share: POICX

¢	Tactical Allocation Fund (the “Fund”) is diversified and has a primary investment objective of investing in a diversified group of securities that are selected for current yield consistent with the preservation of capital. The Fund has a secondary investment objective to achieve capital appreciation when it’s consistent with the Fund’s primary objective. There is no guarantee that the Fund will meet its objectives.

For the fiscal year ended March 31, 2013, the Fund’s Class A shares at NAV returned 8.00%, Class B shares returned 7.30%, and Class C shares returned 7.17%. For the same period, the S&P 500® Index, a broad-based equity index, returned 13.96%; the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 3.78%; and the Tactical Allocation Fund Composite Index, the Fund’s style-specific benchmark, returned 8.93%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the equity market perform during the Fund’s fiscal year?

Overall the U.S. stock market performed well for the one year period ending March 31, 2013, however, the solid year-over-year performance masks many of the gyrations experienced during the 12 month period. Early in the Fund’s fiscal year, the March to mid June time frame, the S&P 500 suffered losses as concerns about Europe and the effect of its debt crisis would have on global economic growth. The market eventually shook off those concerns as job growth in the U.S. exceeded tepid expectations and other feared consequences did not materialize. However, the U.S. elections loomed for the markets as uncertainty about outcome shook investor confidence. The President won re-election easily, but congress remained virtually identical with a split of the two chambers of congress; initially the market reacted negatively to the “gridlock” and the loom of the “fiscal cliff”. Subsequently, the market has been grinding steadily higher, with the S&P 500 recently hitting all time highs.

What factors affected the Fund’s equity portfolio performance during its fiscal year?

The Fund was most affected by the general trend of defensive stocks outperforming more cyclical stocks. Generally, when the market is up, in the bull market moves of stocks, more economically sensitive names outperform. This was not the case in this rally, as the over-weightings that the Fund held in Industrials, Energy, Materials and Technology did not go up as much as names in sectors such as Consumer Staples, Utilities and Health Care. It was a combination of under-performance of the sectors the Fund was most invested in, exacerbated by difficult stock selection in those more volatile sectors that lead to the shortfall versus the S&P 500. The so called defensive stocks have now outstripped the performance of cyclical stocks by such a wide margin, looked at historically, it seems very likely that this trend is reversing. The recent performance of the Fund is encouraging.

How did the fixed income market perform during the Fund’s fiscal year?

¢	Most spread sectors outperformed U.S. Treasuries during the fiscal year as the overall economic picture remains supportive of fixed income spread sectors as economic growth is still expected to be positive, but subdued enough to likely keep inflation at low levels and keep the Federal Reserve from raising short term interest rates in the immediate future. Spread sectors were also supported by positive credit fundamentals, an overall improvement in the U.S. macroeconomic environment, continued demand for spread product, and the Fed’s announcement of QE3 late in the 3rd quarter of 2012.

¢	Despite the rally, there were periods of volatility during the fiscal year as headwinds still exist. During this time various factors including uncertainty surrounding the impact of presidential elections and the looming fiscal cliff resulted in periods of weakness. Despite resolution of these issues uncertainty remains surrounding the debt crisis in Europe and overall global growth concerns loom. Adding to investor concerns is a lack of clarity domestically in the U.S. regarding the debt ceiling/ sequestration negotiations and fears of a slowing economy.

¢	Over the last 12 months yields declined across the U.S. Treasury curve and the curve flattened.

What factors affected the Fund’s fixed income performance during its fiscal year?

¢	The outperformance of fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s strong performance for the year.

¢	Among fixed income sectors the Fund’s allocation to emerging markets high yield securities, corporate high yield securities and high yield loans, corporate high quality, and yankee high quality were all significant positive contributors to performance for the fiscal year.
¢	Our higher quality bias in corporate high yield detracted from performance as lower quality outperformed.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

There may be no ready market for loan participation interests. The fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2013.
Common Stocks		60%
Information Technology	10%
Financials	10
Industrials	10
Energy	9
Consumer Discretionary	7
All other sectors in common stock	14
Corporate Bonds and Notes		23
Loan Agreements		6
Foreign Government Securities		5
Mortgage-Backed Securities		4
Asset-Backed Securities		1
Other (includes short-term investments)		1

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Tactical Allocation Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/13

	1 year	5 years	10 years
Class A Shares at NAV[2]	8.00%	5.56%	6.50%
Class A Shares at POP[3],4	1.79	4.32	5.87
Class B Shares at NAV[2]	7.30	4.83	5.73
Class B Shares with CDSC[4]	3.14	4.83	5.73
Class C Shares at NAV[2] and with CDSC[4]	7.17	4.79	5.71
S&P 500® Index	13.96	5.81	8.53
Barclays Capital U.S. Aggregate Bond Index	3.78	5.47	5.02
Tactical Allocation Fund Composite Index	8.93	6.12	7.07

Fund Expense Ratios5: A Shares: Gross and Net 1.31%; B Shares: Gross and Net 2.06%; C Shares: Gross and Net 2.06%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for Class B shares decline from 5% to 0% over a five-year period. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth in the prospectus for the Fund effective 7/31/12, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios.

Growth of $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2003 for Class A, Class B and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

VIRTUS GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.1%

Consumer Discretionary—11.4%
Amazon.com, Inc.(2)	4,900	$1,306
AutoZone, Inc.(2)	6,500	2,579
Coach, Inc.	39,000	1,950
Comcast Corp. Class A(3)	63,000	2,647
DR Horton, Inc.	102,000	2,478
Ford Motor Co.	197,000	2,590
Goodyear Tire & Rubber Co. (The)(2)	166,000	2,093

		15,643

Consumer Staples—3.9%
Altria Group, Inc.	75,000	2,579
PepsiCo, Inc.	35,000	2,769

		5,348

Energy—15.5%
Chevron Corp.	21,000	2,495
ConocoPhillips	21,000	1,262
Continental Resources, Inc.(2)	30,000	2,608
CVR Energy, Inc.(4)(5)	14,500	0
Schlumberger Ltd.	31,000	2,322
Tesoro Corp.	50,000	2,927
Valero Energy Corp.	55,000	2,502
Whiting Petroleum Corp.(2)	51,000	2,593
Williams Cos., Inc. (The)	71,000	2,660
WPX Energy, Inc.(2)	118,000	1,890

		21,259

Financials—15.0%
Aflac, Inc.	52,000	2,705
BB&T Corp.	103,000	3,233
BlackRock, Inc.	10,400	2,672
Goldman Sachs Group, Inc. (The)	17,000	2,501
JPMorgan Chase & Co.	80,000	3,797
Lincoln National Corp.	78,000	2,544
U.S. Bancorp	95,000	3,223

		20,675

Health Care—10.4%
Abbott Laboratories	74,000	2,614
Biogen Idec, Inc.(2)	15,000	2,893
Gilead Sciences, Inc.(2)	70,000	3,425
Johnson & Johnson	32,000	2,609
UnitedHealth Group, Inc.	47,000	2,689

		14,230

Industrials—15.9%
Alaska Air Group, Inc.(2)	42,000	2,686
Caterpillar, Inc.	29,000	2,522
Cummins, Inc.	26,000	3,011
Deere & Co.	26,000	2,236
Dover Corp.	35,000	2,551
Parker Hannifin Corp.	27,000	2,473
Robinson (C.H.) Worldwide, Inc.	19,000	1,130
Trinity Industries, Inc.	59,000	2,674
Union Pacific Corp.	18,000	2,563

		21,846

	SHARES	VALUE
Information Technology—19.1%
Apple, Inc.	13,900	$6,153
Citrix Systems, Inc.(2)	34,000	2,453
EMC Corp.(2)	109,000	2,604
Google, Inc. Class A(2)	3,300	2,620
MasterCard, Inc. Class A	5,900	3,193
QUALCOMM, Inc.(2)	60,000	4,017
VeriSign, Inc.(2)	57,000	2,695
Visa, Inc. Class A(3)	15,000	2,548

		26,283

Materials—5.9%
CF Industries Holdings, Inc.	9,600	1,828
Cliffs Natural Resources, Inc.	109,000	2,072
Freeport-McMoRan Copper & Gold, Inc.	69,000	2,284
Monsanto Co.	18,000	1,901

		8,085

Telecommunication Services—2.0%
Verizon Communications, Inc.	55,000	2,703
TOTAL COMMON STOCKS (Identified Cost $104,266)		136,072
TOTAL LONG TERM INVESTMENTS—99.1%
(Identified cost $104,266)		136,072

SHORT-TERM INVESTMENTS—0.9%

Money Market Mutual Funds—0.9%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.140%)	1,260,639	1,261
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,261)		1,261
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—100.0%
(Identified Cost $105,527)		137,333 (1)

	CONTRACTS
WRITTEN OPTIONS—(0.1)%

CALL OPTIONS—(0.1)%
Comcast Corp., expiring 4/20/13 strike price $41.00	310	(35)
Visa, Inc., expiring 6/22/13 strike price $165	80	(73)
TOTAL WRITTEN OPTIONS—(0.1)% (Premiums Received $58)		(108)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—99.9%
(Identified Cost $105,469)		137,225 (1)
Other assets and liabilities, net—0.1%		122

NET ASSETS—100.0%		$137,347

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2013, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion segregated as collateral for written options.
(4)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.
(5)	Illiquid security.

See Notes to Financial Statements

VIRTUS GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2013 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2013	Level 1 – Quoted Prices	Level 3 Significant Unobservable Inputs
Investment in Securities:
Equity Securities:
Common Stocks	$136,072	$136,072	$0	*
Short-Term Investments	1,261	1,261	—
Written Options	(108)	(108)	—

Total Investments	$137,225	$137,225	$0	*

There are no Level 2 (significant observable inputs) priced securities.

*	Includes internally fair valued security currently priced at zero $0.

See Notes to Financial Statements

VIRTUS MID-CAP CORE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—95.4%

Consumer Discretionary—16.3%
Advance Auto Parts, Inc.	1,043	$86
Dick’s Sporting Goods, Inc.	1,633	77
Dollar Tree, Inc.(2)	1,770	86
John Wiley & Sons, Inc. Class A	1,589	62
Omnicom Group, Inc.	1,323	78
Ross Stores, Inc.	2,256	137

		526

Consumer Staples—6.9%
Brown-Forman Corp. Class B	864	62
Church & Dwight Co., Inc.	1,031	67
Monster Beverage Corp.(2)	1,980	94

		223

Energy—5.7%
Core Laboratories N.V.	484	67
Dresser-Rand Group, Inc.(2)	1,891	116

		183

Financials—11.4%
Digital Realty Trust, Inc.	884	59
First Cash Financial Services, Inc.(2)	1,380	81
RLI Corp.	1,549	111
T. Rowe Price Group, Inc.	1,587	119

		370

Health Care—10.4%
DENTSPLY International, Inc.	2,203	94
Sirona Dental Systems, Inc.(2)	1,793	132
Waters Corp.(2)	1,175	110

		336

	SHARES	VALUE
Industrials—21.8%
Copart, Inc.(2)	2,812	$96
Equifax, Inc.	2,068	119
Expeditors International of Washington, Inc.	3,456	124
Graco, Inc.	1,092	63
MSC Industrial Direct Co., Inc. Class A	1,182	101
Nordson Corp.	1,543	102
Rockwell Collins, Inc.	1,579	100

		705

Information Technology—15.1%
Amphenol Corp. Class A	1,542	115
ANSYS, Inc.(2)	1,019	83
Intuit, Inc.	1,892	124
MICROS Systems, Inc.(2)	1,619	74
Xilinx, Inc.	2,448	93

		489

Materials—5.5%
International Flavors & Fragrances, Inc.	978	75
Sigma-Aldrich Corp.	1,307	102

		177

Utilities—2.3%
Questar Corp.	3,123	76
TOTAL COMMON STOCKS (Identified Cost $2,395)		3,085
TOTAL LONG TERM INVESTMENTS—95.4%
(Identified cost $2,395)		3,085

	SHARES	VALUE
SHORT-TERM INVESTMENTS—5.8%

Money Market Mutual Funds—5.8%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.140%)	188,232	$188
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $188)		188
TOTAL INVESTMENTS—101.2% (Identified Cost $2,583)		3,273	(1)
Other assets and liabilities, net—(1.2)%		(40)

NET ASSETS—100.0%		$3,233

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2013, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2013 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2013	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$3,085	$3,085
Short-Term Investments	188	188

Total Investments	$3,273	$3,273

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.2%

Consumer Discretionary—17.2%
Bed Bath & Beyond, Inc.(2)	38,500	$2,480
Monro Muffler Brake, Inc.	37,800	1,501
Morningstar, Inc.	37,500	2,622
PetSmart, Inc.	33,700	2,093
Pool Corp.	63,500	3,048
Ross Stores, Inc.	31,400	1,904
TripAdvisor, Inc.(2)	27,500	1,444

		15,092

Consumer Staples—6.1%
Brown-Forman Corp. Class B	28,350	2,024
Mead Johnson Nutrition Co.	22,000	1,704
Monster Beverage Corp.(2)	33,500	1,599

		5,327

Energy—8.5%
Cameron International Corp.(2)	31,600	2,060
Core Laboratories N.V.	13,300	1,834
Dresser-Rand Group, Inc.(2)	30,200	1,862
FMC Technologies, Inc.(2)	30,400	1,654

		7,410

Financials—6.6%
Fifth Third Bancorp	52,500	856
Financial Engines, Inc.	65,400	2,369
T. Rowe Price Group, Inc.	33,900	2,538

		5,763

Health Care—13.7%
HMS Holdings Corp.(2)	46,900	1,273
Intuitive Surgical, Inc.(2)	4,700	2,309
Perrigo Co.	16,500	1,959
Sirona Dental Systems, Inc.(2)	30,100	2,219
Varian Medical Systems, Inc.(2)	38,300	2,758

	SHARES	VALUE
Health Care—continued
Waters Corp.(2)	15,200	$1,427

		11,945

Industrials—16.9%
Donaldson Co., Inc.	44,300	1,603
Expeditors International of Washington, Inc.	48,700	1,739
Fastenal Co.	38,000	1,951
MSC Industrial Direct Co., Inc. Class A	33,100	2,840
Robinson (C.H.) Worldwide, Inc.	30,300	1,802
Roper Industries, Inc.	24,200	3,081
Stericycle, Inc.(2)	16,500	1,752

		14,768

Information Technology—28.0%
Amphenol Corp. Class A	35,100	2,620
ANSYS, Inc.(2)	34,600	2,817
FactSet Research Systems, Inc.	26,100	2,417
Gartner, Inc.(2)	48,800	2,655
Hittite Microwave Corp.(2)	36,500	2,211
MercadoLibre, Inc.	22,200	2,144
MICROS Systems, Inc.(2)	47,800	2,175
National Instruments Corp.	70,900	2,322
SolarWinds, Inc.(2)	35,200	2,080
Teradata Corp.(2)	22,300	1,305
Xilinx, Inc.	45,600	1,741

		24,487

Materials—2.2%
Airgas, Inc.	19,800	1,963
TOTAL COMMON STOCKS (Identified Cost $74,982)		86,755
TOTAL LONG TERM INVESTMENTS—99.2%
(Identified cost $74,982)		86,755

	SHARES	VALUE
SHORT-TERM INVESTMENTS—1.0%

Money Market Mutual Funds—1.0%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.140%)	861,776	$862
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $862)		862
TOTAL INVESTMENTS—100.2% (Identified Cost $75,844)		87,617	(1)
Other assets and liabilities, net—(0.2)%		(132)

NET ASSETS—100.0%		$87,485

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2013, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2013 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2013	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$86,755	$86,755
Short-Term Investments	862	862

Total Investments	$87,617	$87,617

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS QUALITY LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—96.0%

Consumer Discretionary—15.0%
Genuine Parts Co.	24,600	$1,919
Lowe’s Cos., Inc.	53,700	2,036
Mattel, Inc.	40,800	1,787
Omnicom Group, Inc.	27,400	1,614
TJX Cos., Inc.	56,600	2,646
VF Corp.	13,600	2,281

		12,283

Consumer Staples—7.0%
Coca-Cola Co. (The)	52,600	2,127
Diageo plc Sponsored ADR	13,700	1,724
Kimberly-Clark Corp.	19,100	1,872

		5,723

Energy—9.2%
Apache Corp.	23,300	1,798
CVR Energy, Inc.(2)(3)	22,600	0
Exxon Mobil Corp.	29,200	2,631
National Oilwell Varco, Inc.	43,800	3,099

		7,528

Financials—26.7%
American Express Co.	44,200	2,982
Charles Schwab Corp. (The)	76,700	1,357
CME Group, Inc.	36,400	2,235
Digital Realty Trust, Inc.	33,700	2,255
Franklin Resources, Inc.	21,600	3,257
PNC Financial Services Group, Inc.	53,800	3,578
Travelers Cos., Inc. (The)	47,000	3,957
U.S. Bancorp	67,800	2,300

		21,921

	SHARES	VALUE
Health Care—11.0%
Baxter International, Inc.	30,000	$2,179
Johnson & Johnson	34,900	2,845
Novartis AG ADR	30,300	2,159
Quest Diagnostics, Inc.	32,300	1,823

		9,006

Industrials—11.3%
3M Co.	29,300	3,115
Deere & Co.	17,800	1,530
Emerson Electric Co.	27,100	1,514
Union Pacific Corp.	21,800	3,105

		9,264

Information Technology—6.7%
Apple, Inc.	6,800	3,010
International Business Machines Corp.	11,600	2,474

		5,484

Materials—3.9%
International Flavors & Fragrances, Inc.	22,500	1,725
PPG Industries, Inc.	11,200	1,500

		3,225

Utilities—5.2%
AGL Resources, Inc.	69,800	2,928
Questar Corp.	55,300	1,346

		4,274
TOTAL COMMON STOCKS (Identified Cost $61,628)		78,708
TOTAL LONG TERM INVESTMENTS—96.0%
(Identified cost $61,628)		78,708

	SHARES	VALUE
SHORT-TERM INVESTMENTS—3.9%

Money Market Mutual Funds—3.9%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.140%)	3,189,427	$3,189
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $3,189)		3,189
TOTAL INVESTMENTS—99.9% (Identified Cost $64,817)		81,897	(1)
Other assets and liabilities, net—0.1%		108

NET ASSETS—100.0%		$82,005

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2013, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.
(3)	Illiquid security.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2013 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2013	Level 1 – Quoted Prices	Level 3 Significant Unobservable Inputs
Investment in Securities:
Equity Securities:
Common Stocks	$78,708	$78,708	$0	*
Short-Term Investments	3,189	3,189	—

Total Investments	$81,897	$81,897	$0	*

There are no Level 2 (significant observable inputs) priced securities.

*	Includes internally fair valued security currently priced at zero $0.

See Notes to Financial Statements

VIRTUS QUALITY SMALL-CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.3%

Consumer Discretionary—9.0%
Hillenbrand, Inc.	355,978	$8,999
John Wiley & Sons, Inc. Class A	218,522	8,514
Thor Industries, Inc.	96,000	3,532

		21,045

Consumer Staples—7.9%
National Beverage Corp.(2)	439,304	6,172
Village Super Market, Inc.	11,104	374
WD-40 Co.	216,754	11,872

		18,418

Energy—6.6%
CARBO Ceramics, Inc.	49,896	4,544
World Fuel Services Corp.	275,203	10,931

		15,475

Financials—21.1%
Eaton Vance Corp.	278,491	11,649
EPR Properties	122,072	6,354
First Cash Financial Services, Inc.(2)	221,800	12,940
RLI Corp.	153,356	11,018
Westamerica Bancorp	159,668	7,238

		49,199

Health Care—4.2%
Owens & Minor, Inc.	302,138	9,838

Industrials—19.8%
CLARCOR, Inc.	161,061	8,436
Corporate Executive Board Co. (The)	160,782	9,351
Graco, Inc.	191,467	11,111
Landstar System, Inc.	197,728	11,288

	SHARES	VALUE
Industrials—continued
Lincoln Electric Holdings, Inc.	113,614	$6,156

		46,342

Information Technology—27.4%
ADTRAN, Inc.	304,855	5,991
Badger Meter, Inc.	164,517	8,805
Cabot Microelectronics Corp.(2)	183,600	6,380
Cass Information Systems, Inc.	233,519	9,817
Cognex Corp.	121,928	5,139
Computer Services, Inc.	170,004	5,100
Jack Henry & Associates, Inc.	264,850	12,239
Syntel, Inc.(2)	156,543	10,570

		64,041

Materials—2.3%
Balchem Corp.	122,536	5,384
TOTAL COMMON STOCKS (Identified Cost $159,722)		229,742
TOTAL LONG TERM INVESTMENTS—98.3%
(Identified cost $159,722)		229,742
SHORT-TERM INVESTMENTS—1.7%

Money Market Mutual Funds—1.7%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.140%)	3,875,234	3,875
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $3,875)		3,875
TOTAL INVESTMENTS—100.0% (Identified Cost $163,597)		233,617	(1)
Other assets and liabilities, net—0.0%		54

NET ASSETS—100.0%		$233,671

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2013, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2013 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2013	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$229,742	$229,742
Short-Term Investments	3,875	3,875

Total Investments	$233,617	$233,617

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS SMALL-CAP CORE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—89.2%

Consumer Discretionary—5.2%
Pool Corp.	226,950	$10,894
Thor Industries, Inc.	177,900	6,545

		17,439

Energy—1.9%
RPC, Inc.	433,100	6,570

Financials—12.1%
Brown & Brown, Inc.	399,200	12,790
Cohen & Steers, Inc.	173,911	6,273
Federated Investors, Inc. Class B	269,779	6,386
National Interstate Corp.	90,000	2,691
RLI Corp.	171,500	12,322

		40,462

Health Care—21.8%
Abaxis, Inc.(2)	298,100	14,106
Computer Programs & Systems, Inc.	283,756	15,354
Haemonetics Corp.(2)	291,500	12,144
Owens & Minor, Inc.	474,700	15,456
Techne Corp.	237,200	16,094

		73,154

Industrials—25.7%
Advisory Board Co. (The)(2)	85,964	4,515
CLARCOR, Inc.	152,000	7,962
Copart, Inc.(2)	451,200	15,467
Exponent, Inc.	276,200	14,898
Landstar System, Inc.	185,800	10,607
Lincoln Electric Holdings, Inc.	86,800	4,703
RBC Bearings, Inc.(2)	163,748	8,279
Rollins, Inc.	274,100	6,729

	SHARES	VALUE
Industrials—continued
Toro Co. (The)	280,900	$12,933

		86,093

Information Technology—19.7%
ANSYS, Inc.(2)	189,938	15,465
Blackbaud, Inc.	228,954	6,784
FactSet Research Systems, Inc.	144,300	13,362
Hittite Microwave Corp.(2)	259,800	15,733
Jack Henry & Associates, Inc.	317,400	14,667

		66,011

Materials—2.8%
Aptargroup, Inc.	162,900	9,343
TOTAL COMMON STOCKS (Identified Cost $244,032)		299,072
TOTAL LONG TERM INVESTMENTS—89.2%
(Identified cost $244,032)		299,072
SHORT-TERM INVESTMENTS—14.2%

Money Market Mutual Funds—14.2%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.140%)	47,625,554	47,626
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $47,626)		47,626
TOTAL INVESTMENTS—103.4% (Identified Cost $291,658)		346,698	(1)
Other assets and liabilities, net—(3.4)%		(11,281)

NET ASSETS—100.0%		$335,417

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2013, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2013 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2013	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$299,072	$299,072
Short-Term Investments	47,626	47,626

Total Investments	$346,698	$346,698

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS SMALL-CAP SUSTAINABLE GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.7%

Consumer Discretionary—16.6%
Aaron’s, Inc.	52,600	$1,509
Hibbett Sports, Inc.(2)	70,900	3,989
Monro Muffler Brake, Inc.	90,600	3,598
Morningstar, Inc.	40,578	2,837
Pool Corp.	54,100	2,597

		14,530

Consumer Staples—8.2%
Chefs’ Warehouse, Inc. (The)(2)	257,000	4,747
PriceSmart, Inc.	31,600	2,459

		7,206

Financials—6.1%
Cohen & Steers, Inc.	49,400	1,782
Financial Engines, Inc.(2)	98,151	3,555

		5,337

Health Care—18.2%
Abaxis, Inc.(2)	90,700	4,292
National Research Corp.	95,056	5,517
Sirona Dental Systems, Inc.(2)	37,200	2,743
Techne Corp.	49,800	3,379

		15,931

Industrials—11.1%
AAON, Inc.	132,100	3,645
Copart, Inc.(2)	72,200	2,475
Heartland Express, Inc.	86,200	1,150
HEICO Corp. Class A	37,787	1,296
Omega Flex, Inc.(2)	69,400	1,193

		9,759

	SHARES	VALUE
Information Technology—38.5%
ANSYS, Inc.(2)	34,500	$2,808
Blackbaud, Inc.	51,500	1,526
ClickSoftware Technologies Ltd.	207,354	1,667
FactSet Research Systems, Inc.	28,700	2,658
FLIR Systems, Inc.	117,400	3,054
Forrester Research, Inc.	118,500	3,750
Hittite Microwave Corp.(2)	94,800	5,741
MercadoLibre, Inc.	50,800	4,905
Mesa Laboratories, Inc.	30,100	1,595
NVE Corp.(2)	65,200	3,679
ScanSource, Inc.(2)	84,800	2,393

		33,776
TOTAL COMMON STOCKS (Identified Cost $62,961)		86,539
TOTAL LONG TERM INVESTMENTS—98.7%
(Identified cost $62,961)		86,539

SHORT-TERM INVESTMENTS—1.5%

Money Market Mutual Funds—1.5%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.140%)	1,342,402	1,342
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,342)		1,342
TOTAL INVESTMENTS—100.2% (Identified Cost $64,303)		87,881	(1)
Other assets and liabilities, net—(0.2)%		(192)

NET ASSETS—100.0%		$87,689

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2013, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2013 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2013	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$86,539	$86,539
Short-Term Investments	1,342	1,342

Total Investments	$87,881	$87,881

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS STRATEGIC GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.4%

Consumer Discretionary—15.1%
Bed Bath & Beyond, Inc.(2)	167,040	$10,761
NIKE, Inc. Class B	190,580	11,246
PetSmart, Inc.	89,320	5,547
priceline.com, Inc.(2)	12,900	8,874
Ross Stores, Inc.	195,820	11,871
Starbucks Corp.	178,250	10,153

		58,452

Consumer Staples—12.7%
Coca-Cola Co. (The)	382,310	15,461
Colgate-Palmolive Co.	110,510	13,043
Costco Wholesale Corp.	115,600	12,266
Lorillard, Inc.	210,150	8,480

		49,250

Energy—6.7%
Core Laboratories N.V.	41,260	5,690
National Oilwell Varco, Inc.	143,890	10,180
Schlumberger Ltd.	135,530	10,150

		26,020

Financials—5.6%
Charles Schwab Corp. (The)	358,060	6,334
Fifth Third Bancorp	231,010	3,768
T. Rowe Price Group, Inc.	154,500	11,567

		21,669

Health Care—8.2%
Intuitive Surgical, Inc.(2)	22,490	11,047
Perrigo Co.	61,700	7,326
Waters Corp.(2)	98,420	9,243
Zoetis, Inc.(2)	130,737	4,366

		31,982

	SHARES	VALUE
Industrials—15.8%
Danaher Corp.	127,870	$7,947
Emerson Electric Co.	121,650	6,797
Expeditors International of Washington, Inc.	182,560	6,519
Fastenal Co.	171,260	8,794
MSC Industrial Direct Co., Inc. Class A	88,480	7,590
Precision Castparts Corp.	36,430	6,908
Robinson (C.H.) Worldwide, Inc.	124,960	7,430
Roper Industries, Inc.	72,770	9,264

		61,249

Information Technology—30.4%
Accenture plc Class A	122,220	9,285
Amphenol Corp. Class A	190,770	14,241
ANSYS, Inc.(2)	162,930	13,266
Apple, Inc.	45,140	19,980
MICROS Systems, Inc.(2)	178,960	8,144
Oracle Corp.	202,040	6,534
QUALCOMM, Inc.(2)	252,170	16,883
Teradata Corp.(2)	94,040	5,502
Visa, Inc. Class A	72,460	12,307
Xilinx, Inc.	308,770	11,786

		117,928

Materials—3.9%
Praxair, Inc.	97,590	10,885
Sigma-Aldrich Corp.	52,660	4,091

		14,976
TOTAL COMMON STOCKS (Identified Cost $293,488)		381,526
TOTAL LONG TERM INVESTMENTS—98.4%
(Identified cost $293,488)		381,526

	SHARES	VALUE
SHORT-TERM INVESTMENTS—1.0%

Money Market Mutual Funds—1.0%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.140%)	3,915,543	$3,916
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $3,916)		3,916
TOTAL INVESTMENTS—99.4% (Identified Cost $297,404)		385,442	(1)
Other assets and liabilities, net—0.6%		2,506

NET ASSETS—100.0%		$387,948

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2013, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2013 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2013	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$381,526	$381,526
Short-Term Investments	3,916	3,916

Total Investments	$385,442	$385,442

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—0.1%
U.S. Treasury Note 1.625%, 11/15/22	$100		$98
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $99)			98

FOREIGN GOVERNMENT SECURITIES—4.8%
Bolivarian Republic of Venezuela
RegS 5.750%, 2/26/16(5)	130		123
RegS 7.000%, 12/1/18(5)	85		80
RegS 12.750%, 8/23/22(5)	95		111
9.375%, 1/13/34	245		237
Commonwealth of Australia Series 118, 6.500%, 5/15/13	510	AUD	533
Commonwealth of Canadian 2.000%, 3/1/14	770	CAD	765
Commonwealth of New Zealand Series 413, 6.500%, 4/15/13	550	NZD	461
Federation of Russia
144A 7.850%, 3/10/18(4)	10,000	RUB	343
8.150%, 2/3/27	7,410	RUB	257
Federative Republic of Brazil 8.500%, 1/5/24	1,140	BRL	601
Hellenic Republic 2.000%, 2/24/27	135	EUR	69
Kingdom of Morocco 144A 4.250%, 12/11/22(4)	200		204
Kingdom of Norway
Series 470, 6.500%, 5/15/13	2,875	NOK	495
0.000%, 12/18/13	1,080	NOK	183
Republic of Argentina
7.000%, 10/3/15	135		115
Provincia de Neuquen 144A 7.875%, 4/26/21(4)	190		162
PIK Interest Capitalization 5.770%, 12/31/33(3)	246		134
Republic of Colombia
12.000%, 10/22/15	285,000	COP	188
4.375%, 3/21/23	386,000	COP	218
Republic of Croatia 144A 6.375%, 3/24/21(4)	215		231
Republic of Iceland 144A 5.875%, 5/11/22(4)	240		275
Republic of Indonesia 5.625%, 5/15/23	1,061,000	IDR	109
Republic of Korea Series 1312, 3.000%, 12/10/13	121,500	KRW	110
Republic of Mongolia 144A 5.125%, 12/5/22(4)	200		187
Republic of Peru
144A 7.840%, 8/12/20(4)	220	PEN	107
RegS 6.900%, 8/12/37(5)	335	PEN	163
Republic of Philippines 4.950%, 1/15/21	5,000	PHP	140
Republic of Portugal 4.950%, 10/25/23	90	EUR	104

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Republic of Serbia 144A 5.250%, 11/21/17(4)	$200		$207
Republic of Slovenia 144A 5.500%, 10/26/22(4)	200		191
Republic of South Africa Series R206 7.500%, 1/15/14	2,600	ZAR	287
Republic of Turkey 9.000%, 3/5/14	1,005	TRY	569
Republic of Uruguay 4.375%, 12/15/28	2,788	UYU(11)	185
United Mexican States
Series M, 6.000%, 6/18/15	4,715	MXN	396
Series M, 6.500%, 6/9/22	5,975	MXN	539
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $8,979)			9,079

MORTGAGE-BACKED SECURITIES—3.6%

Non-Agency—3.6%
Banc of America (Merrill Lynch) Commercial Mortgage, Inc. 05-3, AJ 4.767%, 7/10/43(3)	150		151
Bear Stearns Commercial Mortgage Securities, Inc.
05-PW10, AM 5.449%, 12/11/40(3)	150		165
06-PW13, AM 5.582%, 9/11/41(3)	375		421
07-T28, A3 5.793%, 9/11/42	377		388
Chase Mortgage Finance Corp. 07-A1, 10A1 3.073%, 2/25/37(3)	175		174
Extended Stay America Trust 144A 7.625%, 12/5/19(4)	260		276
Goldman Sachs Mortgage Pass-Through-Securities Mortgage Loan Trust 05-RP1, 1A3 144A 8.000%, 1/25/35(4)	301		321
Goldman Sachs Mortgage Securities Corp. II 07-GG10, A4 5.787%, 8/10/45(3)	50		57
GSR Mortgage Loan Trust 05-AR4, 6A1 5.250%, 7/25/35(3)	294		291
JPMorgan Chase Commercial Mortgage Securities Corp.
10-CNTR, A2, 144A 4.311%, 8/5/32(4)	350		387
06-LDP9, A3 5.336%, 5/15/47	185		208
07-CB18, A3 5.447%, 6/12/47	243		251

	PAR VALUE	VALUE
Non-Agency—continued
MASTR Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(4)	$222	$232
Merrill Lynch Mortgage Investors, Inc. 98-C1, C 6.750%, 11/15/26(3)	375	417
Morgan Stanley Capital I
07-T27, A4 5.651%, 6/11/42(3)	240	281
05-IQ10, A4B 5.284%, 9/15/42(3)	365	402
Morgan Stanley Capital I Trust 07-IQ14, AM 5.663%, 4/15/49(3)	137	144
Motel 6 Trust 12-MTLB, D 144A 3.781%, 10/5/25(4)	205	205
Nomura Asset Acceptance Corp.
04-R1, A1 144A 6.500%, 3/25/34(4)	324	342
04-R3, A1 144A 6.500%, 2/25/35(4)	170	179
Opteum Mortgage Acceptance Corp. 06-1, 2APT 5.750%, 4/25/36(3)	215	212
Reperforming Loan REMIC Trust 03-R4, 2A 144A 6.500%, 1/25/34(3)(4)	75	77
Residential Accredit Loans, Inc. 04-QS16, 1A5 5.500%, 12/25/34	296	288
Structured Asset Securities Corp. 02-AL1, A3 3.450%, 2/25/32	174	173
SunTrust Adjustable Rate Mortgage Loan Trust 07-S1, 5A1 4.776%, 1/25/37(3)	182	179
Wachovia Bank Commercial Mortgage Trust 07-C30, A5 5.342%, 12/15/43	370	419
Washington Mutual Commercial Mortgage Securities Trust 06-SL1, A, 144A 5.286%, 11/23/43(3)(4)	174	171
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $6,442)		6,811

ASSET-BACKED SECURITIES—1.4%
AmeriCredit Automobile Receivables Trust 12-3, D 3.030%, 7/9/18	188	194
Citicorp Residential Mortgage Securities, Inc. 07-2, A3 6.080%, 6/25/37	263	268
CKE Restaurant Holdings, Inc. 144A 4.474%, 3/20/43(4)	105	107

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	PAR VALUE		VALUE
ASSET-BACKED SECURITIES—continued
Countrywide Asset-Backed Certificates
05-1, AF5A 5.497%, 7/25/35	$190		$186
05-12, 1A4 5.323%, 2/25/36(3)	350		360
Fairway Outdoor Funding LLC 12-1A, A2, 144A 4.212%, 10/15/42(4)	119		125
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	254		256
Miramax LLC 11-1A, A, 144A 6.250%, 10/20/21(4)	168		177
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(3)	142		151
Residential Funding Mortgage Securities II Home Loan Trust
03-HS3, AI4 5.050%, 9/25/33	207		212
06-H11, M1 6.010%, 2/25/36	160		160
07-HI1, A3 5.720%, 3/25/37	184		185
TAL Advantage I LLC 12-1A, A 144A 3.860%, 5/20/27(4)	183		189
Terwin Mortgage Trust 04-15AL, A1 144A 5.778%, 7/25/34(3)(4)	107		107
TOTAL ASSET-BACKED SECURITIES (Identified Cost $2,563)			2,677

CORPORATE BONDS AND NOTES—22.7%

Consumer Discretionary—1.5%
American Axle & Manufacturing, Inc. 6.250%, 3/15/21	150		154
Ameristar Casinos, Inc. 7.500%, 4/15/21	75		83
Arcos Dorados Holdings, Inc. 144A 10.250%, 7/13/16(4)	285	BRL	147
Automotores Gildemeister SA 144A 6.750%, 1/15/23(4)	190		200
Boyd Gaming Corp. 144A 9.000%, 7/1/20(4)	190		199
Brookfield Residential Properties, Inc. 144A 6.500%, 12/15/20(4)	175		188
Claire’s Stores, Inc. 144A 9.000%, 3/15/19(4)	100		114
Clear Channel Communications, Inc. 144A 9.000%, 12/15/19(4)	83		80
HD Supply, Inc. 10.500%, 1/15/21	155		162

	PAR VALUE	VALUE
Consumer Discretionary—continued
Isle of Capri Casinos, Inc. 144A 5.875%, 3/15/21(4)	$190	$190
Jones Group, Inc. (Apparel Group Holdings) (Apparel Group USA) (Footwear Acc Retail) 6.875%, 3/15/19	90	96
Landry’s, Inc. 144A 9.375%, 5/1/20(4)	125	135
Lynx I Corp. 144A
5.375%, 4/15/21(4)	200	209
MGM Resorts International 144A 6.750%, 10/1/20(4)	205	218
Sinclair Television Group, Inc. 144A 5.375%, 4/1/21(4)	190	190
Six Flags Entertainment Corp. 144A 5.250%, 1/15/21(4)	205	206
Station Casinos LLC 144A 7.500%, 3/1/21(4)	165	170
TRW Automotive, Inc. 144A 4.500%, 3/1/21(4)	55	56
Wyndham Worldwide Corp. 6.000%, 12/1/16	2	2

		2,799

Consumer Staples—0.3%
Chiquita Brands International, Inc. (Chiquita Brands LLC) 144A 7.875%, 2/1/21(4)	155	163
Flowers Foods, Inc. 4.375%, 4/1/22	170	173
Hawk Acquisition Sub, Inc. 144A 4.250%, 10/15/20(4)	295	296

		632

Energy—3.5%
Atlas Pipeline Partners LP (Atlas Pipeline Finance Corp.) 144A 6.625%, 10/1/20(4)	80	84
Bill Barrett Corp. 7.625%, 10/1/19	190	203
Breitburn Energy Partners LP (Breitburn Finance Corp.) 7.875%, 4/15/22	330	355
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	195	214
Chesapeake Energy Corp.
6.775%, 3/15/19	220	230
5.375%, 6/15/21	150	151
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	190	200
EPL Oil & Gas, Inc. 144A 8.250%, 2/15/18(4)	210	224

	PAR VALUE		VALUE
Energy—continued
EV Energy Partners LP (EV Energy Finance Corp.) 8.000%, 4/15/19	$80		$85
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(4)	135		144
Frontier Oil Corp. 6.875%, 11/15/18	180		196
Halcon Resources Corp. 144A 8.875%, 5/15/21(4)	155		168
Lukoil International Finance BV 144A 7.250%, 11/5/19(4)	190		227
OGX Austria GmbH 144A 8.500%, 6/1/18(4)	225		177
Parker Drilling Co. 9.125%, 4/1/18	245		268
PDC Energy, Inc. 144A 7.750%, 10/15/22(4)	160		170
Petrobras International Finance Co. 5.375%, 1/27/21	180		194
Petroleos de Venezuela SA
Series 2014 4.900%, 10/28/14	215		207
RegS 8.500%, 11/2/17	950		926
Petroleos Mexicanos 6.500%, 6/2/41	355		418
Petropower I Funding Trust 144A 7.360%, 2/15/14(4)(7)	209		212
QEP Resources, Inc. 6.875%, 3/1/21	150		171
Quicksilver Resources, Inc. 7.125%, 4/1/16	215		183
Rowan Cos., Inc. 4.875%, 6/1/22	180		196
Sabine Pass Liquefaction LLC 144A 5.625%, 2/1/21(4)	160		166
Targa Resources Partners LP (Targa Resources Partners Finance Corp.) 6.375%, 8/1/22	260		285
Venoco, Inc. 11.500%, 10/1/17	145		156
Williams Cos., Inc. (The) 3.700%, 1/15/23	140		139
Zhaikmunai LP (Zhaikmanai International BV) 144A 7.125%, 11/13/19(4)	200		215

			6,564

Financials—9.7%
Abbey National Treasury Services plc 144A 3.875%, 11/10/14(4)	155		161
Air Lease Corp. 4.750%, 3/1/20	190		195
Aircastle Ltd. 7.625%, 4/15/20	170		198
Akbank TAS 144A 7.500%, 2/5/18(4)	300	TRY	163

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	PAR VALUE		VALUE
Financials—continued
Alfa Bank OJSC (Alfa Bond Issuance plc) RegS 7.875%, 9/25/17(5)(9)	$205		$232
Ally Financial, Inc. 0.000%, 6/15/15	280		262
ALROSA Finance SA 144A 7.750%, 11/3/20(4)	200		235
Alta Mesa Holdings LP (Alta Mesa Finance Services Corp.) 9.625%, 10/15/18	225		238
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 144A 5.500%, 4/1/23(4)	220		221
Banco ABC Brasil SA 144A 7.875%, 4/8/20(4)	185		210
Banco Bilbao Vizcaya Argentaria Bancomer SA 144A 6.500%, 3/10/21(4)	200		227
Banco Bradesco SA 144A 5.900%, 1/16/21(4)	200		216
Banco do Brasil S.A. RegS 5.375%, 1/15/21(5)	250		265
Banco Internacional del Peru SAA 144A 5.750%, 10/7/20(4)	190		207
Banco Santander Brasil SA 144A 8.000%, 3/18/16(4)	370	BRL	185
Banco Santander Chile 144A 3.875%, 9/20/22(4)	195		197
Banco Votorantim SA 144A 7.375%, 1/21/20(4)	195		220
Bancolombia SA 5.125%, 9/11/22	215		216
Bank of America Corp. 5.750%, 8/15/16	190		212
Bank of Georgia JSC 144A 7.750%, 7/5/17(4)	200		212
Bank of India 144A 3.625%, 9/21/18(4)	200		201
Braskem Finance Ltd. 144A 5.750%, 4/15/21(4)	235		246
Burlington Holdings LLC (Burlington Holding Finance, Inc.) 144A 9.000%, 2/15/18(4)	115		117
Carlyle Holdings Finance LLC 144A 3.875%, 2/1/23(4)	190		195
Chubb Corp. (The) 6.375%, 3/29/67(3)(6)	165		181
Citigroup, Inc. 4.050%, 7/30/22	300		310
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 144A 11.000%(3)(4)(10)	195		261
E*TRADE Financial Corp. 6.375%, 11/15/19	190		202
ESAL GmbH 144A 6.250%, 2/5/23(4)	200		202

	PAR VALUE	VALUE
Financials—continued
Eurasian Development Bank 144A 4.767%, 9/20/22(4)	$200	$205
Fidelity National Financial, Inc. 5.500%, 9/1/22	50	57
First Niagara Financial Group, Inc.
6.750%, 3/19/20	55	66
7.250%, 12/15/21	200	244
Ford Motor Credit Co. LLC 5.750%, 2/1/21	175	199
Gazprom OAO (Gaz Capital SA) RegS 6.510%, 3/7/22(5)	365	422
General Motors Financial Co., Inc. 144A 4.750%, 8/15/17(4)	190	198
Genworth Financial, Inc. 7.625%, 9/24/21	75	90
GRD Holdings III Corp. 144A 10.750%, 6/1/19(4)	130	137
Hertz Corp. (The) 144A 4.250%, 4/1/18(4)	50	51
Hexion U.S. Finance Corp. 144A 6.625%, 4/15/20(4)	175	176
6.625%, 4/15/20	55	55
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 144A 8.875%, 2/1/18(4)	225	234
Highwoods Realty LP 3.625%, 1/15/23	190	188
Hutchison Whampoa International Ltd. Series 12 144A 6.000%(3)(4)(6)(10)	250	267
ING U.S., Inc. 144A 5.500%, 7/15/22(4)	230	255
International Lease Finance Corp.
3.875%, 4/15/18	60	60
6.250%, 5/15/19	200	220
Intesa Sanpaolo SpA 3.125%, 1/15/16	200	195
Itau Unibanco Holding SA 144A 5.125%, 5/13/23(4)	200	204
Jefferies Group, Inc. 5.125%, 1/20/23	55	58
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(4)	200	234
Kazkommerts Bank International BV 144A 7.875%, 4/7/14(4)	225	230
Korea Development Bank 3.500%, 8/22/17	300	322
Legg Mason, Inc. 5.500%, 5/21/19	195	212
Linn Energy LLC ( Linn Energy Finance Corp.) 6.500%, 5/15/19	150	158
Macquarie Group Ltd. 144A 6.250%, 1/14/21(4)	265	295

	PAR VALUE		VALUE
Financials—continued
Morgan Stanley 144A 10.090%, 5/3/17(4)	$300	BRL	$159
6.625%, 4/1/18	245		293
Nationstar Mortgage LLC (Nationstar Capital Corp.) 144A 6.500%, 7/1/21(4)	190		199
Nordea Bank AB 144A 4.250%, 9/21/22(4)	240		246
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(4)(9)	200		198
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(4)(9)	200		199
PKO Finance AB 144A 4.630%, 9/26/22(4)(9)	240		249
Progressive Corp. (The) 6.700%, 6/15/37(3)(6)	305		337
Prudential Financial, Inc.
5.875%, 9/15/42(3)(6)	400		426
5.200%, 3/15/44(3)(6)	35		35
QGOG Constellation SA 144A 6.250%, 11/9/19(4)	200		211
Regions Bank 7.500%, 5/15/18	250		307
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(4)	250		279
Resona Bank Ltd. 144A 5.850%(3)(4)(6)(10)	200		216
Royal Bank of Scotland Group plc (The) 5.625%, 8/24/20	170		198
Royal Bank of Scotland plc (The) 4.375%, 3/16/16	145		158
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 5.298%, 12/27/17(4)	175		185
Santander U.S. Debt S.A.U. 144A 3.724%, 1/20/15(4)	210		212
Sberbank of Russia (Sberbank CapItal SA) 144A 6.125%, 2/7/22(4)(9)	400		447
5.125%, 10/29/22(4)(9)	290		290
Shinhan Bank 144A 4.375%, 7/27/17(4)	200		221
SLM Corp.
4.625%, 9/25/17	165		172
5.500%, 1/25/23	115		114
Telecom Italia Capital SA 7.175%, 6/18/19	85		97
TMK OAO (TMK Capital SA) 144A 6.750%, 4/3/20(4)(9)	200		197
Turkiye Is Bankasi 144A 3.875%, 11/7/17(4)	235		239
United Rentals North America, Inc. 7.375%, 5/15/20	190		212
UPCB Finance VI Ltd. 144A 6.875%, 1/15/22(4)	150		164

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(4)(9)	$200	$214
Wells Fargo & Co. 3.450%, 2/13/23	160	161
Willis Group Holdings plc 5.750%, 3/15/21	205	230
Yapi Ve Kredi Bankasi AS 144A 4.000%, 1/22/20(4)	200	197
Zions Bancorp 4.500%, 3/27/17	155	166

		18,447

Health Care—0.4%
HCA, Inc. 6.500%, 2/15/20	270	305
inVentiv Health, Inc. 144A 9.000%, 1/15/18(4)	40	42
Symbion, Inc. 8.000%, 6/15/16	160	170
Tenet Healthcare Corp. 144A 4.500%, 4/1/21(4)	100	98
Valeant Pharmaceuticals International, Inc. 144A 7.250%, 7/15/22(4)	190	208

		823

Industrials—3.0%
ADS Tactical, Inc. 144A 11.000%, 4/1/18(4)	200	200
American Airlines 2013-1 Class A Pass Through Trust 144A 4.000%, 7/15/25(4)	200	203
Ashton Woods USA LLC (Ashton Woods Finance Co.) 144A 6.875%, 2/15/21(4)	190	193
Atlas Air Pass-Through-Trust 00-1. A 8.707%, 1/2/19	262	278
Bombardier, Inc. 144A 6.125%, 1/15/23(4)	230	240
CDRT Holding Corp. PIK Capitalization Interest 144A 9.250%, 10/1/17(4)	175	182
CHC Helicopter SA 9.250%, 10/15/20	220	235
Continental Airlines Pass-Through-Trust 00-1, A-1 8.048%, 11/1/20	133	154
01-A1 6.703%, 6/15/21	258	279
Deluxe Corp. 7.000%, 3/15/19	190	207
DP World Ltd. 144A 6.850%, 7/2/37(4)	100	114
Embraer SA 5.150%, 6/15/22	230	250
Gulfmark Offshore, Inc. 6.375%, 3/15/22	185	193

	PAR VALUE		VALUE
Industrials—continued
Harland Clarke Holdings Corp. 144A 9.750%, 8/1/18(4)	$95		$101
Hellenic Railways Organization SA 5.460%, 1/30/14	120	EUR	138
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	200		221
NCL Corp. Ltd. 144A 5.000%, 2/15/18(4)	15		15
Northwest Airlines Pass- Through-Trust 01-1, B
7.691%, 4/1/17	268		282
02-1, G2
6.264%, 11/20/21	233		247
ServiceMaster Co. 144A 7.000%, 8/15/20(4)	190		198
Spirit Aerosystems, Inc. 6.750%, 12/15/20	215		231
Sydney Airport Finance Co. Ltd. 144A 3.900%, 3/22/23(4)	210		214
U.S. Airways Pass-Through-Trust
01-1G 7.076%, 3/20/21	139		151
11-1 A 7.125%, 10/22/23	354		406
UAL Pass-Through-Trust 09-2 9.750%, 1/15/17	260		302
07-01A 6.636%, 7/2/22	207		224
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21(4)	260		301

			5,759

Information Technology—0.9%
Ceridian Corp. 144A 11.000%, 3/15/21(4)	5		5
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22	200		204
EarthLink, Inc. 8.875%, 5/15/19	130		132
Equinix, Inc. 4.875%, 4/1/20	80		81
First Data Corp.
11.250%, 3/31/16	185		187
144A 8.250%, 1/15/21(4)	185		193
144A 11.250%, 1/15/21(4)	205		214
Igloo Holdings Corp. PIK Interset Capitalization 144A 8.250%, 12/15/17(4)	45		46
NCR Corp. 144A 4.625%, 2/15/21(4)	190		190
QVC, Inc. 5.125%, 7/2/22	310		329
Tech Data Corp. 3.750%, 9/21/17	20		21

			1,602

	PAR VALUE		VALUE
Materials—2.1%
Alpek SA de CV 144A 4.500%, 11/20/22(4)	$265		$275
Ardagh Packaging Finance plc / Ardagh MP Holdings USA, Inc. 144A 4.875%, 11/15/22(4)	225		223
Calumet Specialty Products Partners LP (Calumet Finance Corp.) 9.375%, 5/1/19	185		208
Cascades, Inc. 7.875%, 1/15/20	300		324
Cemex Sab de CV 144A 5.875%, 3/25/19(4)	200		202
Eldorado Gold Corp. 144A 6.125%, 12/15/20(4)	70		73
FMG Resources Property Ltd. 144A 6.000%, 4/1/17(4)	125		129
Ineos Finance plc 144A 8.375%, 2/15/19(4)	150		166
JMC Steel Group 144A 8.250%, 3/15/18(4)	155		165
NewMarket Corp. 144A 4.100%, 12/15/22(4)	200		204
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(4)	200		206
Pactiv LLC 8.125%, 6/15/17	430		454
PTT Global Chemical pcl 144A 4.250%, 9/19/22(4)	200		209
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(4)	260		270
Sealed Air Corp. 144A 6.500%, 12/1/20(4)	45		49
5.250%, 4/1/23(4)	35		35
Tronox Finance LLC 144A 6.375%, 8/15/20(4)	155		151
United States Steel Corp. 6.875%, 4/1/21	225		232
Vale Overseas Ltd. 4.375%, 1/11/22	225		231
Vedanta Resources plc 144A 9.500%, 7/18/18(4)	165		195

			4,001

Telecommunication Services—1.0%
America Movil SAB de CV Series 12 6.450%, 12/5/22	2,000	MXN	170
CenturyLink, Inc. Series S, 6.450%, 6/15/21	150		159
Cincinnati Bell, Inc. 8.375%, 10/15/20	130		136
Frontier Communications Corp. 7.125%, 1/15/23	190		193
Intelsat Luxembourg SA 144A 7.750%, 6/1/21(4)	115		117

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Telecommunication Services—continued
Level 3 Financing, Inc. 144A 7.000%, 6/1/20(4)	$150	$158
Sprint Nextel Corp. 6.000%, 11/15/22	240	248
Telefonica Emisiones, S.A.U. 5.462%, 2/16/21	125	135
Univision Communications, Inc. 144A 6.750%, 9/15/22(4)	125	136
Wind Acquisition Finance S.A. 144A 11.750%, 7/15/17(4)	225	240
Windstream Corp.
8.125%, 9/1/18	45	49
7.000%, 3/15/19	120	123
7.750%, 10/15/20	105	114

		1,978

Utilities—0.3%
AmeriGas Partners LP (AmeriGas Finance Corp.)
6.250%, 8/20/19	190	203
7.000%, 5/20/22	125	137
Electricite de France SA 144A 5.250%,(3)(4)(6)(10)	240	239
NRG Energy, Inc. 144A 6.625%, 3/15/23(4)	5	5

		584
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $41,130)		43,189

LOAN AGREEMENTS(3)—6.2%

Consumer Discretionary—1.4%
BJ’s Wholesale Club, Inc. Second Lien, 9.750%, 3/26/20	40	42
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.)
Tranche B-4, 9.500%, 10/31/16	73	75
Tranche B-6, 9.500%, 1/28/18	84	78
Centaur Acquisition LLC 2.720%, 2/20/19	40	41
Chrysler Group LLC (Chrysler Group Co-Issuer, Inc.) Tranche B, 6.000%, 5/24/17	116	119
Clear Channel Communications, Inc. Tranche B, 3.612%, 1/29/16	144	128
Cumulus Media Holdings, Inc. Second Lien, 7.500%, 9/16/19	195	202
EB Sports Corp. 6.250%, 12/31/15	115	115

	PAR VALUE	VALUE
Consumer Discretionary—continued
Federal—Mogul Corp.
Tranche B, 2.138%, 12/29/14	$110	$103
Tranche C, 2.138%, 12/28/15	55	51
Focus Brands, Inc. First Lien, 6.250%, 2/21/18	162	164
Fram Group Holdings, Inc. (Prestone Holdings, Inc.) Second Lien, 10.500%, 1/29/18	155	158
Granite Broadcasting Corp. Tranche B First Lien, 8.500%, 5/23/18	123	123
HD Supply, Inc. 7.250%, 10/12/17	229	232
Hostess Brands, Inc. 0.000%, 3/21/20(12)	127	130
Hubbard Radio LLC First Lien, 8.750%, 4/28/17	26	26
Landry’s, Inc. (Landry’s Restaurants, Inc.) Tranche B, 6.500%, 4/24/18	282	285
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	159	162
SRAM LLC Second Lien, 8.500%, 12/7/18	185	189
Transtar Holding Co. Second Lien, 9.750%, 10/9/19	77	79
Zuffa LLC 5.750%, 2/25/20	156	158

		2,660

Consumer Staples—0.3%
AdvancePierre Foods, Inc. First Lien, 7.500%, 7/10/17	23	23
Second Lien, 5.750%, 10/10/17	130	135
Crossmark Holdings, Inc. First Lien 4.750%, 12/20/19	212	212
Rite Aid Corp. 5.750%, 8/21/20	10	10
SuperValu, Inc. 8.000%, 3/21/19	89	91
Ti Group Auto Systems LLC 6.750%, 3/28/19	87	88

		559

Energy—0.4%
Frac Tech International LLC 8.500%, 5/6/16	241	230
NGPL Pipeco LLC 6.750%, 9/15/17	132	134
Samson Investment Co. Second Lien, 6.000%, 9/25/18	143	145

	PAR VALUE	VALUE
Energy—continued
Saxon Enterprises LLC 0.000%, 2/15/19(12)	$158	$159

		668

Financials—0.3%
iPayment, Inc . 5.750%, 5/8/17	118	119
iStar Financial, Inc. 4.500%, 10/15/17	188	190
Nuveen Investments, Inc. Second Lien, 8.250%, 2/28/19	125	128
Walter Investment Management Corp. Tranche B, 5.750%, 11/28/17	184	188

		625

Health Care—0.6%
American Renal Holdings, Inc. 8.500%, 2/20/20	112	113
AMN Healthcare, Inc. Tranche B, 5.750%, 4/5/18	164	165
Ardent Medical Services, Inc.
First Lien 6.750%, 7/2/18	65	66
Second Lien 11.000%, 1/2/19	52	53
Aveta, Inc. (MMM Holdings, Inc.) 9.750%, 12/12/17	67	68
InVentiv Health, Inc. (Ventive Health, Inc.) 7.500%, 8/4/16	150	150
MModal, Inc. Tranche B, 6.750%, 8/16/19	189	183
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	49	49
National Specialty Hospitals, Inc. Tranche B, 8.250%, 2/3/17	163	163
Pharmaceutical Research Associates, Inc. 6.250%, 12/10/17	153	155
Research, Inc. 0.000%, 7/12/18(12)	56	57

		1,222

Industrials—1.0%
Alliance Laundry Systems LLC First Lien 5.500%, 12/10/18	229	231
Second Lien, 5.500%, 12/10/19	17	18
Aluma Systems, Inc. (Brand Energy & Infrastructure) Tranche-1 6.250%, 10/23/18	22	22

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—continued
AWAS Finance Luxemborg S.A. 4.750%, 7/16/18	$198	$199
Brand Energy & Infrastructure Services, Inc. (FR Brand Acquisition Corp.) Tranche B-1 First Lien, 6.250%, 10/23/18	92	93
Brand Energy & Infrastructure Services, Inc. Tranche B-1 6.250%, 10/23/19	80	80
Ceridian Corp. Extended, 5.950%, 5/9/17	190	193
CHG Buyer Corp. Second Lien, 5.000%, 11/19/20	36	37
Commercial Barge Line Co.
7.500%, 9/22/19	115	116
Delta Air Lines, Inc. Tranche B-1, 5.250%, 10/18/18	62	63
Harland Clarke Holdings Corp. (Clarke American Corp.) Tranche B-2 5.462%, 6/30/17	145	144
Hawker Beechcraft, Inc. 5.750%, 2/14/20	190	191
Husky Injection Molding System (Yukon Acquisition, Inc.) 4.250%, 7/2/18	105	107
McJunkin Red Man Corp. 6.250%, 11/8/19	142	144
Navistar, Inc. Tranche B, 7.000%, 8/17/17	190	192
Sesac, Inc. 6.000%, 2/7/19	70	71

		1,901

Information Technology—1.4%
Alcatel-Lucent U.S.A., Inc. 0.000%, 8/1/16(12)	15	15
Tranche C, 0.000%, 1/30/19(12)	152	154
Avaya, Inc. Tranche B-3, 4.812%, 10/26/17	296	280
Blue Coat Systems, Inc. 5.750%, 2/15/18	184	186
CCC Information Services Group, Inc. Tranche B 3.850%, 12/20/19	80	81
Deltek, Inc. First Lien, 10.000%, 10/10/18	160	161
Second Lien, 10.000%, 10/10/19	23	24
DynCorp International, Inc. 6.250%, 7/7/16	112	113
EZE Castle Software, Inc. 5.212%, 3/31/19	18	18
Freescale Seminconductor, Inc. Tranche B-1 5.000%, 3/1/20	142	142

	PAR VALUE	VALUE
Information Technology—continued
Go Daddy Operating Co. LLC 5.500%, 10/31/14	$115	$117
Tranche B-1 5.500%, 12/17/18	149	150
IPC Systems, Inc. Tranche C First Lien, 7.750%, 7/31/17	214	212
Ipreo Holdings LLC Tranche B-2 6.500%, 8/7/17	148	150
Tranche B-3 6.500%, 8/7/17	40	41
Novell, Inc. (Attachmate Corp.) First Lien, 7.250%, 11/22/17	156	158
Oberthur Technologies Finance SAS Tranche B-3, 6.250%, 11/30/18	209	209
RP Crown Parent LLC 6.750%, 12/21/18	61	62
SCS Holdings I, Inc. (Sirius Computer Solutions, Inc.) 8.000%, 12/7/18	96	97
Spansion LLC 0.000%, 12/13/18(12)	59	60
SRA International, Inc. 6.500%, 7/20/18	157	157
Wall Street Systems Holdings, Inc. First Lien, 5.750%, 10/25/19	80	81
Second Lien, 9.250%, 10/25/20	82	83

		2,751

Materials—0.7%
Ameriforge Group, Inc. First Lien 6.000%, 12/19/19	40	40
Second Lien 9.750%, 12/21/20	30	31
AZ Chem US, Inc. 5.250%, 12/22/17	102	104
DuPont Performance Coatings 0.000%, 2/1/20(12)	30	30
Essar Steel Algoma, Inc. (Algoma Steel, Inc.) 8.750%, 9/19/14	328	335
Fortescue Metals Group Ltd. 0.000%, 10/18/17(12)	67	68
Houghton International, Inc. First Lien 10.500%, 12/20/19	170	172
Second Lien, 10.500%, 12/21/20	115	117
Kronos, Inc. First Lien, 5.500%, 10/30/19	38	38
Second Lien, 5.500%, 4/30/20	120	126

	PAR VALUE	VALUE
Materials—continued
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	$198	$202
Tronox, Inc. 0.000%, 3/19/20(12)	37	38

		1,301

Telecommunication Services—0.1%
Hawaiian Telcom Communications, Inc. 7.000%, 2/28/17	119	122
Integra Telecom Holdings, Inc. 6.000%, 2/22/19	83	84

		206
TOTAL LOAN AGREEMENTS (Identified Cost $11,682)		11,893

	SHARES
PREFERRED STOCK—0.5%

Financials—0.5%
Citigroup Capital XVII Series E 6.350%(3)	5,940	151
General Electric Capital Corp. Series B 6.25%(3)(10)	200,000	220
JPMorgan Chase & Co. Series 1 7.90%(3)(10)	139,000	160
U.S. Bancorp Series G 6.00%(3)	6,000	167
Wells Fargo & Co.(3)(10)	165,000	190
TOTAL PREFERRED STOCK (Identified Cost $827)		888

COMMON STOCKS—59.9%

Consumer Discretionary—7.0%
Amazon.com, Inc.(2)	4,000	1,066
Anheuser-Busch Inbev N.V.	5,800	577
AutoZone, Inc.(2)	3,600	1,428
BMW Unsponsered ADR	17,900	516
Coach, Inc.	28,000	1,400
Comcast Corp. Class A(8)	48,000	2,017
DR Horton, Inc.	74,000	1,798
Ford Motor Co.	142,000	1,867
Goodyear Tire & Rubber Co. (The)(2)	101,000	1,274
Itouchu Corp. Unsponsored ADR	18,850	462
Swatch Group AG / The	16,000	468
Tata Motors Ltd. Sponsored ADR	14,700	359

		13,232

Consumer Staples—2.5%
Altria Group, Inc.	54,000	1,857

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	SHARES	VALUE
Consumer Staples—continued
Compass Group PLC—ADR	42,050	$539
PepsiCo, Inc.	25,000	1,978
Tesco plc Sponsored ADR	25,950	453

		4,827

Energy—8.9%
Chevron Corp.	16,000	1,901
China Petroleum & Chemical Corp. ADR	4,600	538
ConocoPhillips	15,000	902
Continental Resources, Inc.(2)	22,000	1,912
Schlumberger Ltd.	22,000	1,648
Tesoro Corp.	32,000	1,874
Transocean Ltd.	8,850	460
Tullow Oil plc ADR	47,150	443
Valero Energy Corp.	39,000	1,774
Whiting Petroleum Corp.(2)	37,000	1,881
Williams Cos., Inc. (The)	53,000	1,985
WPX Energy, Inc.(2)	96,000	1,538

		16,856

Financials—10.1%
Aflac, Inc.	37,000	1,925
Aviva plc Sponsored ADR	45,750	417
Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	51,250	449
Barclays plc Sponsored ADR	32,350	575
BB&T Corp.	73,000	2,292
BlackRock, Inc.	7,700	1,978
BNP Paribas ADR	19,350	501
Credicorp Ltd. ADR	3,500	581
DBS Group Holdings, Sponsored ADR	11,000	570
Goldman Sachs Group, Inc. (The)	12,000	1,766
Industrial & Commercial Bank of China Ltd. ADR	36,100	507
Intesa Sanpaolo Sponsored ADR	25,550	226
JPMorgan Chase & Co.	57,000	2,705
Lincoln National Corp.	56,000	1,826
Prudential plc ADR	16,950	549
U.S. Bancorp	69,000	2,341

		19,208

Health Care—6.1%
Abbott Laboratories	53,000	1,872
Astellas Pharma, Inc.	8,800	472
Biogen Idec, Inc.(2)	11,000	2,122
Gilead Sciences, Inc.(2)	55,000	2,691
Johnson & Johnson	25,000	2,038
Sanofi ADR	10,450	534
UnitedHealth Group, Inc.	34,000	1,945

		11,674

Industrials—10.0%
Alaska Air Group, Inc.(2)	30,000	1,919
Alstom SA ADR	108,900	439
Caterpillar, Inc.	21,000	1,826
Cummins, Inc.	19,000	2,200
Deere & Co.	19,000	1,634
Dover Corp.	26,000	1,895

	SHARES	VALUE
Industrials—continued
Fanuc Corp. ADR	20,250	$521
Hutchison Whampoa Ltd. ADR	23,250	489
Komatsu Ltd. ADR	12,950	308
Nidec Corp.	33,900	509
Nitto Denko Corp. ADR	14,700	441
Parker Hannifin Corp.	20,000	1,832
Robinson (C.H.) Worldwide, Inc.	14,000	832
Shin-Etsu Chemical Co. Ltd. ADR	32,500	536
Trinity Industries, Inc.	42,000	1,904
Union Pacific Corp.	13,000	1,851

		19,136

Information Technology—10.3%
Apple, Inc.	10,000	4,426
Citrix Systems, Inc.(2)	25,000	1,804
EMC Corp.(2)	78,000	1,863
Google, Inc. Class A(2)	2,400	1,906
MasterCard, Inc. Class A	4,200	2,273
QUALCOMM, Inc.	43,000	2,879
SAP AG ADR	7,300	588
VeriSign, Inc.(2)	42,000	1,986
Visa, Inc. Class A(8)	11,000	1,868

		19,593

Materials—3.6%
CF Industries Holdings, Inc.	6,900	1,313
Cliffs Natural Resources, Inc.	79,000	1,502
Freeport-McMoRan Copper & Gold, Inc.	51,000	1,688
Monsanto Co.	13,000	1,373
Rio Tinto plc ADR	9,750	459
Syngenta AG ADR	5,800	486

		6,821

Telecommunication Services—1.2%
SK Telecom Co., Ltd. ADR	22,200	397
Verizon Communications, Inc.	40,000	1,966

		2,363

Utilities—0.2%
Huaneng Power International, Inc. ADR	10,900	460
TOTAL COMMON STOCKS (Identified Cost $89,855)		114,170
TOTAL LONG TERM INVESTMENTS—99.2%
(Identified Cost $161,577)		188,805

SHORT-TERM INVESTMENTS—1.1%

Money Market Mutual Funds—1.1%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.140%)	2,091,565	2,092
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $2,092)		2,092
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—100.3%
(Identified Cost $163,669)		190,897

	CONTRACTS	VALUE
WRITTEN OPTIONS—(0.1)%

CALL OPTIONS—(0.1)%
Comcast Corp., expiring 4/20/13 strike price $41	225	$(25)
Visa, Inc., expiring 6/22/13 strike price $165	60	(55)
TOTAL WRITTEN OPTIONS—(0.1)% (Premiums Received $43)		(80)
TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—100.2% (Identified Cost $163,626)		190,817 (1)
Other assets and liabilities, net—(0.2)%		(332)

NET ASSETS—100.0%		$190,485

Abbreviations:

ADR	American Depositary Receipt
ADS	American Depositary Share
PIK	Payment-in-Kind Security
REMIC	Real Estate Mortgage Investment Conduit

Foreign Currencies

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	European Currency Unit
IDR	Indonesian Rupiah
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippines Peso
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2013, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at March 31, 2013.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, these securities amounted to a value of $26,238 or 13.8% of net assets.
(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)	Interest payments may be deferred.
(7)	Illiquid security.

Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

(8)	All or a portion segregated as collateral for written options.
(9)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(10)	No contractual maturity date
(11)	Principal is adjusted according to local inflation index.
(12)	This loan will settle after March 31, 2013 at which time the interest rate will be determined.

Country Weightings (Unaudited)†
United States	77%
United Kingdom	2
Brazil	1
Canada	1
Luxembourg	1
Mexico	1
Other	17
Total	100%
† % of total investments as of March 31, 2013

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2013 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2013	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Investment in Securities:
Debt Securities:
Asset-Backed Securities	$2,677	$—	$2,677
Corporate Bonds and Notes	43,189	—	43,189
Foreign Government Securities	9,079	—	9,079
Loan Agreements	11,893	—	11,893
Mortgage-Backed Securities	6,811	—	6,811
U.S. Government Securities	98	—	98
Equity Securities:
Common Stocks	114,170	114,170	—
Preferred Stock	888	167	721
Short-Term Investments	2,092	2,092	—
Written Options	(80)	(80)	—

Total	$190,817	$116,349	$74,468

There are no Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

THIS PAGE INTENTIONALLY BLANK.

VIRTUS EQUITY TRUST

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2013

(Reported in thousands except shares and per share amounts)

	Growth & Income Fund		Mid-Cap Core Fund		Mid-Cap Growth Fund	Quality Large-Cap Value Fund		Quality Small-Cap Fund
Assets
Investment in securities at value(1)	$137,333		$3,273		$87,617	$81,897		$233,617
Cash	48		1		16	54		202
Deposits with broker	—	(3)	—		—	—		—
Receivables
Investment securities sold	544		—		—	—		—
Fund shares sold	36		—	(3)	50	1		323
Receivable from adviser	—		3		—	—		—
Dividends and interest receivable	98		2		31	210		185
Tax reclaims	5		—		—	7		—
Prepaid trustee retainer	1		—	(3)	1	1		1
Prepaid expenses	25		6		20	16		19

Total assets	138,090		3,285		87,735	82,186		234,347

Liabilities
Payables
Written options outstanding at value(2)	108		—		—	—		—
Fund shares repurchased	168		—	(3)	85	47		278
Investment securities purchased	230		26		—	—		—
Investment advisory fee	79		—		60	50		184
Distribution and service fees	42		1		22	13		45
Administration fee	15		—	(3)	10	9		25
Transfer agent fees and expenses	52		1		42	24		96
Trustees’ fee and expenses	—	(3)	—	(3)	— (3)	—	(3)	—	(3)
Professional fee	38		24		24	30		29
Other accrued expenses	11		—	(3)	7	8		19

Total liabilities	743		52		250	181		676

Net Assets	$137,347		$3,233		$87,485	$82,005		$233,671

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$119,587		$2,511		$81,076	$96,507		$190,087
Accumulated undistributed net investment income (loss)	298		—		(193)	437		801
Accumulated undistributed net realized gain (loss)	(14,293)		32		(5,171)	(32,019)		(27,237)
Net unrealized appreciation (depreciation) on investments	31,755		690		11,773	17,080		70,020

Net Assets	$137,347		$3,233		$87,485	$82,005		$233,671

Class A
Net asset value (net assets/shares outstanding) per share	$19.51		$17.49		$19.02	$11.96		$13.91
Maximum offering price per share NAV/(1–5.75%)	$20.70		$18.56		$20.18	$12.69		$14.76
Shares of beneficial interest outstanding, no par value, unlimited authorization	5,175,012		96,684		4,182,188	4,028,141		8,508,608
Net Assets	$100,976		$1,691		$79,561	$48,193		$118,376
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$—		$—		$16.20	$—		$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—		—		70,494	—		—
Net Assets	$—		$—		$1,142	$—		$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$18.46		$17.12		$16.21	$11.77		$13.89
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,342,376		13,232		299,235	293,338		1,712,961
Net Assets	$24,782		$226		$4,850	$3,452		$23,793
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$19.48		$17.52		$19.30	$11.97		$13.92
Shares of beneficial interest outstanding, no par value, unlimited authorization	594,902		75,119		100,110	2,536,500		6,573,260
Net Assets	$11,589		$1,316		$1,932	$30,360		$91,502
(1) Investment in securities at cost	$105,527		$2,583		$75,844	$64,817		$163,597
(2) Premiums received	$58		$—		$—	$—		$—
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2013

(Reported in thousands except shares and per share amounts)

	Small-Cap Core Fund		Small-Cap Sustainable Growth Fund		Strategic Growth Fund		Tactical Allocation Fund
Assets
Investment in securities at value(1)	$346,698		$87,881		$385,442		$190,897
Cash	148		29		149		448
Deposits with broker	—		—		—		—	(3)
Receivables
Investment securities sold	—		—		7,398		1,024
Fund shares sold	1,823		116		2		64
Receivable from adviser	—		—		—		—
Dividends and interest receivable	93		25		241		1,065
Tax reclaims	—		—		—	(3)	—
Prepaid trustee retainer	2		1		2		1
Prepaid expenses	26		15		24		19

Total assets	348,790		88,067		393,258		193,518

Liabilities
Payables
Written options outstanding at value(2)	—		—		—		80
Fund shares repurchased	471		203		316		142
Investment securities purchased	12,504		—		4,358		2,530
Investment advisory fee	203		62		229		113
Distribution and service fees	52		21		87		43
Administration fee	35		9		42		20
Transfer agent fees and expenses	60		47		220		60
Trustees’ fee and expenses	—	(3)	—	(3)	1		—	(3)
Professional fee	24		30		27		27
Other accrued expenses	24		6		30		18

Total liabilities	13,373		378		5,310		3,033

Net Assets	$335,417		$87,689		$387,948		$190,485

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$290,487		$64,280		$339,667		$154,597
Accumulated undistributed net investment income (loss)	535		(175)		1,096		130
Accumulated undistributed net realized gain (loss)	(10,645)		6		(40,853)		8,569
Net unrealized appreciation (depreciation) on investments	55,040		23,578		88,038		27,189

Net Assets	$335,417		$87,689		$387,948		$190,485

Class A
Net asset value (net assets/shares outstanding) per share	$21.41		$14.92		$10.45		$9.88
Maximum offering price per share NAV/(1–5.75%)	$22.72		$15.83		$11.09		$10.48
Shares of beneficial interest outstanding, no par value, unlimited authorization	6,692,839		4,697,371		35,702,023		18,891,182
Net Assets	$143,293		$70,107		$373,069		$186,662
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$—		$—		$8.93		$9.98
Shares of beneficial interest outstanding, no par value, unlimited authorization	—		—		362,220		80,271
Net Assets	$—		$—		$3,236		$802
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$19.58		$14.22		$8.94		$10.07
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,411,409		531,149		670,727		300,005
Net Assets	$27,641		$7,556		$5,993		$3,021
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$22.04		$14.98		$10.64		$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	7,463,166		669,431		531,101		—
Net Assets	$164,483		$10,026		$5,650		$—
(1) Investment in securities at cost	$291,658		$64,303		$297,404		$163,669
(2) Premiums received	$—		$—		$—		$43
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED MARCH 31, 2013

(Reported in thousands)

	Growth & Income Fund	Mid-Cap Core Fund		Mid-Cap Growth Fund	Quality Large-Cap Value Fund	Quality Small-Cap Fund

Investment Income
Dividends	$2,124	$74		$789	$1,570	$6,302
Interest	—	—		—	—	—
Foreign taxes withheld	(2)	—	(1)	(2)	(12)	—

Total investment income	2,122	74		787	1,558	6,302

Expenses
Investment advisory fees	896	22		658	447	1,732
Service fees, Class A	212	3		187	107	274
Distribution and service fees, Class B	12	—		12	—	—
Distribution and service fees, Class C	239	2		46	31	222
Administration fees	154	4		106	77	320
Transfer agent fee and expenses	227	4		143	100	469
Custodian fees	5	1		3	3	5
Printing fees and expenses	24	1		14	9	41
Professional fees	32	28		27	28	33
Registration fees	53	41		53	39	63
Trustees’ fee and expenses	6	—	(1)	4	3	14
Miscellaneous expenses	22	2		27	10	21

Total expenses	1,882	108		1,280	854	3,194
Less expenses reimbursed, waived and/or recaptured by investment adviser	(222)	(72)		(52)	(58)	197	(2)

Net expenses	1,660	36		1,228	796	3,391

Net investment income (loss)	462	38		(441)	762	2,911

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	16,465	46		(320)	5,242	17,237	(3)
Net realized gain (loss) on foreign currency transactions	—	—		—	—	—
Net realized gain (loss) on written options	(1)	—		—	—	—
Capital gain distributions from underlying funds	— (1)	—		—	—	—
Net change in unrealized appreciation (depreciation) on investments	(5,109)	292		7,983	3,180	(12,840)
Net change in unrealized appreciation (depreciation) on foreign currency translation	—	—		—	—	—
Net change in unrealized appreciation (depreciation) on written options	(88)	—		—	—	—

Net gain (loss) on investments	11,267	338		7,663	8,422	4,397

Net increase (decrease) in net assets resulting from operations	$11,729	$376		$7,222	$9,184	$7,308

(1) Amount is less than $500.

(2) See Note 3C in the Notes to Financial Statements.

(3) Includes realized gain of $5,556 as a result of a redemption-in-kind. (See Note 14 in the Notes to Financial Statements)

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED MARCH 31, 2013

(Reported in thousands)

	Small-Cap Core Fund		Small-Cap Sustainable Growth Fund	Strategic Growth Fund	Tactical Allocation Fund

Investment Income
Dividends	$4,545		$1,143	$6,428	$1,933
Interest	—	(1)	—	—	4,756
Foreign taxes withheld	—		(17)	(10)	(4)

Total investment income	4,545		1,126	6,418	6,685

Expenses
Investment advisory fees	1,879		739	2,721	1,312
Service fees, Class A	255		167	935	460
Distribution and service fees, Class B	—		—	38	10
Distribution and service fees, Class C	194		70	61	26
Administration fees	324		106	503	252
Transfer agent fee and expenses	437		187	661	231
Custodian fees	4		2	6	13
Printing fees and expenses	42		16	77	36
Professional fees	27		32	34	35
Registration fees	57		54	60	46
Trustees’ fee and expenses	12		4	20	10
Miscellaneous expenses	16		25	160	41

Total expenses	3,247		1,402	5,276	2,472
Less expenses reimbursed and/or waived by investment adviser	—		(46)	—	—

Total expenses	3,247		1,356	5,276	2,472

Net investment income (loss)	1,298		(230)	1,142	4,213

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	20,687	(2)	8,459	15,033	16,267
Net realized gain (loss) on foreign currency transactions	—		—	—	(13)
Net realized gain (loss) on written options	—		—	—	23
Capital gain distributions from underlying funds	—		—	—	—
Net change in unrealized appreciation (depreciation) on investments	3,926		2,558	(2,710)	(6,049)
Net change in unrealized appreciation (depreciation) on foreign currency translation	—		—	—	(3)
Net change in unrealized appreciation (depreciation) on written options	—		—	—	(74)

Net gain (loss) on investments	24,613		11,017	12,323	10,151

Net increase (decrease) in net assets resulting from operations	$25,911		$10,787	$13,465	$14,364

(1) Amount is less than $500.

(2) Includes realized gain $17,905 as a result of a redemption-in-kind. (See Note 14 in the Notes to Financial Statements)

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Growth & Income Fund			Mid-Cap Core Fund
	Year Ended March 31, 2013		Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$462		$255	$38	$3
Net realized gain (loss)	16,464		8,984	46	10
Net change in unrealized appreciation (depreciation)	(5,197)		(5,271)	292	150

Increase (decrease) in net assets resulting from operations	11,729		3,968	376	163

From Distributions to Shareholders
Net investment income, Class A	(175)		(303)	(19)	—
Net investment income, Class B	—		—	—	—
Net investment income, Class C	—		—	(2)	—
Net investment income, Class I	(41)		(38)	(20)	—
Net realized short-term gains, Class A	—		—	(5)	—
Net realized short-term gains, Class C	—		—	(1)	—
Net realized short-term gains, Class I	—		—	(6)	—
Net realized long-term gains, Class A	—		—	(5)	(2)
Net realized long-term gains, Class B	—		—	—	—
Net realized long-term gains, Class C	—		—	(1)	— (1)
Net realized long-term gains, Class I	—		—	(6)	(3)

Decrease in net assets from distributions to shareholders	(216)		(341)	(65)	(5)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	12,594		(10,633)	590	205
Change in net assets from share transactions, Class B	(2,867	)(3)	(1,371)	—	—
Change in net assets from share transactions, Class C	(3,042)		(3,694)	(6)	10
Change in net assets from share transactions, Class I	4,223		130	(89)	608

Increase (decrease) in net assets from share transactions	10,908		(15,568)	495	823

Net increase (decrease) in net assets	22,421		(11,941)	806	981

Net Assets
Beginning of period	114,926		126,867	2,427	1,446

End of period	$137,347		$114,926	$3,233	$2,427

Accumulated undistributed net investment income (loss) at end of period	$298		$53	$(2)	$3

(1) Amount is less than $500.

(2) Includes realized gain of $5,548 as a result of a redemption-in-kind. (See Note 14)

(3) Includes conversion of Class B shares to Class A shares.

See Notes to Financial Statements

Mid-Cap Growth Fund		Quality Large-Cap Value Fund		Quality Small-Cap Fund
Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

$(441)	$(594)	$762	$511	$2,911	$4,374
(320)	22,331	5,242	462	17,237 (2)	12,058
7,983	(23,414)	3,180	931	(12,840)	7,819

7,222	(1,677)	9,184	1,904	7,308	24,251

—	—	(433)	(381)	(2,115)	(914)
—	—	—	—	—	—
—	—	(14)	(8)	(274)	(31)
—	—	(131)	(16)	(2,449)	(1,722)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	(578)	(405)	(4,838)	(2,667)

(5,984)	(8,438)	2,231	(4,791)	(8,188)	7,325
(436)	(626)	(1)	—	—	—
(359)	(389)	(77)	(688)	(155)	(795)
(58)	353	25,726	828	(104,485)	44,433

(6,837)	(9,100)	27,879	(4,651)	(112,828)	50,963

385	(10,777)	36,485	(3,152)	(110,358)	72,547

87,100	97,877	45,520	48,672	344,029	271,482

$87,485	$87,100	$82,005	$45,520	$233,671	$344,029

$(193)	$(169)	$437	$253	$801	$2,729

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(Reported in thousands)

	Small-Cap Core Fund		Small-Cap Sustainable Growth Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,298	$1,781	$(230)	$(717)
Net realized gain (loss)	20,687 (2)	6,942	8,459	6,935
Net change in unrealized appreciation (depreciation)	3,926	11,739	2,558	6,798

Increase (decrease) in net assets resulting from operations	25,911	20,462	10,787	13,016

From Distributions to Shareholders
Net investment income, Class A	(879)	(29)	—	(252)
Net investment income, Class B	—	—	—	—
Net investment income, Class C	(32)	—	—	—
Net investment income, Class I	(1,618)	(267)	—	(147)
Net realized short-term gains, Class A	—	—	—	—
Net realized short-term gains, Class C	—	—	—	—
Net realized short-term gains, Class I	—	—	—	—
Net realized long-term gains, Class A	(1,510)	(1,152)	—	—
Net realized long-term gains, Class B	—	—	—	—
Net realized long-term gains, Class C	(304)	(359)	—	—
Net realized long-term gains, Class I	(2,462)	(3,352)	—	—

Decrease in net assets from distributions to shareholders	(6,805)	(5,159)	—	(399)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	56,021	36,315	(16,042)	10,761
Change in net assets from share transactions, Class B	—	—	—	—
Change in net assets from share transactions, Class C	10,327	4,555	(859)	508
Change in net assets from share transactions, Class I	15,018	24,909	(769)	4,916

Increase (decrease) in net assets from share transactions	81,366	65,779	(17,670)	16,185

Capital Contributions
Fair Funds settlement(1)	—	—	—	932

Net increase (decrease) in net assets	100,472	81,082	(6,883)	29,734

Net Assets
Beginning of period	234,945	153,863	94,572	64,838

End of period	$335,417	$234,945	$87,689	$94,572

Accumulated undistributed net investment income (loss) at end of period	$536	$1,771	$(175)	$(185)

(1) The Fund was a recipient of a portion of a distribution from a Fair Fund established by the United States Securities and Exchange Commission. The proceeds received were part of the Prudential Services, Inc. settlement.

(2) Includes realized gain of $17,893 as a result of a redemption-in-kind. (See Note 14)

See Notes to Financial Statements

Strategic Growth Fund		Tactical Allocation Fund
Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

$1,142	$(1,110)	$4,213	$2,971
15,033	45,104	16,277	9,899
(2,710)	(37,033)	(6,126)	(2,527)

13,465	6,961	14,364	10,343

—	—	(4,280)	(2,721)
—	—	(14)	(9)
—	—	(41)	(14)
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	(2,056)	—
—	—	(10)	—
—	—	(29)	—
—	—	—	—

—	—	(6,430)	(2,744)

(49,470)	(45,259)	(11,044)	(14,234)
(1,451)	(1,788)	(399)	(569)
(873)	(835)	522	694
665	233	—	—

(51,129)	(47,649)	(10,921)	(14,109)

—	—	—	—

(37,664)	(40,688)	(2,987)	(6,510)

425,612	466,300	193,472	199,982

$387,948	$425,612	$190,485	$193,472

$1,096	$(32)	$130	$314

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Growth & Income
Fund
Class A
4/1/12 to 3/31/13	$17.93	0.09	1.53	1.62	(0.04)	—	(0.04)	1.58	$19.51	9.12%	$100,976	1.25%		1.44%	0.52%		65%
4/1/11 to 3/31/12	17.22	0.07	0.70	0.77	(0.06)	—	(0.06)	0.71	17.93	4.48	79,934	1.25		1.48	0.40		51
4/1/10 to 3/31/11	14.87	0.09	2.37	2.46	(0.11)	—	(0.11)	2.35	17.22	16.69	88,027	1.25		1.53	0.63		44
4/1/09 to 3/31/10	10.15	0.12	4.78	4.90	(0.18)	—	(0.18)	4.72	14.87	48.67	96,335	1.13	(9)	1.34	0.93		34
4/1/08 to 3/31/09	16.47	0.17	(6.33)	(6.16)	(0.16)	—	(0.16)	(6.32)	10.15	(37.65)	87,198	1.42		1.60	1.19		112

Class C
4/1/12 to 3/31/13	$17.05	(0.04)	1.45	1.41	—	—	—	1.41	$18.46	8.27%	$24,782	2.00%		2.19%	(0.23)%		65%
4/1/11 to 3/31/12	16.44	(0.05)	0.66	0.61	—	—	—	0.61	17.05	3.71	25,978	2.00		2.23	(0.35)		51
4/1/10 to 3/31/11	14.23	(0.02)	2.26	2.24	(0.03)	—	(0.03)	2.21	16.44	15.84	28,944	2.00		2.28	(0.12)		44
4/1/09 to 3/31/10	9.72	0.02	4.58	4.60	(0.09)	—	(0.09)	4.51	14.23	47.60	29,762	1.89	(9)	2.11	0.16		34
4/1/08 to 3/31/09	15.72	0.06	(6.06)	(6.00)	— (5)	—	—	(6.00)	9.72	(38.15)	23,470	2.17		2.35	0.43		112

Class I
4/1/12 to 3/31/13	$17.91	0.14	1.51	1.65	(0.08)	—	(0.08)	1.57	$19.48	9.28%	$11,589	1.00%		1.17%	0.78%		65%
4/1/11 to 3/31/12	17.21	0.11	0.69	0.80	(0.10)	—	(0.10)	0.70	17.91	4.75	6,167	1.00		1.23	0.66		51
4/1/10 to 3/31/11	14.85	0.13	2.37	2.50	(0.14)	—	(0.14)	2.36	17.21	17.09	5,719	1.00		1.28	0.90		44
4/1/09 to 3/31/10	10.14	0.15	4.77	4.92	(0.21)	—	(0.21)	4.71	14.85	49.00	9,270	0.91	(9)	1.13	1.16		34
4/1/08 to 3/31/09	16.49	0.20	(6.33)	(6.13)	(0.22)	—	(0.22)	(6.35)	10.14	(37.51)	10,063	1.17		1.35	1.40		112
Mid-Cap Core Fund
Class A
4/1/12 to 3/31/13	$15.80	0.19	1.86	2.05	(0.25)	(0.11)	(0.36)	1.69	$17.49	13.21%	$1,691	1.35%		3.92%	1.20%		62%
4/1/11 to 3/31/12	14.71	0.01	1.11	1.12	—	(0.03)	(0.03)	1.09	15.80	7.65	945	1.35		4.61	0.07		27
4/1/10 to 3/31/11	12.57	— (5)	2.37	2.37	(0.04)	(0.19)	(0.23)	2.14	14.71	19.12	669	1.35		10.37	(0.01)		13
6/22/09(7) to 3/31/10	10.00	0.05	2.62	2.67	—	(0.10)	(0.10)	2.57	12.57	26.79 (4)	345	1.35	(3)	20.83 (3)	0.53	(3)	16 (4)

Class C
4/1/12 to 3/31/13	$15.50	0.06	1.83	1.89	(0.16)	(0.11)	(0.27)	1.62	$17.12	12.42%	$226	2.10%		4.70%	0.36%		62%
4/1/11 to 3/31/12	14.54	(0.09)	1.08	0.99	—	(0.03)	(0.03)	0.96	15.50	6.78	211	2.10		5.41	(0.65)		27
4/1/10 to 3/31/11	12.49	(0.10)	2.34	2.24	—	(0.19)	(0.19)	2.05	14.54	18.18	189	2.10		11.15	(0.76)		13
6/22/09(7) to 3/31/10	10.00	(0.02)	2.61	2.59	—	(0.10)	(0.10)	2.49	12.49	25.99 (4)	126	2.10	(3)	23.95 (3)	(0.25	)(3)	16 (4)

Class I
4/1/12 to 3/31/13	$15.84	0.25	1.84	2.09	(0.30)	(0.11)	(0.41)	1.68	$17.52	13.50%	$1,316	1.10%		3.65%	1.56%		62%
4/1/11 to 3/31/12	14.72	0.05	1.10	1.15	—	(0.03)	(0.03)	1.12	15.84	7.85	1,271	1.10		4.41	0.37		27
4/1/10 to 3/31/11	12.59	0.04	2.35	2.39	(0.07)	(0.19)	(0.26)	2.13	14.72	19.33	588	1.10		9.89	0.28		13
6/22/09(7) to 3/31/10	10.00	0.07	2.62	2.69	—	(0.10)	(0.10)	2.59	12.59	26.99 (4)	160	1.10	(3)	22.33 (3)	0.77	(3)	16 (4)

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid-Cap Growth
Fund
Class A
4/1/12 to 3/31/13	$17.44	(0.08)	1.66	1.58	—	—	—	1.58	$19.02	9.06%	$79,561	1.45%		1.51%	(0.49)%	35%
4/1/11 to 3/31/12	17.67	(0.10)	(0.13)	(0.23)	—	—	—	(0.23)	17.44	(1.30)	78,925	1.49	(10)	1.56	(0.64)	163
4/1/10 to 3/31/11	14.03	(0.13)	3.77	3.64	—	—	—	3.64	17.67	25.94	88,784	1.45		1.57	(0.85)	81
4/1/09 to 3/31/10	8.83	(0.06)	5.26	5.20	—	—	—	5.20	14.03	58.89	79,547	1.45		1.59	(0.51)	104
4/1/08 to 3/31/09	14.78	(0.05)	(5.90)	(5.95)	—	—	—	(5.95)	8.83	(40.26)	54,233	1.45		1.60	(0.38)	93

Class B
4/1/12 to 3/31/13	$14.97	(0.18)	1.41	1.23	—	—	—	1.23	$16.20	8.22%	$1,142	2.20%		2.26%	(1.26)%	35%
4/1/11 to 3/31/12	15.28	(0.19)	(0.12)	(0.31)	—	—	—	(0.31)	14.97	(2.03)	1,495	2.24	(10)	2.31	(1.40)	163
4/1/10 to 3/31/11	12.22	(0.19)	3.25	3.06	—	—	—	3.06	15.28	25.04	2,185	2.20		2.32	(1.48)	81
4/1/09 to 3/31/10	7.75	(0.13)	4.60	4.47	—	—	—	4.47	12.22	57.68	3,291	2.20		2.34	(1.24)	104
4/1/08 to 3/31/09	13.09	(0.13)	(5.21)	(5.34)	—	—	—	(5.34)	7.75	(40.79)	3,795	2.20		2.34	(1.17)	93

Class C
4/1/12 to 3/31/13	$14.97	(0.18)	1.42	1.24	—	—	—	1.24	$16.21	8.28%	$4,850	2.20%		2.26%	(1.24)%	35%
4/1/11 to 3/31/12	15.28	(0.19)	(0.12)	(0.31)	—	—	—	(0.31)	14.97	(2.03)	4,849	2.24	(10)	2.31	(1.40)	163
4/1/10 to 3/31/11	12.22	(0.21)	3.27	3.06	—	—	—	3.06	15.28	25.04	5,389	2.20		2.32	(1.63)	81
4/1/09 to 3/31/10	7.75	(0.14)	4.61	4.47	—	—	—	4.47	12.22	57.68	4,775	2.20		2.34	(1.29)	104
4/1/08 to 3/31/09	13.07	(0.13)	(5.19)	(5.32)	—	—	—	(5.32)	7.75	(40.70)	2,509	2.20		2.35	(1.16)	93

Class I
4/1/12 to 3/31/13	$17.65	(0.04)	1.69	1.65	—	—	—	1.65	$19.30	9.35%	$1,932	1.20%		1.26%	(0.24)%	35%
4/1/11 to 3/31/12	17.83	(0.06)	(0.12)	(0.18)	—	—	—	(0.18)	17.65	(1.01)	1,831	1.24	(10)	1.31	(0.37)	163
4/1/10 to 3/31/11	14.12	(0.09)	3.80	3.71	—	—	—	3.71	17.83	26.27	1,519	1.20		1.32	(0.61)	81
4/1/09 to 3/31/10	8.87	(0.03)	5.28	5.25	—	—	—	5.25	14.12	59.19	1,332	1.20		1.34	(0.28)	104
4/1/08 to 3/31/09	14.80	(0.02)	(5.91)	(5.93)	—	—	—	(5.93)	8.87	(40.07)	765	1.20		1.35	(0.13)	93
Quality Large-Cap
Value Fund
Class A
4/1/12 to 3/31/13	$10.76	0.13	1.18	1.31	(0.11)	—	(0.11)	1.20	$11.96	12.36%	$48,193	1.35%		1.47%	1.19%	32%
4/1/11 to 3/31/12	10.36	0.12	0.37	0.49	(0.09)	—	(0.09)	0.40	10.76	4.84	40,936	1.35		1.53	1.19	17
4/1/10 to 3/31/11	9.18	0.09	1.21	1.30	(0.12)	—	(0.12)	1.18	10.36	14.40	44,331	1.35		1.58	0.96	29
4/1/09 to 3/31/10	6.32	0.10	2.87	2.97	(0.11)	—	(0.11)	2.86	9.18	47.40	43,612	1.35		1.52	1.22	165
4/1/08 to 3/31/09	10.51	0.10	(4.24)	(4.14)	(0.05)	—	(0.05)	(4.19)	6.32	(39.44)	44,283	1.35		1.46	1.16	140

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Quality Large-Cap
Value Fund (Continued)
Class C
4/1/12 to 3/31/13	$10.60	0.04	1.18	1.22	(0.05)	—		(0.05)	1.17	$11.77	11.57%		$3,452	2.10%		2.23%		0.42%	32%
4/1/11 to 3/31/12	10.21	0.04	0.37	0.41	(0.02)	—		(0.02)	0.39	10.60	4.06		3,186	2.10		2.28		0.43	17
4/1/10 to 3/31/11	9.05	0.02	1.20	1.22	(0.06)	—		(0.06)	1.16	10.21	13.56		3,819	2.10		2.33		0.20	29
4/1/09 to 3/31/10	6.24	0.04	2.82	2.86	(0.05)	—		(0.05)	2.81	9.05	46.15		3,925	2.10		2.28		0.48	165
4/1/08 to 3/31/09	10.40	0.03	(4.18)	(4.15)	(0.01)	—		(0.01)	(4.16)	6.24	(39.93)		2,997	2.10		2.20		0.33	140

Class I
4/1/12 to 3/31/13	$10.76	0.20	1.15	1.35	(0.14)	—		(0.14)	1.21	$11.97	12.73%		$30,360	1.10%		1.12%		1.73%	32%
4/1/11 to 3/31/12	10.36	0.15	0.37	0.52	(0.12)	—		(0.12)	0.40	10.76	5.11		1,398	1.10		1.28		1.46	17
4/1/10 to 3/31/11	9.18	0.12	1.20	1.32	(0.14)	—		(0.14)	1.18	10.36	14.67		522	1.10		1.33		1.27	29
4/1/09 to 3/31/10	6.32	0.14	2.85	2.99	(0.13)	—		(0.13)	2.86	9.18	47.74		343	1.10		1.29		1.67	165
6/6/08(7) to 3/31/09	11.04	0.11	(4.76)	(4.65)	(0.07)	—		(0.07)	(4.72)	6.32	(42.22	)(4)	58	1.10	(3)	1.25	(3)	1.68 (3)	140	(4)
Quality Small-Cap
Fund
Class A
4/1/12 to 3/31/13	$13.22	0.16	0.78	0.94	(0.25)	—		(0.25)	0.69	$13.91	7.37%		$118,376	1.42	%(6)	—	(15)%	1.29%	16	%(13)
4/1/11 to 3/31/12	12.38	0.18	0.77	0.95	(0.11)	—		(0.11)	0.84	13.22	7.73		120,962	1.42	(6)	—	(14)	1.45	19
4/1/10 to 3/31/11	9.98	0.16	2.38	2.54	(0.14)	—		(0.14)	2.40	12.38	25.72		105,975	1.48	(8)(10)	1.50		1.50	28
4/1/09 to 3/31/10	6.29	0.12	3.68	3.80	(0.11)	—		(0.11)	3.69	9.98	60.78		37,605	1.55		1.74		1.37	14
4/1/08 to 3/31/09	9.66	0.14	(3.37)	(3.23)	(0.14)	—	(5)	(0.14)	(3.37)	6.29	(33.77)		23,355	1.45		1.84		1.81	15

Class C
4/1/12 to 3/31/13	$13.20	0.07	0.77	0.84	(0.15)	—		(0.15)	0.69	$13.89	6.57%		$23,793	2.17	%(6)	—	(15)%	0.56%	16	%(13)
4/1/11 to 3/31/12	12.36	0.08	0.78	0.86	(0.02)	—		(0.02)	0.84	13.20	6.96		22,765	2.17	(6)	—	(14)	0.66	19
4/1/10 to 3/31/11	9.97	0.09	2.37	2.46	(0.07)	—		(0.07)	2.39	12.36	24.75		22,174	2.21	(8)(10)	2.22		0.83	28
4/1/09 to 3/31/10	6.28	0.05	3.69	3.74	(0.05)	—		(0.05)	3.69	9.97	59.74		3,407	2.30		2.48		0.64	14
4/1/08 to 3/31/09	9.65	0.07	(3.37)	(3.30)	(0.07)	—	(5)	(0.07)	(3.37)	6.28	(34.30)		1,436	2.19		2.55		0.89	15

Class I
4/1/12 to 3/31/13	$13.23	0.15	0.82	0.97	(0.28)	—		(0.28)	0.69	$13.92	7.64%		$91,502	1.17	%(6)	—	(15)%	1.19%	16	%(13)
4/1/11 to 3/31/12	12.38	0.22	0.77	0.99	(0.14)	—		(0.14)	0.85	13.23	8.08		200,302	1.17	(6)	—	(14)	1.77	19
4/1/10 to 3/31/11	9.99	0.18	2.38	2.56	(0.17)	—		(0.17)	2.39	12.38	25.89		143,333	1.23	(8)(10)	1.26		1.73	28
4/1/09 to 3/31/10	6.29	0.14	3.69	3.83	(0.13)	—		(0.13)	3.70	9.99	61.32		56,820	1.30		1.48		1.61	14
4/1/08 to 3/31/09	9.67	0.16	(3.38)	(3.22)	(0.16)	—	(5)	(0.16)	(3.38)	6.29	(33.66)		33,496	1.19		1.55		1.95	15

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Small-Cap Core Fund
Class A
4/1/12 to 3/31/13	$20.07	0.10	1.75	1.85	(0.18)	(0.33)	(0.51)	1.34	$21.41	9.64%		$143,293	1.37%		1.37%	0.52%	15	%(13)
4/1/11 to 3/31/12	18.82	0.20	1.66	1.86	(0.02)	(0.59)	(0.61)	1.25	20.07	10.17		77,327	1.34		1.34	1.08	10
4/1/10 to 3/31/11	14.81	0.01	4.00	4.01	—	—	—	4.01	18.82	27.08		35,679	1.47	(10)	1.47	0.04	22
4/1/09 to 3/31/10	9.36	(0.04)	5.49	5.45	—	—	—	5.45	14.81	58.23		15,167	1.62		1.62	(0.32)	23
4/1/08 to 3/31/09	14.76	— (5)	(3.89)	(3.89)	— (5)	(1.51)	(1.51)	(5.40)	9.36	(29.71)		10,339	1.59		1.59	(0.01)	95

Class C
4/1/12 to 3/31/13	$18.38	(0.04)	1.61	1.57	(0.04)	(0.33)	(0.37)	1.20	$19.58	8.84%		$27,641	2.12%		2.12%	(0.23)%	15	%(13)
4/1/11 to 3/31/12	17.40	0.03	1.54	1.57	—	(0.59)	(0.59)	0.98	18.38	9.33		15,517	2.09		2.09	0.15	10
4/1/10 to 3/31/11	13.79	(0.11)	3.72	3.61	—	—	—	3.61	17.40	26.18		10,067	2.24	(10)	2.24	(0.74)	22
4/1/09 to 3/31/10	8.78	(0.13)	5.14	5.01	—	—	—	5.01	13.79	57.06		5,989	2.37		2.37	(1.06)	23
4/1/08 to 3/31/09	14.05	(0.09)	(3.67)	(3.76)	— (5)	(1.51)	(1.51)	(5.27)	8.78	(30.33)		3,028	2.34		2.34	(0.79)	95

Class I
4/1/12 to 3/31/13	$20.65	0.13	1.83	1.96	(0.24)	(0.33)	(0.57)	1.39	$22.04	9.92%		$164,483	1.12%		1.12%	0.63%	15	%(13)
4/1/11 to 3/31/12	19.33	0.21	1.75	1.96	(0.05)	(0.59)	(0.64)	1.32	20.65	10.45		142,101	1.09		1.09	1.11	10
4/1/10 to 3/31/11	15.17	0.06	4.10	4.16	—	—	—	4.16	19.33	27.42		108,117	1.22	(10)	1.22	0.37	22
4/1/09 to 3/31/10	9.56	(0.01)	5.62	5.61	—	—	—	5.61	15.17	58.68		31,810	1.37		1.37	(0.06)	23
4/1/08 to 3/31/09	15.02	0.03	(3.98)	(3.95)	— (5)	(1.51)	(1.51)	(5.46)	9.56	(29.59)		17,881	1.34		1.34	0.22	95
Small-Cap Sustainable
Growth Fund
Class A
4/1/12 to 3/31/13	$12.95	(0.03)	2.00	1.97	—	—	—	1.97	$14.92	15.21%		$70,107	1.61	%(8)	1.67%	(0.24)%	24%
4/1/11 to 3/31/12	11.03	(0.10)	2.06	1.96	(0.04)	—	(0.04)	1.92	12.95	17.83	(12)	77,384	1.65	(6)	1.65	(0.84)	46
4/1/10 to 3/31/11	9.51	(0.02)	1.54	1.52	—	—	—	1.52	11.03	15.98		55,662	1.67	(10)	1.91	(0.17)	17
4/1/09 to 3/31/10	6.20	(0.06)	3.37	3.31	—	—	—	3.31	9.51	53.39		1,180	1.65		2.27	(0.77)	26
4/1/08 to 3/31/09	9.15	(0.08)	(2.87)	(2.95)	—	—	—	(2.95)	6.20	(32.24)		2,185	1.44	(8)	1.97	(0.87)	64

Class C
4/1/12 to 3/31/13	$12.44	(0.12)	1.90	1.78	—	—	—	1.78	$14.22	14.31%		$7,555	2.36	%(8)	2.42%	(0.96)%	24%
4/1/11 to 3/31/12	10.64	(0.18)	1.98	1.80	—	—	—	1.80	12.44	16.92	(12)	7,490	2.40	(6)	2.40	(1.58)	46
4/1/10 to 3/31/11	9.24	(0.09)	1.49	1.40	—	—	—	1.40	10.64	15.15		5,981	2.42	(10)	2.67	(0.93)	17
4/1/09 to 3/31/10	6.06	(0.11)	3.29	3.18	—	—	—	3.18	9.24	52.48		359	2.40		3.18	(1.34)	26
4/1/08 to 3/31/09	9.03	(0.12)	(2.85)	(2.97)	—	—	—	(2.97)	6.06	(32.89)		165	2.22	(8)	2.72	(1.57)	64

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Small-Cap Sustainable
Growth Fund
(Continued)
Class I
4/1/12 to 3/31/13	$12.96	(0.01)	2.03	2.02	—	—	—	2.02	$14.98	15.59%	$10,026	1.36	%(8)	1.42%	(0.04)%	24%
4/1/11 to 3/31/12	11.04	(0.06)	2.05	1.99	(0.07)	—	(0.07)	1.92	12.96	18.03	(12)	9,698	1.40	(6)	1.40	(0.55)	46
4/1/10 to 3/31/11	9.52	(0.01)	1.56	1.55	(0.03)	—	(0.03)	1.52	11.04	16.26	3,195	1.42	(10)	1.88	(0.05)	17
4/1/09 to 3/31/10	6.18	(0.04)	3.38	3.34	—	—	—	3.34	9.52	54.05	4,098	1.40	2.10	(0.49)	26
4/1/08 to 3/31/09	9.19	(0.04)	(2.97)	(3.01)	—	—	—	(3.01)	6.18	(32.75)	6,010	1.23	(8)	1.72	(0.55)	64
Strategic Growth Fund
Class A
4/1/12 to 3/31/13	$10.05	0.03	0.37	0.40	—	—	—	0.40	$10.45	3.98%	$373,069	1.34	%(16)	1.34%	0.31%	20%
4/1/11 to 3/31/12	9.79	(0.02)	0.28	0.26	—	—	—	0.26	10.05	2.66	409,555	1.35	(16)	1.35	(0.25)	115
4/1/10 to 3/31/11	8.48	(0.03)	1.71	1.68	—	(0.37)	(0.37)	1.31	9.79	20.90	447,994	1.44	(8)	1.44	(0.34)	82
4/1/09 to 3/31/10	5.78	(0.02)	2.72	2.70	—	—	—	2.70	8.48	46.71	420,181	1.46	1.46	(0.31)	52
4/1/08 to 3/31/09	9.50	(0.03)	(3.69)	(3.72)	—	—	—	(3.72)	5.78	(39.16)	71,082	1.53	1.53	(0.43)	91

Class B
4/1/12 to 3/31/13	$8.66	(0.04)	0.31	0.27	—	—	—	0.27	$8.93	3.12%	$3,236	2.09	%(16)	2.09%	(0.46)%	20%
4/1/11 to 3/31/12	8.49	(0.08)	0.25	0.17	—	—	—	0.17	8.66	2.00	4,617	2.10	(16)	2.10	(1.01)	115
4/1/10 to 3/31/11	7.46	(0.08)	1.48	1.40	—	(0.37)	(0.37)	1.03	8.49	19.97	6,449	2.20	(8)	2.20	(1.09)	82
4/1/09 to 3/31/10	5.12	(0.07)	2.41	2.34	—	—	—	2.34	7.46	45.70	8,067	2.21	2.21	(1.07)	52
4/1/08 to 3/31/09	8.48	(0.08)	(3.28)	(3.36)	—	—	—	(3.36)	5.12	(39.62)	2,374	2.27	2.27	(1.18)	91

Class C
4/1/12 to 3/31/13	$8.66	(0.04)	0.32	0.28	—	—	—	0.28	$8.94	3.23%	$5,993	2.09	%(16)	2.09%	(0.44)%	20%
4/1/11 to 3/31/12	8.50	(0.08)	0.24	0.16	—	—	—	0.16	8.66	1.88	6,707	2.10	(16)	2.10	(1.00)	115
4/1/10 to 3/31/11	7.46	(0.08)	1.49	1.41	—	(0.37)	(0.37)	1.04	8.50	20.11	7,507	2.20	(8)	2.20	(1.09)	82
4/1/09 to 3/31/10	5.12	(0.07)	2.41	2.34	—	—	—	2.34	7.46	45.70	7,351	2.21	2.21	(1.08)	52
4/1/08 to 3/31/09	8.49	(0.08)	(3.29)	(3.37)	—	—	—	(3.37)	5.12	(39.69)	1,685	2.28	2.28	(1.18)	91

Class I
4/1/12 to 3/31/13	$10.21	0.06	0.37	0.43	—	—	—	0.43	$10.64	4.21%	$5,650	1.09	%(16)	1.09%	0.57%	20%
4/1/11 to 3/31/12	9.92	—	0.29	0.29	—	—	—	0.29	10.21	2.92	4,733	1.10	(16)	1.10	0.00	115
4/1/10 to 3/31/11	8.56	(0.01)	1.74	1.73	—	(0.37)	(0.37)	1.36	9.92	21.29	4,350	1.20	(8)	1.19	(0.09)	82
4/1/09 to 3/31/10	5.82	(0.01)	2.75	2.74	—	—	—	2.74	8.56	47.08	3,802	1.22	1.22	(0.07)	52
4/1/08 to 3/31/09	9.54	(0.01)	(3.71)	(3.72)	—	—	—	(3.72)	5.82	(38.99)	3,127	1.28	1.28	(0.18)	91

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Tactical Allocation
Fund
Class A
4/1/12 to 3/31/13	$9.47	0.21	0.53	0.74	(0.22)	(0.11)	(0.33)	0.41	$9.88	8.00%	$186,662	1.30%	1.30%	2.26%	94%
4/1/11 to 3/31/12	9.08	0.14	0.38	0.52	(0.13)	—	(0.13)	0.39	9.47	5.88	189,926	1.30	1.30	1.59	128
4/1/10 to 3/31/11	8.18	0.13	0.90	1.03	(0.13)	—	(0.13)	0.90	9.08	12.78	196,705	1.36	1.36	1.59	126
4/1/09 to 3/31/10	6.33	0.16	1.87	2.03	(0.18)	—	(0.18)	1.85	8.18	32.29	195,988	1.33	1.33	2.09	139
4/1/08 to 3/31/09	8.59	0.24	(2.18)	(1.94)	(0.26)	(0.06)	(0.32)	(2.26)	6.33	(23.17)	163,586	1.33	1.33	3.19	86

Class B
4/1/12 to 3/31/13	$9.56	0.14	0.54	0.68	(0.15)	(0.11)	(0.26)	0.42	$9.98	7.30%	$802	2.05%	2.05%	1.51%	94%
4/1/11 to 3/31/12	9.17	0.07	0.39	0.46	(0.07)	—	(0.07)	0.39	9.56	5.02	1,165	2.05	2.05	0.82	128
4/1/10 to 3/31/11	8.26	0.07	0.91	0.98	(0.07)	—	(0.07)	0.91	9.17	11.94	1,697	2.11	2.11	0.85	126
4/1/09 to 3/31/10	6.39	0.10	1.89	1.99	(0.12)	—	(0.12)	1.87	8.26	31.34	1,961	2.08	2.08	1.35	139
4/1/08 to 3/31/09	8.65	0.18	(2.18)	(2.00)	(0.20)	(0.06)	(0.26)	(2.26)	6.39	(23.59)	2,217	2.08	2.08	2.38	86

Class C
4/1/12 to 3/31/13	$9.65	0.15	0.53	0.68	(0.15)	(0.11)	(0.26)	0.42	$10.07	7.17%	$3,021	2.05%	2.05%	1.51%	94%
4/1/11 to 3/31/12	9.25	0.08	0.38	0.46	(0.06)	—	(0.06)	0.40	9.65	5.06	2,381	2.05	2.05	0.87	128
4/1/10 to 3/31/11	8.33	0.07	0.92	0.99	(0.07)	—	(0.07)	0.92	9.25	11.96	1,580	2.11	2.11	0.83	126
4/1/09 to 3/31/10	6.44	0.10	1.91	2.01	(0.12)	—	(0.12)	1.89	8.33	31.41	1,468	2.08	2.08	1.32	139
4/1/08 to 3/31/09	8.73	0.18	(2.21)	(2.03)	(0.20)	(0.06)	(0.26)	(2.29)	6.44	(23.72)	800	2.08	2.08	2.38	86

Footnote Legend:

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	See Note 3C in the Notes to Financial Statements for information on recapture of expenses previously waived.
(7)	Inception date.
(8)	Represents a blended ratio.
(9)	For the Growth & Income Fund, the ratio of net expenses to average net assets includes the effect of $265 (reported in 000’s) reimbursement of extraordinary legal expenses incurred during the fiscal years ended March 31, 2008 and August 31, 2007, along with an additional $96 (reported in 000’s) of extraordinary expenses incurred in the fiscal period ended March 31, 2010. If excluded, the net expense ratios for the period ended March 31, 2010 would have been as follows: Class A 1.25%, Class B 2.00%, Class C 2.00%, Class I 1.00%.
(10)	Net expense ratio includes extraordinary expenses.
(11)	For Funds which may invest in other funds the annualized expense ratios do not reflect the fees and expenses associated with the underlying funds.
(12)	Includes the effect of a distribution from a Fair Fund settlement. Without this effect, the total return would have been 16.55% for Class A shares, 15.60% for Class C shares and 17.03% for Class I shares.
(13)	Portfolio turnover calculation excludes security transactions distributed as a result of a redemption-in-kind. See Note 14 in the Notes to Financial Statements.
(14)	Prior to recapture of expenses previously waived, the gross ratio was 1.34%, 2.09%, and 1.09% for Class A, Class C, and Class I, respectively.
(15)	Prior to recapture of expenses previously waived, the gross ratio was 1.34%, 2.09%, and 1.10% for Class A, Class C, and Class I, respectively.
(16)	The Fund is currently under its expense limitation.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2013

Note	1. Organization

Virtus Equity Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 11 diversified funds are offered for sale, of which nine are reported in this annual report. Each Fund’s investment objective is outlined on the respective Fund’s summary page. There is no guarantee that the Fund’s will achieve its objectives.

All of the Funds offer Class A shares and Class C shares. All Funds with the exception of the Tactical Allocation Fund offer Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except for existing shareholders through Qualifying Transactions. For more information regarding Qualifying Transactions refer to the prospectus.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares are sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% CDSC applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

On September 21, 2012 Class B shares for the Growth & Income Fund were converted into Class A shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan and has exclusive voting rights with respect to such plan. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note	2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee appointed by the Board. The valuation committee is comprised of the treasurer, assistant treasurer, and two other appropriate investment professionals of the Virtus Product Management team who previously have been identified to the Board. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the valuation committee monthly unless changes occur within the period. The valuation committee reviews the validity of the model inputs and any changes to the model. Fair valuations are ratified by the Board of Directors at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally 4 PM Eastern time, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as level 2 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using Management’s estimate of the income included in distributions received from such investments; distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund in the Trust to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of March 31, 2013, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2010 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

G.	Derivative Financial Instruments

Disclosures about derivatives instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by certain Funds.

Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed-upon price. Certain Funds may purchase or write both put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or sector advance. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may use options contracts to hedge against changes in the values of equities.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment in securities at value ” on the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value.” Changes in value of the purchased option is included in “Net change in unrealized appreciation/(depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation/(depreciation) on written options.”

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain/(loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain/(loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

H.	Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower.

The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

At March 31, 2013, the Funds only hold assignment loans.

Note	3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust. The Adviser manages the Funds’ investment program and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Quality Small-Cap Fund	0.70%
Small-Cap Core Fund	0.75

	First $1 Billion	$1+ Billion Through $2 Billion	$2 + Billion
Growth & Income Fund*	0.75%	0.70%	0.65%
Mid-Cap Core Fund	0.80	0.75	0.70
Quality Large-Cap Value Fund*	0.75	0.70	0.65
Strategic Growth Fund	0.70	0.65	0.60
Tactical Allocation Fund	0.70	0.65	0.60

*	Effective October 26, 2012, the Adviser will contractually waive 0.05% of its advisory fee for one year.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

	First $400 Million	$400+ Million Through $1 Billion	$1+ Billion
Small-Cap Sustainable Growth	0.90%	0.85%	0.80%

	First $500 Million	Over $500 Million
Mid-Cap Growth Fund	0.80%	0.70%

B.	Subadvisers

The subadvisers manage the investments of each Fund, for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve are as follows:

Fund	Subadviser	Fund	Subadviser
Growth & Income Fund	Euclid Advisors LLC	Small-Cap Core Fund	Kayne*
Mid-Cap Core Fund	Kayne*	Small-Cap Sustainable Growth Fund	Kayne*
Mid-Cap Growth Fund	Kayne*	Strategic Growth Fund	Kayne*
Quality Large-Cap Value Fund	Kayne*	Tactical Allocation Fund (Fixed Income Portfolio)	Newfleet Asset Management LLC
Quality Small-Cap Fund	Kayne*	Tactical Allocation Fund (Equity Portfolio)	Euclid Advisors LLC

*	Kayne Anderson Rudnick Investment Management, LLC.

C.	Expense Limits and Fee Waivers

The Adviser has voluntarily agreed to limit certain Fund operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed the following percentages of the average annual net asset values for the following Funds.

	Class A	Class B	Class C	Class I
Growth & Income Fund	1.25%	N/A	2.00%	1.00%
Mid-Cap Core Fund	1.35	N/A	2.10	1.10
Mid-Cap Growth Fund	1.45	2.20	2.20	1.20
Quality Large-Cap Value Fund	1.35	N/A	2.10	1.10
Quality Small-Cap Fund	1.42	N/A	2.17	1.17
Small-Cap Sustainable Growth Fund(1)	1.50	N/A	2.25	1.25
Strategic Growth Fund	1.47	2.22	2.22	1.22

(1)	Effective January 1, 2013. For the period April 1, 2012 to December 31, 2012, the expense caps were as follows for Class A, Class C and Class I, respectively: 1.65%, 2.40%, and 1.40%.

The Adviser may discontinue these voluntary expense caps at any time.

The Adviser may recapture operating expenses waived or reimbursed under this arrangement, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. Each Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with applicable expense limitations. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2014	2015	2016	Total
Growth & Income Fund	$332	$255	$193	$780
Mid-Cap Core Fund	72	70	72	214
Mid-Cap Growth Fund	109	56	52	217
Quality Large-Cap Value Fund	106	81	41	228
Quality Small-Cap Fund*	2	—	—	2
Small-Cap Sustainable Growth Fund	121	—	46	167

*	The Adviser is currently recapturing previously waived or reimbursed expenses.

D.	Distributor

($ reported in thousands)

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares and has advised the Funds that for the year) ended March 31, 2013, it retained net commissions of $105 Class A shares and deferred sales charges of $5, $14 for Class B shares and Class C shares, respectively.

In addition, each Fund pays VP Distributors distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plans, as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%; Class B shares 1.00%; Class C shares 1.00%; Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV’s per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

E.	Administrator and Transfer Agent

($ reported in thousands)

Effective January 1, 2013, with the approval of the Board, VP Distributors, the Funds’ former Administrator and Transfer Agent, assigned its rights and obligations under the Administration Agreements and Transfer Agency and Service Agreement to Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus. For the period of April 1, 2012 to December 31, 2012, VP Distributors served as the Administrator and Transfer Agent to the Funds.

For the year ended March 31, 2013, the Funds incurred administration fees from the Trust totaling $1,390 which are included in the Statement of Operations.

For the year ended March 31, 2013, the Funds incurred transfer agent fees from the Trust totaling $1,859 which are included in the Statements of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

F.	Affiliated Shareholders

($ reported in thousands except shares)

At March 31, 2013, Virtus, its affiliates, and the retirement plans of Virtus and its affiliates, held shares of certain Funds, which may be redeemed at any time, that aggregated the following:

	Shares	Aggregate Net Assets
Growth & Income Fund
Class I	181,616	$3,538
Mid-Cap Core Fund
Class C	10,440	179
Quality Large-Cap Value Fund
Class A	9,582	115
Class I	92,233	1,104
Quality Small-Cap Fund
Class A	21,516	299
Small-Cap Core Fund
Class A	8,919	191
Class I	5,065	112
Tactical Allocation Fund
Class A	2,165	21

Note	4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities for all Funds (excluding U.S. Government and agency securities, written options, and short-term investments) during the year ended March 31, 2013, were as follows:

	Purchases	Sales
Growth & Income Fund	$77,944	$103,313
Mid-Cap Core Fund	2,050	1,683
Mid-Cap Growth Fund	28,711	35,696
Quality Large-Cap Value Fund	19,469	105,022
Quality Small-Cap Fund(1)	37,173	119,715
Small-Cap Core Fund(1)	140,644	35,052
Small-Cap Sustainable Growth Fund	19,613	36,945
Strategic Growth Fund	78,331	130,664
Tactical Allocation Fund	169,322	178,964

(1)	Excludes security transactions distributed as a result of a redemption-in-kind.

The Tactical Allocation Fund had purchases of $3,604 and sales of $3,606 of long-term U.S. Government and agency securities during the year ended March 31, 2013.

Note	5. Derivative Transactions

($ reported in thousands)

Certain Funds invested in derivative instruments during the reporting period through the form of written covered call options. The primary type of risk associated with these options is equity price risk. The Growth & Income Fund and Tactical Allocation Fund invest in written covered call options contracts in an attempt to manage such risk and with the purpose of generating realized gains.

For additional information on the written covered call options in which each Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2G.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

Written options transactions, during the year ended March 31, 2013, were as follows:

	Growth & Income Fund		Tactical Allocation Fund
Call options	# of contracts	Premium Received	# of contracts	Premium Received
Options outstanding at beginning of year	380	$160	370	$152
Written options	4,823	712	4,318	643
Options repurchased	(4,308)	(738)	(3,939)	(681)
Options expired	(375)	(66)	(344)	(61)
Options exercised	(130)	(10)	(120)	(10)

Options outstanding at March 31, 2013	390	$58	285	$43

The average daily notional amount of written options during the year ended March 31, 2013 was $(129) and $(115), respectively, for the Growth & Income Fund and Tactical Allocation Fund.

The following is a summary of the Trusts’ derivative instrument holdings categorized by primary risk exposure as of March 31, 2013:

Statements of Assets and Liabilities
	Growth & Income	Tactical Allocation
Assets: None	$—	$—

Liabilities: Written options outstanding at value	(108)	(80)

Net asset (liability) balance	$(108)	$(80)

Statements of Operations
	Growth & Income	Tactical Allocation
Net realized gain (loss) on written options	$(1)	$23

Net change in unrealized appreciation (depreciation) on written options	$(88)	$(74)

Total net realized and unrealized gain (loss)	$(89)	$(51)

Note	6. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Growth & Income Fund				Mid-Cap Core Fund
	Year Ended March 31, 2013		Year Ended March 31, 2012		Year Ended March 31, 2013		Year Ended March 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES		AMOUNT

Class A
Sale of shares	204	$3,688	173	$2,856	48	$761	20		$287
Reinvestment of distributions	9	157	16	263	2	26	—	(1)	2
Conversion of Class B shares to Class A shares	126	2,311	—	—	—	—	—		—
Plan of Reorganization (Note 13)	1,258	22,017	—	—	—	—	—		—
Shares repurchased	(881)	(15,579)	(842)	(13,752)	(12)	(197)	(5)		(84)

Net Increase / (Decrease)	716	$(12,594)	(653)	$(10,633)	38	$590	15		$205

Class B
Sale of shares	— (1)	$6	— (1)	$1	—	$—	—		$—
Reinvestment of distributions	—	—	—	—	—	—	—		—
Conversion of Class B shares to Class A shares	(133)	(2,311)	—	—	—	—	—		—
Shares repurchased	(34)	(562)	(87)	(1,372)	—	—	—		—

Net Increase / (Decrease)	(167)	$(2,867)	(87)	$(1,371)	—	$—	—		$—

Class C
Sale of shares	25	$416	28	$441	— (1)	$— (1)	1		$14
Reinvestment of distributions	—	—	—	—	— (1)	3	—	(1)	— (1)
Plan of Reorganization (Note 13)	35	578	—	—	—	—	—		—
Shares repurchased	(241)	(4,036)	(265)	(4,135)	(1)	(9)	—	(1)	(4)

Net Increase / (Decrease)	(181)	$(3,042)	(237)	$(3,694)	(1)	$(6)	1		$10

Class I
Sale of shares	65	$1,170	95	$1,510	47	$741	57		$837
Reinvestment of distributions	3	29	2	35	2	27	—	(1)	3
Plan of Reorganization (Note 13)	812	14,209
Shares repurchased	(629)	(11,185)	(85)	(1,415)	(54)	(857)	(17)		(232)

Net Increase / (Decrease)	251	$4,223	12	$130	(5)	$(89)	40		$608

(1)	Amount less than 500.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

	Mid-Cap Growth Fund				Quality Large-Cap Value Fund
	Year Ended March 31, 2013		Year Ended March 31, 2012		Year Ended March 31, 2013		Year Ended March 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	248	$4,147	237	$3,623	135	$1,450	125	$1,238
Reinvestment of distributions	—	—	—	—	32	327	29	286
Plan of Reorganization (Note 13)	—	—	—	—	751	8,071	—	—
Shares repurchased	(590)	(10,131)	(737)	(12,061)	(695)	(7,617)	(629)	(6,315)

Net Increase / (Decrease)	(342)	$(5,984)	(500)	$(8,438)	223	$2,231	(475)	$(4,791)

Class B
Sale of shares	11	$154	23	$296	— (1)	$(1)	—	$—
Shares repurchased	(41)	(590)	(67)	(922)	—	—	—	—

Net Increase / (Decrease)	(30)	$(436)	(44)	$(626)	—	$(1)	—	$—

Class C
Sale of shares	12	$183	13	$183	28	$305	42	$401
Reinvestment of distributions	—	—	—	—	1	12	1	6
Plan of Reorganization (Note 13)	—	—	—	—	24	253	—	—
Shares repurchased	(37)	(542)	(42)	(572)	(61)	(647)	(116)	(1,095)

Net Increase / (Decrease)	(25)	$(359)	(29)	$(389)	(8)	$(77)	(73)	$(688)

Class I
Sale of shares	8	$140	29	$521	125	$1,368	101	$1,033
Reinvestment of distributions	—	—	—	—	10	107	2	16
Plan of Reorganization (Note 13)	—	—	—	—	2,966	31,865	—	—
Shares repurchased	(12)	(198)	(11)	(168)	(694)	(7,614)	(23)	(221)

Net Increase / (Decrease)	(4)	$(58)	18	$353	2,407	$25,726	80	$828

	Quality Small-Cap Fund				Small-Cap Core Fund
	Year Ended March 31, 2013		Year Ended March 31, 2012		Year Ended March 31, 2013		Year Ended March 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	2,022	$25,130	2,870	$35,013	3,894	$76,904	2,632	$48,734
Reinvestment of distributions	162	1,962	71	852	123	2,270	60	1,104
Shares repurchased	(2,824)	(35,280)	(2,354)	(28,540)	(1,178)	(23,153)	(735)	(13,523)

Net Increase / (Decrease)	(640)	$(8,188)	587	$7,325	2,839	$56,021	1,957	$36,315

Class C
Sale of shares	308	$3,804	247	$3,052	710	$12,906	368	$6,259
Reinvestment of distributions	19	231	2	27	17	295	18	298
Shares repurchased	(338)	(4,190)	(319)	(3,874)	(160)	(2,874)	(120)	(2,002)

Net Increase / (Decrease)	(11)	$(155)	(70)	$(795)	567	$10,327	266	$4,555

Class I
Sale of shares	3,363	$42,330	6,167	$75,624	5,264	$107,576	2,514	$47,345
Reinvestment of distributions	152	1,832	117	1,412	174	3,308	171	3,224
Shares redeemed in-kind (Note 14)	(1,305)	(16,817)	—	—	(3,209)	(62,887)	—	—
Shares repurchased	(10,775)	(131,830)	(2,721)	(32,603)	(1,649)	(32,979)	(1,396)	(25,660)

Net Increase / (Decrease)	(8,565)	$(104,485)	3,563	$44,433	580	$15,018	1,289	$24,909

(1)	Amount less than 500.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

	Small-Cap Sustainable Growth Fund				Strategic Growth Fund
	Year Ended March 31, 2013		Year Ended March 31, 2012		Year Ended March 31, 2013		Year Ended March 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	362	$4,739	2,150	$25,590	478	$4,735	834	$7,846
Reinvestment of distributions	—	—	19	224	—	—	—	—
Shares repurchased	(1,640)	(20,781)	(1,239)	(15,053)	(5,517)	(54,205)	(5,852)	(53,105)

Net Increase / (Decrease)	(1,278)	$(16,042)	930	$10,761	(5,039)	$(49,470)	(5,018)	$(45,259)

Class B
Sale of shares	—	$—	—	$—	— (1)	$5	9	$71
Reinvestment of distributions	—	—	—	—	—	—	—	—
Shares repurchased	—	—	—	—	(172)	(1,456)	(235)	(1,859)

Net Increase / (Decrease)	—	$—	—	$—	(172)	$(1,451)	(226)	$(1,788)

Class C
Sale of shares	90	$1,143	207	$2,380	15	$128	21	$168
Reinvestment of distributions	—	—	—	—	—	—	—	—
Shares repurchased	(161)	(2,002)	(166)	(1,872)	(119)	(1,001)	(130)	(1,003)

Net Increase / (Decrease)	(71)	$(859)	41	$508	(104)	$(873)	(109)	$(835)

Class I
Sale of shares	308	$4,178	2,888	$34,085	123	$1,222	62	$570
Reinvestment of distributions	—	—	8	100	—	—	—	—
Shares repurchased	(387)	(4,947)	(2,437)	(29,269)	(55)	(557)	(37)	(337)

Net Increase / (Decrease)	(79)	$(769)	459	$4,916	68	$665	25	$233

	Tactical Allocation Fund
	Year Ended March 31, 2013		Year Ended March 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	521	$4,889	483	$4,307
Reinvestment of distributions	579	5,508	259	2,263
Shares repurchased	(2,264)	(21,441)	(2,346)	(20,804)

Net Increase / (Decrease)	(1,164)	$(11,044)	(1,604)	$(14,234)

Class B
Sale of shares	1	$6	3	$24
Reinvestment of distributions	3	24	1	9
Shares repurchased	(45)	(429)	(67)	(602)

Net Increase / (Decrease)	(41)	$(399)	(63)	$(569)

Class C
Sale of shares	84	$812	122	$1,110
Reinvestment of distributions	7	67	1	12
Shares repurchased	(37)	(357)	(47)	(428)

Net Increase / (Decrease)	54	$522	76	$694

(1)	Amount less than 500.

Note	7. 10% Shareholders

At March 31, 2013, certain Funds had individual shareholder accounts, and/or omnibus shareholder accounts, (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares	Number of Accounts
Quality Small-Cap Fund	13%	1*
Small-Cap Core Fund	33	2*

*	Includes affiliated shareholder accounts.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

Note	8. Indemnifications

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Each Trustee has entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note	9. Federal Income Tax Information

($ reported in thousands)

At March 31, 2013, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Growth & Income Fund - Investments	105,876	32,698	(1,241)	31,457
Growth & Income Fund - Written Options	(58)	—	(51)	(51)
Mid-Cap Core Fund	2,583	707	(17)	690
Mid-Cap Growth Fund	75,864	12,644	(891)	11,753
Quality Large-Cap Value Fund	65,002	17,494	(599)	16,895
Quality Small-Cap Fund	163,597	77,126	(7,106)	70,020
Small-Cap Core Fund	291,658	55,639	(599)	55,040
Small-Cap Sustainable Growth Fund	64,303	24,036	(458)	23,578
Strategic Growth Fund	297,687	89,250	(1,495)	87,755
Tactical Allocation Fund - Investments	164,234	28,668	(2,005)	26,663
Tactical Allocation Fund - Written Options	(43)	—	(38)	(38)

Certain Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates:

	Expiration Year
	2017	2018	No Expiration	Total
Growth & Income Fund	$2,585	$11,359	—	$13,944
Mid-Cap Growth Fund	—	4,851	$154	5,005
Quality Large-Cap Value Fund	23,449	8,385	—	31,834
Quality Small-Cap Fund	18,620	8,615	—	27,235
Small-Cap Core Fund	10,725	—	—	10,725
Small-Cap Sustainable Growth Fund	—	1,516	—	1,516
Strategic Growth Fund	30,051	10,518	—	40,569
Tactical Allocation Fund

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers. Growth & Income Fund’s, Quality Large-Cap Value Fund’s, Quality Small-Cap Fund’s, Small-Cap Core Fund’s, Small-Cap Sustainable Growth Fund’s and Strategic Growth Fund’s amounts include losses acquired in connection with prior year mergers. Utilization of these capital loss carryovers is subject to annual limitations.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the year ended March 31, 2013, the Funds utilized losses deferred in prior years against current year capital gains as follows:

Fund
Growth & Income Fund	$16,478
Quality Large-Cap Value Fund	5,337
Quality Small-Cap Fund	11,685
Small-Cap Core Fund	2,681
Small-Cap Sustainable Growth Fund	6,791
Strategic Growth Fund	10,509
Tactical Allocation Fund	4,732

The following Funds had capital loss carryovers which expired in 2013:

Fund
Quality Large-Cap Value Fund	$1,267
Small-Cap Sustainable Growth Fund	55

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2013, the Funds deferred and recognized qualified late year losses as follows:

	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Mid-Cap Growth Fund	$193	$169	$146	$—
Quality Small-Cap Fund	—	—	2	—
Small-Cap Sustainable Growth Fund	175	185	—	148
Strategic Growth Fund	—	32	—	4,573

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Growth & Income Fund	$298	$—
Mid-Cap Core Fund	1	32
Quality Large-Cap Value Fund	438	—
Quality Small-Cap Fund	801	—
Small-Cap Core Fund	536	78
Small-Cap Sustainable Growth Fund	—	1,521
Strategic Growth Fund	1,096	—
Tactical Allocation Fund	130	9,133

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the years ended March 31, 2013 and 2012 was as follows:

		Ordinary Income	Long-Term Capital Gains	Total
Growth & Income Fund	2013	$216	$—	$216
	2012	341	—	341
Mid-Cap Core Fund	2013	53	12	65
	2012	—	5	5
Mid-Cap Growth Fund	2013	—	—	—
	2012	—	—	—
Quality Large-Cap Value Fund	2013	578	—	578
	2012	405	—	405
Quality Small-Cap Fund	2013	4,838	—	4,838
	2012	2,667	—	2,667
Small-Cap Core Fund	2013	2,529	4,276	6,805
	2012	296	4,863	5,159
Small-Cap Sustainable Growth Fund	2013	—	—	—
	2012	399	—	399
Strategic Growth Fund	2013	—	—	—
	2012	—	—	—
Tactical Allocation Fund	2013	4,335	2,095	6,430
	2012	2,744	—	2,744
10.	Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of March 31, 2013, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Growth & Income Fund	$3,067	$(1)	$(3,066)
Mid-Cap Growth Fund	(417)	417	— (1)
Quality Large-Cap Value Fund	5,435	—	(5,435)
Quality Small-Cap Fund	5,518	(1)	(5,517)
Small-Cap Core Fund	17,898	(5)	(17,893)
Small-Cap Sustainable Growth Fund	(298)	240	58
Strategic Growth Fund	—	(14)	14
Tactical Allocation Fund	— (1)	(62)	62

(1)	Amount less than $500

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

Note	11. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are noted as such at the end of each Fund’s Schedule of Investments where applicable.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

At March 31, 2013, the Funds did not hold any illiquid and restricted securities.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

Note	12. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadvisers to accurately predict risk.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

At March 31, 2013, the Funds listed held securities issued by various companies in specific sectors as detailed below:

Fund	Sector	Percentage of Total Investments
Mid-Cap Growth Fund	Information Technology	28%
Quality Large-Cap Value Fund	Financials	27%
Quality Small-Cap Fund	Information Technology	27%
Small-Cap Core Fund	Industrials	25%
Small-Cap Sustainable Growth Fund	Information Technology	38%
Strategic Growth Fund	Information Technology	30%

Note	13. Plans of Reorganization

A.	On June 4, 2012, the Board of Trustees of the Insight Trust approved an Agreement and Plan of Reorganization (the “Plan”) with respect to the Virtus Core Equity Fund (the “Merged Fund”), a series of the Virtus Insight Trust, and the Virtus Growth & Income Fund (the “Acquiring Fund”), a series of the Virtus Equity Trust, which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Virtus Mutual Fund Complex, while simultaneously creating economies of scale for the surviving Funds that were intended to lower Fund expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

On September 21, 2012 Class B shares were converted into Class A shares.

The acquisition was accomplished by a tax-free exchange of shares on October 26, 2012. The share transactions associated with the merger are as follows:

Merged Fund		Shares Outstanding	Acquiring Fund		Shares Converted	Merged Fund Net Asset Value of Converted Shares
Virtus Core			Virtus Growth
Equity Fund			& Income Fund
	Class			Class
	A	1,088		A	1,258	$22,017
	C	29		C	35	578
	I	691		I	812	14,209

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
Virtus Core Equity Fund	$36,804	$3,968	Virtus Growth & Income Fund	$104,919

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

Assuming the acquisition had been completed on April 1, 2012, the Virtus Growth & Income Fund results of operations for the year ended March 31, 2013, would have been as follows:

Net investment income (loss)	$922(a)
Net gain (loss) on investments	24,626	(b)

Net increase (decrease) in assets from operations	$25,548

(a)	$462, as reported in the Statement of Operations, plus $460 Net Investment Income from Virtus Core Equity Fund pre-merger.

(b)	$11,267, as reported in the Statement of Operations, plus $13,359 Net Realized and Unrealized Gain (Loss) on Investments from Virtus Core Equity Fund pre-merger.

Because both Virtus Core Equity Fund and Virtus Growth & Income Fund sold and redeemed shares throughout the period, providing pro-forma information on a per-share basis is not feasible.

Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the merged Virtus Core Equity Fund that have been included in the acquired Virtus Growth & Income Fund Statement of Operations since October 26, 2012.

B.	On June 4, 2012, the Board of Trustees of the Insight Trust also approved an Agreement and Plan of Reorganization (the “Plan”) with respect to the Virtus Value Equity Fund (the “Merged Fund”), a series of the Virtus Insight Trust, and the Virtus Quality Large-Cap Value Fund (the “Acquiring Fund”), a series of the Virtus Equity Trust, which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Virtus Mutual Fund Complex, while simultaneously creating economies of scale for the surviving Funds that were intended to lower Fund expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Acquiring Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The acquisition was accomplished by a tax-free exchange of shares on October 26, 2012. The share transactions associated with the merger are as follows:

Merged Fund		Shares Outstanding	Acquiring Fund		Shares Converted	Merged Fund Net Asset Value of Converted Shares
Virtus Value			Virtus Quality Large-Cap
Equity Fund			Value Fund
	Class			Class
	A	648		A	751	$8,071
	C	20		C	24	253
	I	2,581		I	2,966	31,865

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
Virtus Value			Virtus Quality Large-Cap
Equity Fund	$40,189	$3,388	Value Fund	$42,930

Assuming the acquisition had been completed on April 1, 2012, the Virtus Quality Large-Cap Value Fund results of operations for the year ended March 31, 2013, would have been as follows:

Net investment income (loss)	$1,815	(a)
Net gain (loss) on investments	25,421	(b)

Net increase (decrease) in assets from operations	27,276

(a)	$762, as reported in the Statement of Operations, plus $1,053 Net Investment Income from Virtus Value Equity Fund pre-merger.

(b)	$8,422, as reported in the Statement of Operations, plus $16,999 Net Realized and Unrealized Gain (Loss) on Investments from Virtus Value Equity Fund pre-merger.

Because both Virtus Value Equity Fund and Virtus Quality Large-Cap Value Fund sold and redeemed shares throughout the period, providing pro-forma information on a per-share basis is not feasible.

Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the merged Virtus Value Equity Fund that have been included in the acquired Virtus Quality Large-Cap Value Fund Statement of Operations since October 26, 2012.

Note	14. Redemptions-In-Kind

(reported in thousands)

During the year ended March 31, 2013, the Quality Small-Cap Fund realized $5,556 of net gains and the Small-Cap Core Fund realized $17,905 of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for securities held by each Fund rather than for cash. Because such gains are not taxable to the Funds, and are not distributed to remaining shareholders, they have been reclassified from accumulated undistributed net realized gains (loss) to Capital paid in on shares of beneficial interest.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

Note	15. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note	16. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Virtus Equity Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Growth & Income Fund, Virtus Mid-Cap Core Fund, Virtus Mid-Cap Growth Fund, Virtus Quality Large-Cap Value Fund, Virtus Quality Small-Cap Fund, Virtus Small-Cap Core Fund, Virtus Small-Cap Sustainable Growth Fund, Virtus Strategic Growth Fund and Virtus Tactical Allocation Fund (the “Funds”) constituting Virtus Equity Trust, hereafter referred to as the “Trust”, at March 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

May 22, 2013

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F:(267) 330 3300, www.pwc.com/us/

VIRTUS EQUITY TRUST

TAX INFORMATION NOTICE (Unaudited)

MARCH 31, 2013

For the fiscal year ended March 31, 2013, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualify for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentages for the calendar year will be designated in the year-end tax statements.

	QDI	DRD	LTCG
Growth & Income Fund	100%	100%	$—
Mid-Cap Core Fund	100	100	36
Mid-Cap Growth Fund	—	—	—
Quality Large-Cap Value Fund	100	100	—
Quality Small-Cap Fund	100	100	—
Small-Cap Core Fund	100	100	106
Small-Cap Sustainable Growth Fund	—	—	1,521
Strategic Growth Fund	100	100	—
Tactical Allocation Fund	44	43	11,229

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

(Unaudited)

The Board of Trustees (the “Board”) of Virtus Equity Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”) with respect to the funds of the Trust, including Virtus Growth & Income Fund, Virtus Mid-Cap Core Fund, Virtus Mid-Cap Growth Fund, Virtus Quality Large-Cap Value Fund, Virtus Quality Small-Cap Fund, Virtus Small-Cap Core Fund, Virtus Small-Cap Sustainable Growth Fund, Virtus Strategic Growth Fund and Virtus Tactical Allocation Fund (each a “Fund” and together, the “Funds”). At an in-person meeting held on November 15, 2012, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund(s) they manage. The Board noted the affiliation of certain of the Subadvisers with VIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Funds by VIA and each of the Subadvisers; (2) the performance of the Funds as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (6) the anticipated effect of growth in size on each Fund’s performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and each Subadviser, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VIA is responsible for the management of the Funds’ investment programs and day-to-day operations and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Funds’ subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Funds; (e) VIA’s supervision of the Funds’ other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator and distributor to the Funds. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Funds’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Funds’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Funds; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Fund.

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Funds prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented each Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board evaluated each Fund’s performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to a Fund. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.

The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the period ended September 30, 2012.

Virtus Growth & Income Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1- and 10-year periods and underperformed the median of its Performance Universe for the 3- and 5-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10- year periods.

Virtus Mid-Cap Core Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 3- year period and underperformed the median for its Performance Universe for the 1-year period. The Board also noted that the Fund underperformed its benchmark for the 1- and 3- year periods.

Virtus Mid-Cap Growth Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 3-, 5- and 10- year periods and outperformed the median of its Performance Universe for the 1-year period. The Board also noted that the Fund underperformed its benchmark for the 3-, 5- and 10- year periods and outperformed its benchmark for the 1-year period.

Virtus Quality Large-Cap Value Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3- and 5- year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5- year periods.

Virtus Quality Small-Cap Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 3-year period and underperformed the media of its Performance Universe for the 1- and 5- year periods. The Board also noted that the Fund outperformed its benchmark for the 3- and 5- year periods and underperformed its benchmark for the 1-year period.

Virtus Small-Cap Core Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 3- and 5- year periods and underperformed the median of its Performance Universe for the 1- and 10- year periods. The Board also noted that the Fund outperformed its benchmark for the 3- and 5- year periods and underperformed its benchmark for the 1- and 10- year periods.

Virtus Small-Cap Sustainable Growth Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1- and 3- year periods and outperformed the median of its Performance Universe for the 5-year period. The Board also noted that the Fund underperformed its benchmark for the 1- and 3- year periods and outperformed its benchmark for the 5-year period.

Virtus Strategic Growth Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 3-, 5- and 10- year periods and outperformed the median of its Performance Universe for the 1-year period. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10- year periods.

Virtus Tactical Allocation Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, and 5- year periods and underperformed the median of its Performance Universe for the 10-year period. The Board also noted that the Fund underperformed its benchmark for the 3-, 5- and 10- year periods and outperformed its benchmark for the 1-year period.

With respect to certain Funds, including Virtus Mid-Cap Growth Fund, Virtus Quality Large-Cap Value Fund, Virtus Small-Cap Sustainable Growth Fund and Virtus Strategic Growth Fund, the Board also considered management’s discussion about the reasons for the Funds’ underperformance relative to their peer groups. After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that certain of the Funds had fee waivers and/or expense caps in place to limit the total expenses incurred by those Funds and their shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of each of the Funds and the impact on expenses. The Subadvisers provided, and the Board considered, expense information of comparable accounts managed by the Subadvisers, as applicable.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

Virtus Growth & Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

Virtus Mid-Cap Core Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Mid-Cap Growth Fund. The Board considered that the Fund’s net management fee and net total expenses were above the median of the Expense Group.

Virtus Quality Large-Cap Value Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group.

Virtus Quality Small-Cap Fund. The Board considered that the Fund’s net management fee and net total expenses were above the median of the Expense Group.

Virtus Small-Cap Core Fund. The Board considered that the Fund’s net management fee was the same as the median of the Expense Group and net total expenses were below the median of the Expense Group.

Virtus Small-Cap Sustainable Growth Fund. The Board considered that the Fund’s net management fee and net total expenses were above the median of the Expense Group.

Virtus Strategic Growth Fund. The Board considered that the Fund’s net management fee and net total expenses were above the median of the Expense Group.

Virtus Tactical Allocation Fund. The Board considered that the Fund’s net management fee and net total expenses were above the median of the Expense Group.

Based on the level and type of services provided, the Board determined that each Fund’s fees and expenses were reasonable. The Board concluded that the advisory and subadvisory fees for each Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Fund-by-Fund basis, of VIA for its management of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution and administrative services provided to the Funds by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the applicable Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationship with the Funds. The Board reviewed the methodology used to allocate costs to each Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Fund was reasonable in light of the quality of the services rendered to the Funds by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because such Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. In addition, with respect to Sasco Capital, Inc., the unaffiliated Subadviser, the Board relied on the ability of VIA to negotiate this Subadvisory Agreement and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationship with the Funds was not a material factor in approval of the Subadvisory Agreements.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Funds’ assets grow. The Board noted that the management fees for several of the Funds included breakpoints based on assets under management, and that fee waivers and/or expense caps were also in place for certain Funds. The Board also took into account management’s discussion of the Funds’ management fee and subadvisory fee structure, including with respect to the Funds that do not currently have breakpoints. The Board also took into account the current size of the Funds. The Board concluded that no changes to the advisory fee structure of the Funds were necessary at this time. The Board noted that VIA and the Funds may realize certain economies of scale if the assets of the Funds were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Funds managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Funds was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and each Subadviser and their respective affiliates from their relationships with the applicable Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA also provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while certain of the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Funds, other than the fee to be earned under the Subadvisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board determined that approval of each Agreement was in the best interests of each of the applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to each Fund.

FUND MANAGEMENT TABLES

(Unaudited)

Information pertaining to the Trustees and officers of the Trust as of March 31, 2013, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 1993 48 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Funds (139 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex.
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1993 63 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Trustee and Chairman (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee (since 1989), Virtus Mutual Fund Complex; Director (since 1996), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 52 Funds	Retired. Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2001), Virtus Mutual Fund Complex.
James M. Oates YOB: 1946 Elected: 1993 48 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Fund Complex (collectively, 234 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); and Trustee (since 1987), Virtus Mutual Fund Complex.
Richard E. Segerson YOB: 1948 Elected: 1983 48 Funds	Retired. Managing Director (1998 to 2013), Northway Management Company; and Trustee (since 1993), Virtus Mutual Fund Complex.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2004 48 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 61 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2012), Virtus Variable Insurance Trust; Trustee and President (since 2011), Virtus Closed-End Funds (2 portfolios); and Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios).

* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser

FUND MANAGEMENT TABLES (Continued)

(Unaudited)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2012), Vice President, Chief Legal Officer, Counsel and Secretary (2011-2012), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

Virtus Balanced Fund and Virtus Tactical Allocation Fund,

each a series of Virtus Equity Trust

Supplement dated December 10, 2012 to the Summary Prospectuses and Statutory Prospectuses, each dated July 31, 2012

IMPORTANT NOTICE TO INVESTORS

Effective December 10, 2012, modifications affecting the equity portion of Virtus Balanced Fund and Virtus Tactical Allocation Fund have taken place. These changes are described more fully below.

Virtus Balanced Fund

The fund’s equity portfolio management strategies have been modified to include a specific percentage of assets invested in foreign securities in the form of American Depositary Receipts (ADRs).

Accordingly, under “Principal Investment Strategies” in the fund’s summary prospectus the first paragraph is hereby replaced with the following:

Invested in approximately 60% equity securities and 40% fixed income securities, this fund may be suitable for investors seeking income and growth from one fund. Up to 25% of the fund’s allocation to equity securities may be invested in non-U.S. securities, which may be done through American Depositary Receipts (ADRs). For the fund’s domestic equity allocation, the subadviser employs a Growth at a Reasonable Price philosophy in the security selection process. Top-down and econometric sector analysis, as well as industry level and fundamental security analysis, are utilized to identify securities that the subadviser believes offer superior return opportunity. For the fund’s non-U.S. exposure, the subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views. For the fixed income allocation, the subadviser employs a time-tested approach of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across the fixed income markets.

Under normal market circumstances, the fund invests at least 65% of its assets in common stocks and fixed income securities of both U.S. and foreign issuers, including issuers in emerging market countries, and may invest in issuers of any size. The fund invests the fixed income portion of its portfolio primarily in investment grade bonds; however, it may invest in high yield-high risk fixed income securities (junk bonds). Normally, the fund’s fixed income allocation has a dollar-weighted average duration of between two and eight years.

Under “Principal Investment Strategies” on page 46 of the fund’s statutory prospectus, the first and second paragraphs are hereby replaced with the following:

Under normal circumstances, the fund invests at least 65% of its assets in common stocks and fixed income securities of both U.S. and foreign issuers, including issuers in emerging market countries, and may invest in issuers of any size. Generally, the fund invests approximately 60% in equity securities and 40% in fixed income securities. Up to 25% of the fund’s allocation to equity securities may be invested in non-U.S. securities, which may be done through American Depositary Receipts (ADRs).

For the fund’s U.S. equity allocation, the subadviser employs a Growth at a Reasonable Price (GARP) philosophy in its selection process. Generally, the fund invests in domestic issuers having capitalizations within the range of companies included in the Russell 1000® Index; however, the fund may invest in medium and small capitalization issuers as well. Security selection begins with a top-down approach and econometric analysis of each sector. Each sector is then analyzed at the industry level. Fundamental analysis is then conducted within the industries to identify securities that the portfolio managers believe offer superior return opportunity. As of its most recent reconstitution effective June 25, 2012, the market capitalization of companies included in the Russell 1000® Index was $255 million to $533.7 billion.

For the fund’s non-U.S. equity allocation, the subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views. Generally, the fund invests in non-U.S. issuers having capitalizations that fall within the range of companies included in the MSCI EAFE® Index; however, the fund may invest in medium and small capitalization issuers as well. Top-down research is utilized to make global and regional decisions, country selection, and sector selection. As part of the process, the subadviser takes into account, among other things, monetary policy, geo-political factors, direction of interest rate movements, economic growth and outlook, and valuation. In evaluating non-U.S. securities for inclusion in the fund, the subadviser applies a Cash Flow Return on Capital approach to valuation as well as fundamental analysis to assess the financial strength, franchise quality, and management capabilities of individual securities. As of its most recent semi-annual index review, effective December 3, 2012, the market capitalization of companies included in the MSCI EAFE® Index was $507 million to $216 billion.

Virtus Tactical Allocation Fund

The fund’s equity portfolio management strategies have been modified to include a percentage range of assets invested in foreign securities in the form of ADRs.

Accordingly, under “Principal Investment Strategies” in the fund’s summary prospectus and the summary section of the statutory prospectus, the first paragraph is hereby replaced with the following:

Diversified across stocks (including non-U.S.), bonds, and cash, the fund’s tactical allocation approach seeks to generate a combination of capital appreciation and income. For the fund’s domestic equity allocation, the subadviser employs a Growth at a Reasonable Price philosophy in the security selection process. Top-down and econometric sector analysis, as well as industry level and fundamental security analysis, are utilized to identify securities that the subadviser believes offer superior return opportunity. For the fund’s non-U.S. exposure, the sub-adviser’s process is driven by bottom-up fundamental research and informed by top-down macro views. For the fixed income allocation, the subadviser employs a time-tested approach of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across the fixed income markets.

The fund invests in equity, fixed income, and cash or cash equivalents using a tactical allocation approach: 40% to 65% invested in equity securities; 35% to 60% invested in fixed income securities; and up to 25% held in cash or cash equivalent securities. Between 15% and 50% of the fund’s allocation to equity securities may be invested in non-U.S. securities, which may be done through American Depositary Receipts (ADRs). The equity allocation is invested in common, preferred, and ADR securities. The fixed income allocation may be invested in all sectors of fixed income securities, including high-yield, high-risk (“junk bonds”), mortgage-backed and asset-backed, government, corporate, and municipal debt obligations. Normally, the fund’s fixed income allocation has a dollar-weighted average duration of between two and eight years. The fund may invest in both U.S. and foreign (non-U.S.), including those of issuers in emerging market countries and may invest in issuers of any size.

Under “Principal Investment Strategies” on page 46 of the fund’s statutory prospectus, the first and second paragraphs are hereby replaced with the following:

The fund invests in equity, fixed income and cash or cash equivalents using a tactical allocation approach: 40% to 65% invested in equity securities; 35% to 60% invested in fixed income securities; and up to 25% held in cash or cash equivalent securities. Between 15% and 50% of the fund’s allocation to equity securities may be invested in non-U.S. securities, which may be done through American Depositary Receipts (ADRs). The equity allocation is invested in common, preferred, and ADR securities. The fixed income allocation may be invested in all sectors of fixed income securities, including high-yield, high-risk (“junk bonds”), mortgage-backed and asset-backed, government, corporate, and municipal debt obligations. The fund may invest in both U.S. and foreign (non-U.S.) securities, including those of issuers in emerging market countries and may invest in issuers of any size.

For the fund’s U.S. equity allocation, the subadviser employs a Growth at a Reasonable Price (GARP) philosophy in its security selection process. Generally, the fund invests in domestic issuers having capitalizations within the range of companies included in the Russell 1000® Index; however, the fund may invest in medium and small capitalization issuers as well. Security selection begins with a top-down approach and econometric analysis of each sector. Each sector is then analyzed at the industry level. Fundamental analysis is then conducted within the industries to identify securities that the portfolio managers believe offer superior return opportunity. As of its most recent reconstitution effective June 25, 2012, the market capitalization of companies included in the Russell 1000® Index was $255 million to $533.7 billion.

For the fund’s non-U.S. equity allocation, the subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views. Generally, the fund invests in non-U.S. issuers having capitalizations that fall within the range of companies included in the MSCI EAFE® Index; however, the fund may invest in medium and small capitalization issuers as well. Top-down research is utilized to make global and regional decisions, country selection, and sector selection. As part of the process, the subadviser takes into account, among other things, monetary policy, geo-political factors, direction of interest rate movements, economic growth and outlook, and valuation. In evaluating non-U.S. securities for inclusion in the fund, the subadviser applies a Cash Flow Return on Capital approach to valuation as well as fundamental analysis to assess the financial strength, franchise quality, and management capabilities of individual securities. As of its most recent semi-annual index review, effective December 3, 2012, the market capitalization of companies included in the MSCI EAFE® Index was $507 million to $216 billion.

BOTH FUNDS

Under “Principal Risks” in each fund’s summary prospectus and the summary section of the statutory prospectus, the following disclosure is hereby added:

ð	Depositary Receipts. The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investment in securities of foreign issuers.

The table under “More Information About Risks Related to Principal Investment Strategies” on page 58 is hereby modified by adding a row titled “Depositary Receipts” and adding an “x” in that row, thereby indicating that the named technique may be used by the fund. Additionally, the following disclosure is added to the narrative descriptions following the table:

Depositary Receipts

Certain funds may invest in American Depositary Receipts (ADRs), sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies. Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.

Under “Portfolio Managers” in each fund’s summary prospectus and the summary section of the statutory prospectus (as previously supplemented), the following disclosure is hereby added:

ð	Frederick A. Brimberg, Senior Managing Director at Euclid. Mr. Brimberg has served as Portfolio Manager since December 2012.

The table under “Euclid” on page 65 regarding portfolio managers is amended by replacing the rows pertaining to the funds with the following:

Virtus Balanced Fund (equity portion only)	Frederick A. Brimberg (since December 2012) David Dickerson (since 2009) Carlton Neel (since 2009)
Virtus Tactical Allocation Fund (equity portion only)	Frederick A. Brimberg (since December 2012) David Dickerson (since 2009) Carlton Neel (since 2009)

The narrative disclosure under the table is amended by adding the following:

Frederick A. Brimberg. Mr. Brimberg is Senior Managing Director and Senior Portfolio Manager at Euclid (since July 2012). Prior to joining Euclid, he was senior vice president and international portfolio manager at Avatar Associates (2006 to 2012), where he started the international strategy in 2006. Earlier, he was vice president and portfolio manager at ING Investment Management with a focus on the international separately managed account product. Mr. Brimberg’s career spans 30-plus years in investment management, trading, and capital markets, with various positions at Lexington Management, Brimberg & Co., and Lehman Brothers Kuhn Loeb Inc.

All other disclosure concerning the funds, including fees and expenses, remains unchanged.

Investors should retain this supplement with the Summary Prospectus and the Statutory Prospectus for future reference.

VET 8019/BF&TAF PM&StratChanges (12/2012)

VIRTUS EQUITY TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodians

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Telephone Orders	1-800-367-5877
Text Telephone	1-800-243-1926
Web site	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874

Providence, RI 02940-8074

For more information about Virtus Mutual Funds, please call your financial representative, or contact us at 1-800-243-1574 or Virtus.com.

8015	05-13

ANNUAL REPORT

Virtus Balanced Fund*

March 31, 2013

TRUST NAME: VIRTUS EQUITY TRUST

* Prospectus Supplement applicable to this fund appears

at the back of this Annual Report.

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Balanced Fund

(“Balanced Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Balanced Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

Investors were subject to the vagaries of the financial markets over the past year. After getting off to a somewhat rocky start in the second quarter of 2012, markets spent much of the last nine months in recovery, ending the period in strong, positive territory.

For the 12-month period ended March 31, 2013, broad markets produced respectable returns, led by U.S. equities, as represented by the S&P 500® Index, which gained an impressive 14.0%, and international equities which rose 10.6%, as measured by the MSCI All Country World Index (net). U.S. fixed income markets rose 3.8%, according to the Barclays U.S. Aggregate Bond Index. Despite the rising equity market, global investors’ demand for U.S. Treasuries remained high, keeping the yield of the bellwether 10-year note below 2%.

The changing direction in investor sentiment is encouraging. While the economic situation in Europe and China remains tenuous, the U.S. economy appears to be on the mend, supported by signs of growth in hiring, consumer spending, and housing. In the months ahead, the onus is on the U.S. government to get the country on strong fiscal footing and on corporations to produce robust earnings, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified.

Thank you for entrusting Virtus with your assets. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

April 2013

Whenever you have questions about your account or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

1

VIRTUS BALANCED FUND

Disclosure of Fund Expenses (Unaudited)

For the six-month period of October 1, 2012 to March 31, 2013

We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the Virtus Balanced Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates the Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investment and timing of any purchases or redemptions.

2

VIRTUS BALANCED FUND

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of October 1, 2012 to March 31, 2013

Expense Table
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Annualized Expense Ratio	Expenses Paid During Period*
Balanced Fund
Actual
Class A	$1,000.00	$1,042.20	1.10%	$5.60
Class B	1,000.00	1,038.40	1.85	9.40
Class C	1,000.00	1,038.60	1.85	9.40

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.38	1.10	5.55
Class B	1,000.00	1,015.59	1.85	9.34
Class C	1,000.00	1,015.59	1.85	9.34

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS BALANCED FUND

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

Composite Index for Balanced Fund

A composite index consisting of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index.

MSCI All Country World Index (Net)

The MSCI AC World Index (Net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

When-issued and delayed delivery transactions

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect any fees, expenses, or sales charges associated with active management of an actual portfolio.

4

VIRTUS BALANCED FUND	Ticker Symbols: A Share: PHBLX B Share: PBCBX C Share: PSBCX

¢	Balanced Fund (the “Fund”) is diversified and has investment objectives of reasonable income, long-term capital growth and conservation of capital.

¢	For the fiscal year ended March 31, 2013, the Fund’s Class A shares at NAV returned 6.77%, Class B shares returned 5.99% and Class C shares returned 5.95%. For the same period, the S&P 500® Index, a broad-based equity index, returned 13.96%; the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 3.78%; and the Balanced Fund Composite Index, which is the Fund’s style-specific index appropriate for comparison, returned 9.95%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the equity market perform during the Fund’s fiscal year?

¢	Overall the U.S. stock market performed well for the one year period ending March 31, 2013, however, the solid year-over-year performance masks many of the gyrations experienced during the 12 month period. Early in the fund’s fiscal year, the March to mid June time frame, the S&P 500 Index suffered losses as concerns about Europe and the effect of its debt crisis would have on global economic growth. The market eventually shook off those concerns as job growth in the U.S. exceeded tepid expectations and other feared consequences did not materialize. However, the U.S. elections loomed for the markets as uncertainty about outcome shook investor confidence. The President won re-election easily, but congress remained virtually identical with a split of the two chambers of congress; initially the market reacted negatively to the “gridlock” and the loom of the “fiscal cliff”. Subsequently, the market has been grinding steadily higher, with the S&P 500 Index recently hitting all time highs.

What factors affected the Fund’s equity portfolio performance during its fiscal year?

¢	The fund was most affected by the general trend of defensive stocks outperforming more cyclical stocks. Generally, when the market is up, in the bull market moves of stocks, more economically sensitive names outperform. This was not the case in this rally, as the over-weightings that the fund held in Industrials, Energy, Materials and Technology did not go up as much as names in sectors such as Consumer Staples, Utilities and Health Care. It was a combination of under-performance of the sectors the fund was most invested in, exacerbated by difficult stock selection in those more volatile sectors that lead to the shortfall versus the S&P 500 Index. The so called defensive stocks have now outstripped the performance of cyclical stocks by such a wide margin, looked at historically, it seems very likely that this trend is reversing. The recent performance of the fund is encouraging.

How did the fixed income market perform during the Fund’s fiscal year?

¢	Most spread sectors outperformed U.S. Treasuries during the fiscal year as the overall economic picture remains supportive of fixed income spread sectors as economic growth is still expected to be positive, but subdued enough to likely keep inflation at low levels and keep the Federal Reserve from raising short term interest rates in the immediate future. Spread sectors were also supported by positive credit fundamentals, an overall improvement in the U.S. macroeconomic environment, continued demand for spread product, and the Fed’s announcement of QE3 late in the 3rd quarter of 2012.

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

5

VIRTUS BALANCED FUND (Continued)

¢	Despite the rally, there were periods of volatility during the fiscal year as headwinds still exist. During this time various factors including uncertainty surrounding the impact of presidential elections and the looming fiscal cliff resulted in periods of weakness. Despite resolution to these issues uncertainty remains surrounding the debt crisis in Europe and overall global growth concerns loom. Adding to investor concerns is a lack of clarity domestically in the U.S. regarding the debt ceiling/ sequestration negotiations and fears of a slowing economy.

¢	Over the last 12 months yields declined across the U.S. Treasury curve and the curve flattened.

What factors affected the Fund’s fixed income performance during its fiscal year?

¢	The outperformance of fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s strong performance for the year.

¢	Among fixed income sectors the Fund’s allocation to corporate high yield securities and high yield loans and corporate high quality securities were significant positive contributors to performance for the fiscal year.

¢	Our higher quality bias in corporate high yield detracted from performance as lower quality outperformed.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Asset Allocations

The following table presents the portfolio holdings within certain sectors as a percentage of total investments at March 31, 2013.
Common Stocks		60%
Financials	11%
Industrials	10%
Information Technology	9%
Energy	9%
All Other Sectors in Common Stocks	21%
Corporate Bonds and Notes		20%
Mortgage-Backed Securities		11%
Other (includes short-term investments)		9%

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

6

Average Annual Total Returns[1] for periods ended 3/31/13

	1 Year	5 Years	10 Years	Inception to 3/31/13		Inception Date
Class A shares at NAV [2]	6.77%	5.24%	6.60%	—		—
Class A shares at POP [3,4]	0.63	4.00	5.97	—		—
Class B shares at NAV [2]	5.99	4.47	5.82	—		—
Class B shares with CDSC [4]	1.99	4.47	5.82	—		—
Class C shares at NAV [2] and with CDSC [4]	5.95	4.46	—	4.51%		4/19/05
S&P 500® Index	13.96	5.81	8.53	6.18	[5]	—
Barclays U.S. Aggregate Bond Index	3.78	5.47	5.02	5.34	[5]	—
Composite Index for Balanced Fund	9.95	6.13	7.41	6.17	[5]	—

Fund Expense Ratios6: A Shares: Gross and Net 1.12%; B Shares: Gross and Net 1.87%; C Shares: Gross and Net 1.87%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five-year period. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares, are 1% in the first year and 0% thereafter.
[5]	The index returns are from Class C shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/12, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios.

Growth of $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2003, for Class A and Class B shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see Key Investment Terms on page 4.

7

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

($ reported in thousands)

	PAR VALUE		VALUE

U.S. GOVERNMENT SECURITIES—0.1%
U.S. Treasury Note 2.000%, 2/15/23	$900		$912
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $900)			912
MUNICIPAL BONDS—0.1%
Georgia—0.1%
Rockdale County Water & Sewerage Authority 3.060%, 7/1/24	600		606
New Jersey—0.0%
New Jersey Turnpike Authority Taxable Series B Prerefunded 1/1/15 @ 100 (AMBAC Insured) 4.252%, 1/1/16	5		6
TOTAL MUNICIPAL BONDS (Identified Cost $605)			612
FOREIGN GOVERNMENT SECURITIES—2.7%
Bolivarian Republic of Venezuela RegS 12.750%, 8/23/22(5)	545		638
Commonwealth of Australia Series 118, 6.500%, 5/15/13	570	AUD	596
New South Wales Treasury Corp., 5.500%, 3/1/17	545	AUD	612
Commonwealth of Canada 2.000%, 3/1/14	605	CAD	601
Commonwealth of New Zealand Series 413, 6.500%, 4/15/13	725	NZD	608
Series 415, 6.000%, 4/15/15	275	NZD	246
Federation of Russia 144A 7.850%, 3/10/18(4)	35,000	RUR	1,201
Series 6207 8.150%, 2/3/27	22,560	RUR	783
Federative Republic of Brazil 8.500%, 1/5/24	1,050	BRL	553

	PAR VALUE		VALUE

FOREIGN GOVERNMENT SECURITIES (continued)
Hellenic Republic 2.000%, 2/24/27	425	EUR	$219
Kingdom of Morocco 144A 4.250%, 12/11/22(4)	$600		612
Kingdom of Norway Series 470, 6.500%, 5/15/13	4,830	NOK	831
0.000%, 12/18/13	2,635	NOK	446
Republic of Colombia 4.375%, 3/21/23	1,085,000	COP	614
Republic of Croatia 144A 6.375%, 3/24/21(4)	625		672
Republic of Indonesia 5.625%, 5/15/23	3,328,000	IDR	341
Republic of Mongolia 144A 5.125%, 12/5/22(4)	410		384
Republic of Peru 144A 7.840%, 8/12/20(4)	1,265	PEN	615
Republic of Philippines 4.950%, 1/15/21	13,000	PHP	365
Republic of Portugal 4.950%, 10/25/23	290	EUR	334
Republic of Serbia 144A 5.250%, 11/21/17(4)	200		207
Republic of Slovenia 144A 5.500%, 10/26/22(4)	600		574
Republic of Turkey Series 5YR 9.000%, 3/8/17	1,940	TRY	1,166
Republic of Uruguay 4.375%, 12/15/28	10,817	UYU(12)	716
United Mexican States Series M, 6.000%, 6/18/15	15,440	MXN	1,296
4.750%, 3/8/44	905	MXN	939
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $16,183)			16,169
MORTGAGE-BACKED SECURITIES—10.6%
Agency—4.5%
FHLMC
6.500%, 4/1/31	3,172		3,634
7.000%, 1/1/33	430		503
5.000%, 7/1/35	612		674
5.000%, 12/1/35	1,342		1,510

See Notes to Financial Statements

8

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE

Agency (continued)
FNMA
6.000%, 5/1/17	$45	$49
4.000%, 7/1/19	26	28
6.000%, 12/1/32	127	140
6.000%, 11/1/34	1,276	1,417
5.500%, 4/1/36	29	32
5.500%, 9/1/36	578	632
6.500%, 5/1/37	1,158	1,292
6.000%, 6/1/37	886	986
6.000%, 9/1/37	22	24
6.000%, 1/1/38	35	39
5.000%, 2/1/38	447	503
6.000%, 2/1/38	36	40
5.000%, 3/1/38	436	481
5.000%, 3/1/38	473	518
6.000%, 3/1/38	161	179
5.000%, 4/1/38	1,038	1,174
5.500%, 4/1/38	308	341
5.500%, 6/1/38	637	714
6.000%, 7/1/38	409	449
6.000%, 8/1/38	92	103
6.000%, 8/1/38	196	215
5.000%, 6/1/39	2,015	2,242
6.000%, 8/1/39	2,212	2,440
5.000%, 9/1/39	559	613
5.500%, 9/1/39	3,462	3,790
4.500%, 9/1/40	1,013	1,136
3.500%, 8/1/42	1,321	1,400

		27,298

Non-Agency—6.1%
American General Mortgage Loan Trust 10-1A, A1, 144A 5.150%, 3/25/58(3)(4)	566	582
Banc of America (Merrill Lynch) Commercial Mortgage, Inc. 05-2, B 5.114%, 7/10/43(3)	1,000	1,068
Banc of America Funding Corp. 04-B, 2A1 5.468%, 11/20/34(3)	437	439
Banc of America Mortgage Securities, Inc. 05-3, 1A15 5.500%, 4/25/35	600	630

	PAR VALUE	VALUE

Non-Agency (continued)
Bayview Commercial Asset Trust 08-1, A2A 144A 1.204%, 1/25/38(3)(4)	$649	$641
BCAP LLC Trust 06-RR1, PE 5.000%, 11/25/36(3)	1,200	1,238
Bear Stearns Commercial Mortgage Securities, Inc.
06-PW13, AM 5.582%, 9/11/41(3)	500	561
07-T28, A3 5.793%, 9/11/42	1,280	1,316
Citigroup – Deutsche Bank Commercial Mortgage Trust 06-CD2, A3 5.368%, 1/15/46(3)	2,080	2,183
Commercial Mortgage Pass-Through Certificates 07-C9, A4 5.800%, 12/10/49(3)	830	973
Countrywide Home Loan Mortgage Pass-Through-Trust 04-6, 1A2 2.983%, 5/25/34(3)	1,058	1,044
Extended Stay America Trust 13-ESH7, A27144A 2.958%, 12/5/31(4)	600	607
Goldman Sachs Mortgage Securities Corp. II 07-GG10, A4 5.787%, 8/10/45(3)	2,050	2,346
Greenwich Capital Commercial Funding Corp. 07-GG9, A4 5.444%, 3/10/39	1,175	1,340
JPMorgan Chase Commercial Mortgage Securities Corp.
10-CNTR, A1, 144A 3.300%, 8/5/32(4)	883	943
10-CNTR, A2, 144A 4.311%, 8/5/32(4)	115	127
06-LDP7, AM 5.871%, 4/15/45(3)	1,000	1,133
JPMorgan Chase Mortgage Trust 04-A4, 2A1 2.654%, 9/25/34(3)	973	994

See Notes to Financial Statements

9

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE

Non-Agency (continued)
Lehman Brothers – UBS Commercial Mortgage Trust 07-C7, A3 5.866%, 9/15/45(3)	$1,970	$2,268
Morgan Stanley Capital I Trust
07-T27, A4 5.651%, 6/11/42(3)	1,270	1,486
05-IQ10, A4B 5.284%, 9/15/42(3)	1,450	1,597
08-T29, A4 6.275%, 1/11/43(3)	1,805	2,179
07-IQ14, AM 5.663%, 4/15/49(3)	431	454
07-IQ14, A4 5.692%, 4/15/49(3)	900	1,030
Motel 6 Trust 12-MTLB, D 144A 3.781%, 10/5/25(4)	600	599
Reperforming Loan REMIC Trust 03-R4, 2A 144A 6.500%, 1/25/34(3)(4)	568	588
SMA Issuer I LLC 12-LV1, A 144A 3.500%, 8/20/25(4)	372	373
Springleaf Mortgage Loan Trust 12-3A, A 144A 1.570%, 12/25/59(3)(4)	1,083	1,087
Structured Adjustable Rate Mortgage Loan Trust 04-18, 1A2 2.730%, 12/25/34(3)	695	623
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 03-14, 3A1 5.493%, 5/25/33(3)	897	918
Wachovia Bank Commercial Mortgage Trust
07-C30, A5 5.342%, 12/15/43	1,550	1,754
07-C33, A4 5.926%, 2/15/49(3)	2,050	2,351

	PAR VALUE	VALUE

Non-Agency (continued)
Washington Mutual Mortgage Pass-Through Certificates 03-S11, 3A5 5.950%, 11/25/33	$963	$1,020

		36,492
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $61,670)		63,790
ASSET-BACKED SECURITIES—2.0%
AmeriCredit Automobile Receivables Trust 12-3, C 2.420%, 5/8/18	1,035	1,065
Avis Budget Rental Car Funding (AESOP) LLC
11-3A, A, 144A 3.410%, 11/20/17(4)	1,195	1,275
12-3A, A, 144A 2.100%, 3/20/19(4)	840	858
Centre Point Funding LLC 12-2A, 1, 144A 2.610%, 8/20/21(4)	1,119	1,134
Countrywide Asset-Backed Certificates 05-1, AF5A 5.497%, 7/25/35(3)	632	619
Drug Royalty Corp., Inc. 12-1, A2 144A 4.474%, 1/15/25(4)	342	343
Fairway Outdoor Funding LLC 12-1A, A2, 144A 4.212%, 10/15/42(4)	357	375
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	676	683
Santander Drive Auto Receivables Trust
12-2, D 3.870%, 2/15/18	1,200	1,263
12-3, C 3.010%, 4/16/18	1,180	1,225
2.270%, 1/15/19	480	480
Sierra Receivables Funding Co. LLC 12-3A, A, 144A 1.870%, 8/20/29(4)	970	977

See Notes to Financial Statements

10

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE

ASSET-BACKED SECURITIES (continued)
Silverleaf Finance XV LLC 12-D, A, 144A 3.000%, 3/17/25(4)	$508	$515
Tidewater Auto Receivables Trust 12-AA, B, 144A 2.430%, 4/15/19(4)	475	474
Westgate Resorts LLC 12-2A, A 144A 3.000%, 1/20/25(4)	639	645
TOTAL ASSET-BACKED SECURITIES (Identified Cost $11,808)		11,931
CORPORATE BONDS AND NOTES—20.1%
Consumer Discretionary—1.5%
American Axle & Manufacturing, Inc. 6.250%, 3/15/21	480	494
Automotores Gildemeister SA 144A 6.750%, 1/15/23(4)	200	211
Boyd Gaming Corp. 144A 9.000%, 7/1/20(4)	445	465
Brookfield Residential Properties, Inc. 144A 6.500%, 12/15/20(4)	480	516
Claire’s Stores, Inc. 144A 9.000%, 3/15/19(4)	450	511
Clear Channel Communications, Inc. 144A 9.000%, 12/15/19(4)	205	198
HD Supply, Inc. 10.500%, 1/15/21	240	251
Isle of Capri Casinos, Inc. 144A 5.875%, 3/15/21(4)	490	491
Jones Group, Inc. 6.875%, 3/15/19	295	314
Landry’s, Inc. 144A 9.375%, 5/1/20(4)	395	428
MGM Resorts International 144A 6.750%, 10/1/20(4)	500	531
NBC Universal Media LLC 4.375%, 4/1/21	560	630
QVC, Inc. 144A 4.375%, 3/15/23(4)	600	607

	PAR VALUE	VALUE

Consumer Discretionary (continued)
Six Flags Entertainment Corp. 144A 5.250%, 1/15/21(4)	$525	$527
Station Casinos LLC 144A 7.500%, 3/1/21(4)	525	542
Time Warner Cable, Inc.
5.000%, 2/1/20	665	757
4.000%, 9/1/21	470	502
5.500%, 9/1/41	120	124
TRW Automotive, Inc. 144A 4.500%, 3/1/21(4)	160	163
WMG Acquisition Corp. 144A 6.000%, 1/15/21(4)	365	384
Wyndham Worldwide Corp. 3.900%, 3/1/23	595	597

		9,243

Consumer Staples—0.7%
American Rock Salt Co. LLC (American Rock Capital Corp.) 144A 8.250%, 5/1/18(4)	1,245	1,189
Cencosud SA 144A 4.875%, 1/20/23(4)	315	320
Chiquita Brands International, Inc. (Chiquita Brands LLC) 144A 7.875%, 2/1/21(4)	320	336
CVS Pass-Through-Trust 144A 7.507%, 1/10/32(4)	351	455
Flowers Foods, Inc. 4.375%, 4/1/22	600	611
Hawk Acquisition Sub, Inc. 144A 4.250%, 10/15/20(4)	470	471
Reynolds American, Inc. 3.250%, 11/1/22	610	604

		3,986

Energy—2.3%
Breitburn Energy Partners LP (Breitburn Finance Corp.) 7.875%, 4/15/22	390	419
Chesapeake Energy Corp. 5.375%, 6/15/21	490	493

See Notes to Financial Statements

11

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE

Energy (continued)
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	$365	$385
El Paso Pipeline Partners Operating Co. LLC 7.500%, 11/15/40	1,155	1,523
Energy Transfer Partners LP
5.200%, 2/1/22	1,295	1,455
6.500%, 2/1/42	635	727
EPL Oil & Gas, Inc. 144A 8.250%, 2/15/18(4)	625	666
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(4)	250	266
Gazprom OAO (Gaz Capital SA) 144A 3.850%, 2/6/20(4)(7)	960	960
Halcon Resources Corp. 144A 8.875%, 5/15/21(4)	245	265
OGX Austria GmbH 144A 8.500%, 6/1/18(4)	865	679
Pacific Rubiales Energy Corp. 144A 5.125%, 3/28/23(4)	140	142
Petrobras International Finance Co. 5.375%, 1/27/21	875	945
Petroleos de Venezuela SA RegS 8.500%, 11/2/17	680	663
Petroleos Mexicanos 3.500%, 1/30/23(4)	795	793
Petropower I Funding Trust 144A 7.360%, 2/15/14(4)(6)	271	273
Phillips 66
4.300%, 4/1/22	1,065	1,170
5.875%, 5/1/42	575	676
Rowan Cos., Inc. 4.875%, 6/1/22	555	604
Weatherford International Ltd. 4.500%, 4/15/22	540	557
Williams Cos., Inc. (The) 3.700%, 1/15/23	450	447

		14,108

	PAR VALUE		VALUE

Financials—9.1%
Aircastle Ltd.
6.250%, 12/1/19	$500		$549
7.625%, 4/15/20	435		506
Air Lease Corp. 4.750%, 3/1/20	480		492
Akbank TAS
144A 3.875, 10/24/17(4)	780		795
144A 7.500%, 2/5/18(4)	845	TRY	460
Alfa Bank OJSC (Alfa Bond Issuance plc) RegS 7.875%, 9/25/17(5)(7)	545		617
ALROSA Finance SA 144A 7.750%, 11/3/20(4)	525		617
AvalonBay Communities, Inc. 2.950%, 9/15/22	755		743
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 144A 5.500%, 4/1/23(4)	585		586
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(4)	600		594
Banco Santander Brasil SA 144A 8.000%, 3/18/16(4)	300	BRL	150
Banco Santander Chile 144A 3.875%, 9/20/22(4)	900		909
Banco Votorantim SA 144A 7.375%, 1/21/20(4)	650		734
Bancolombia SA 5.125%, 9/11/22	580		583
Bank of America Corp.
5.750%, 8/15/16	1,155		1,288
5.625%, 7/1/20	715		835
Bank of India 144A 3.625%, 9/21/18(4)	605		607
Barclays Bank plc 144A 6.050%, 12/4/17(4)	555		619
Capital One Financial Corp. 6.150%, 9/1/16	1,005		1,155
Carlyle Holdings Finance LLC 144A 3.875%, 2/1/23(4)	605		620
Citigroup, Inc. 4.050%, 7/30/22	1,700		1,757
Developers Diversified Realty Corp. 7.875%, 9/1/20	750		955

See Notes to Financial Statements

12

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE

Financials (continued)
Development Bank of Kazakhstan JSC 144A 4.125%, 12/10/22(4)	$640	$619
Digital Realty Trust LP 5.250%, 3/15/21	1,100	1,220
ESAL GmbH 144A 6.250%, 2/5/23(4)	490	495
Ford Motor Credit Co. LLC 5.750%, 2/1/21	535	608
General Electric Capital Corp. 4.650%, 10/17/21	475	532
General Motors Financial Co., Inc. 144A 4.750%, 8/15/17(4)	490	512
GFI Group, Inc. 9.625%, 7/19/18	660	625
Goldman Sachs Group, Inc. (The)
6.000%, 6/15/20	595	703
5.750%, 1/24/22	875	1,018
HCP, Inc. 2.625%, 2/1/20	700	705
Hexion U.S. Finance Corp.
6.625%, 4/15/20	150	151
144A 6.625%, 4/15/20(4)	450	453
Hexion U.S. Finance Corp./ Hexion Nova Scotia Finance ULC 144A 8.875%, 2/1/18(4)	600	624
Highwoods Realty LP 3.625%, 1/15/23	595	588
Hutchison Whampoa International Ltd. Series 12 144A 6.000%(3)(4)(9)(10)	680	726
Intelsat Jackson Holdings SA 144A 6.625%, 12/15/22(4)	395	420
International Lease Finance Corp.
3.875%, 4/15/18	240	240
6.250%, 5/15/19	550	605
Intesa Sanpaolo SpA 3.125%, 1/15/16	480	469
Itau Unibanco Holding SA 144A 5.125%, 5/13/23(4)	660	672
Jefferies Group LLC 5.125%, 1/20/23	145	154

	PAR VALUE	VALUE

Financials (continued)
JPMorgan Chase & Co.
6.125%, 6/27/17	$1,225	$1,438
4.400%, 7/22/20	620	688
3.250%, 9/23/22	1,655	1,654
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(4)	480	562
Kazkommertsbank JSC RegS 8.000%, 11/3/15(5)	255	256
KeyCorp 5.100%, 3/24/21	715	833
Korea Finance Corp. 4.625%, 11/16/21	430	483
Legg Mason, Inc. 5.500%, 5/21/19	535	581
Lincoln National Corp. 4.200%, 3/15/22	915	994
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(4)	34	38
Macquarie Group Ltd. 144A 6.250%, 1/14/21(4)	490	545
Morgan Stanley
5.550%, 4/27/17	570	645
5.500%, 7/28/21	580	665
6.375%, 7/24/42	610	734
Nordea Bank AB 144A 4.250%, 9/21/22(4)	600	614
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(4)(7)	635	629
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(4)(7)	595	593
PKO Finance AB 144A 4.630%, 9/26/22(4)(7)	575	596
Post Apartment Homes LP 3.375%, 12/1/22	445	450
Prudential Financial, Inc.
5.200%(3)(9)(10)	1,185	1,190
5.875%, 9/15/42(3)(10)	330	351
QGOG Constellation SA 144A 6.250%, 11/9/19(4)	480	508
Regions Financial Corp. 4.875%, 4/26/13	755	756
Rent-A-Center, Inc. 6.625%, 11/15/20	635	686

See Notes to Financial Statements

13

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE

Financials (continued)
Rosneft Oil Co. (Rosneft International Finance Ltd.) 144A 4.199%, 3/6/22 (4)(7)	$200	$198
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 5.298%, 12/27/17(4)	500	530
Santander Holdings USA, Inc. 3.000%, 9/24/15	660	677
Sberbank of Russia (Sberbank CapItal SA)
144A 4.950%, 2/7/17(4)(7)	435	463
144A 5.125%, 10/29/22(4)(7)	715	714
SLM Corp. 7.250%, 1/25/22	440	492
Sumitomo Mitsui Banking Corp. 3.000%, 1/18/23	610	610
TMK OAO (TMK Capital SA) 144A 6.750%, 4/3/20(4)(7)	485	478
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(4)	665	692
Turkiye Is Bankasi 144A 3.875%, 11/7/17(4)	720	731
UBS AG 7.625%, 8/17/22	500	559
UPCB Finance VI Ltd. 144A 6.875%, 1/15/22(4)	360	393
Ventas Realty LP (Ventas Capital Corp.)
4.250%, 3/1/22	310	333
3.250%, 8/15/22	280	279
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(4)(7)	910	974
Wells Fargo & Co. 3.450%, 2/13/23	1,150	1,159
Yapi Ve Kredi Bankasi AS 144A 4.000%, 1/22/20(4)	600	593

		54,674

Health Care—0.8%
Boston Scientific Corp. 6.000%, 1/15/20	525	615

	PAR VALUE	VALUE

Health Care (continued)
Cardinal Health, Inc. 3.200%, 3/15/23	$300	$299
Gilead Sciences, Inc. 4.400%, 12/1/21	565	636
HCA, Inc. 6.500%, 2/15/20	720	814
inVentiv Health, Inc. 144A 9.000%, 1/15/18(4)	240	253
Mylan, Inc. 144A 3.125%, 1/15/23(4)	730	719
Tenet Healthcare Corp. 144A 4.500%, 4/1/21(4)	180	177
VPI Escrow Corp. 144A 6.375%, 10/15/20(4)	450	477
Watson Pharmaceuticals, Inc. 3.250%, 10/1/22	640	649

		4,639

Industrials—2.3%
America West Airlines, Inc. Pass-Through-Trust Series 00-1, G 8.057%, 7/2/20	528	589
American Airlines Pass-Through-Trust 13-1, A 144A 4.000%, 7/15/25(4)	485	493
Automotores Gildemeister SA 144A 8.250%, 5/24/21(4)	400	447
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(4)	485	489
Bombardier, Inc. 144A 6.125%, 1/15/23(4)	485	506
Carpenter Technology Corp. 4.450%, 3/1/23	560	576
CHC Helicopter SA 9.250%, 10/15/20	360	385
Continental Airlines Pass-Through-Trust
97-4, A 6.900%, 1/2/18	598	649
99-1, A 6.545%, 2/2/19	965	1,066
00-1, A-1 8.048%, 11/1/20	1,043	1,209
Delta Air Lines Pass-Through-Trust 12-1A, 1A 4.750%, 5/7/20	760	823

See Notes to Financial Statements

14

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE

Industrials (continued)
Gulfmark Offshore, Inc. 6.375%, 3/15/22	$465	$486
Iron Mountain, Inc. 5.750%, 8/15/24	445	447
NCL Corp. Ltd. 144A 5.000%, 2/15/18(4)	40	41
Norfolk Southern Corp. 144A 2.903%, 2/15/23(4)	600	601
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	825	874
Rexel SA 144A 5.250%, 6/15/20(4)	485	493
Sappi Papier Holding GmbH 144A 7.750%, 7/15/17(4)	365	405
ServiceMaster Co. 144A 7.000%, 8/15/20(4)	480	499
Spirit Aerosystems, Inc. 6.750%, 12/15/20	455	488
Sydney Airport Finance Co. Ltd. 144A 3.900%, 3/22/23(4)	685	696
U.S. Airways Pass-Through-Trust 11-1 A 7.125%, 10/22/23	1,038	1,191
Zoetis, Inc. 144A 3.250%, 2/1/23(4)	350	355

		13,808

Information Technology—0.6%
Ceridian Corp. 144A 11.000%, 3/15/21(4)	15	16
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22	625	636
EarthLink, Inc. 8.875%, 5/15/19	360	365
First Data Corp.
11.250%, 3/31/16	360	364
144A 6.750%, 11/1/20(4)	600	628
144A 11.250%, 1/15/21(4)	505	528
Igloo Holdings Corp. PIK Interset Capitalization 144A 8.250%, 12/15/17(4)	105	108

	PAR VALUE	VALUE

Information Technology (continued)
SunGard Data Systems, Inc. 144A 6.625%, 11/1/19(4)	$105	$109
WPP Finance 2010 3.625%, 9/7/22	315	314
Xerox Corp. 4.500%, 5/15/21	730	781

		3,849

Materials—1.3%
Alpek SA de CV 144A 4.500%, 11/20/22(4)	845	877
Calumet Specialty Products Partners LP (Calumet Finance Corp.) 144A 9.625%, 8/1/20(4)	360	408
Cemex SAB de CV 144A 9.500%, 6/15/18(4)	445	519
Eldorado Gold Corp. 144A 6.125%, 12/15/20(4)	210	219
EuroChem Mineral & Chemical Co. OJSC (EuroChem GI Ltd.) 144A 5.125%, 12/12/17(4)(7)	585	597
Ineos Finance plc 144A 8.375%, 2/15/19(4)	365	405
NewMarket Corp. 144A 4.100%, 12/15/22(4)	649	661
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(4)	680	700
PTT Global Chemical plc RegS 4.250%, 9/19/22(5)	475	496
Sealed Air Corp. 144A 6.500%, 12/1/20(4)	140	154
Tenedora Nemak SA de CV 144A 5.500%, 2/28/23(4)	475	482
Tronox Finance LLC 144A 6.375%, 8/15/20(4)	355	346
United States Steel Corp. 6.875%, 4/1/21	605	625
Vale Overseas Ltd. 4.375%, 1/11/22	580	595

See Notes to Financial Statements

15

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	PAR VALUE		VALUE

Materials (continued)
Vedanta Resources plc 144A 9.500%, 7/18/18(4)	$480		$566

			7,650

Telecommunication Services—1.2%
America Movil SAB de CV Series 12 6.450%, 12/5/22	3,000	MXN	255
AT&T, Inc. 3.875%, 8/15/21	1,185		1,282
CenturyLink, Inc. Series S, 6.450%, 6/15/21	850		903
Cincinnati Bell, Inc. 8.375%, 10/15/20	485		507
Crown Castle Towers LLC 144A 4.883%, 8/15/20(4)	1,200		1,382
Frontier Communications Corp. 7.125%, 1/15/23	480		488
Koninklijke KPN NV 144A 7.000%, 3/28/73(3)(4)(10)	485		480
Level 3 Financing, Inc. 144A 7.000%, 6/1/20(4)	355		373
Sprint Nextel Corp. 6.000%, 11/15/22	640		661
Windstream Corp. 7.750%, 10/15/20	720		785

			7,116

Utilities—0.3%
Abu Dhabi National Energy Co. 144A 2.500%, 1/12/18(4)	600		603
Centrais Eletricas Brasileiras SA RegS 5.750%, 10/27/21(5)	445		475
Electricite de France SA 144A 5.250%(3)(4)(9)	610		607
NRG Energy, Inc. 7.625%, 5/15/19	440		477

			2,162
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $117,643)			121,235

	PAR VALUE	VALUE

CONVERTIBLE BONDS—0.2%
General Electric Capital Corp. Series A 7.125%(3)(9)	$1,100	$1,280
TOTAL CONVERTIBLE BONDS (Identified Cost $1,100)		1,280
LOAN AGREEMENTS(3)—3.4%
Consumer Discretionary—0.6%
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B-6, 5.456%, 1/28/18	423	393
Chrysler Group LLC (Chrysler Group Co-Issuer, Inc.) Tranche B, 6.000%, 5/24/17	339	346
Clear Channel Communications, Inc. Tranche B, 3.850%, 1/29/16	265	236
EB Sports Corp. 11.500%, 12/31/15	370	370
Federal – Mogul Corp.
Tranche B, 2.138%, 12/29/14	344	323
Tranche C, 2.138%, 12/28/15	176	165
Hostess Brands, Inc. 0.000%, 3/21/20(11)	406	416
Hubbard Radio LLC First Lien, 4.500%, 4/28/17	83	84
Leslie’s Poolmart, Inc. Tranche B 4.625%, 10/16/19	358	364
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	475	486
Tribune Co. 4.000%, 12/31/19	160	161
Zuffa LLC 5.750%, 2/25/20	317	322

		3,666

See Notes to Financial Statements

16

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Staples—0.2%
AdvancePierre Foods, Inc. Second Lien, 9.500%, 10/10/17	$470	$487
Crossmark Holdings, Inc. First Lien 4.500%, 12/20/19	295	296
Rite Aid Corp. Tranche1, Second Lien 5.750%, 8/21/20	31	32
SuperValu, Inc. 8.000%, 3/21/19	279	284

		1,099

Energy—0.1%
Frac Tech International LLC 8.500%, 5/6/16	485	461
Saxon Enterprises LLC 0.000%, 2/15/19(11)	404	407

		868

Financials—0.3%
iStar Financial, Inc. 5.750%, 10/15/17	444	448
Nuveen Investments, Inc. Second Lien, 8.250%, 2/28/19	485	495
Walter Investment Management Corp. Tranche B, 5.750%, 11/28/17	532	543

		1,486

Health Care—0.3%
Ardent Medical Services, Inc.
First Lien 7.250%, 7/2/18	156	159
Second Lien 7.250%, 1/2/19	173	177
Aveta, Inc. (MMM Holdings, Inc.) 9.750%, 12/12/17	154	155
InVentiv Health, Inc. (Ventive Health, Inc.) 7.500%, 8/4/16	240	239
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	112	113

	PAR VALUE	VALUE

Health Care (continued)
Pharmaceutical Research Associates, Inc. First Lien 6.500%, 12/10/17	$470	$479
Research, Inc. 0.000%, 7/12/18(11)	180	182
United Surgical Partners International, Inc. Tranche B, 6.000%, 4/3/19	181	182

		1,686

Industrials—0.7%
Alliance Laundry Systems LLC
First Lien 5.500%, 12/10/18	716	723
Second Lien, 5.500%, 12/10/19	54	56
Aluma Systems, Inc. (Brand Energy & Infrastructure) Tranche-1 6.250%, 10/23/18	68	69
AWAS Finance Luxemborg S.A. 4.750%, 7/16/18	175	177
Brand Energy & Infrastructure Services, Inc. (FR Brand Acquisition Corp.)
Tranche B-1 First Lien, 6.250%, 10/23/18	285	288
Tranche B-1 First Lien, 6.250%, 10/23/19	240	240
Ceridian Corp. Extended, 0.000%, 5/9/17(11)	474	483
CHG Buyer Corp. Second Lien, 9.000%, 11/19/20	114	117
Commercial Barge Line Co. 0.000%, 9/22/19(11)	610	613
Hawker Beechcraft Acquisition Company LLC 0.000%, 2/14/20(11)	480	481
McJunkin Red Man Corp. 6.250%, 11/8/19	348	354
Navistar, Inc. Tranche B, 7.000%, 8/17/17	474	480

See Notes to Financial Statements

17

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE

Industrials (continued)
SESAC Holding Co. II LLC 6.000%, 2/7/19	$216	$219

		4,300

Information Technology—0.6%
Alcatel-Lucent U.S.A., Inc.
6.250%, 8/1/16	36	37
Tranche C, 7.250%, 1/30/19	508	516
Blue Coat Systems, Inc. 5.750%, 2/15/18	597	603
CCC Information Services Group, Inc. Tranche B 3.853%, 12/20/19	203	206
EZE Castle Software, Inc. 0.000%, 3/31/19(11)	37	38
Go Daddy Operating Co. LLC
0.000%, 10/31/14(11)	365	371
Tranche B-1 5.500%, 12/17/18	497	501
IPC Systems, Inc. Tranche C First Lien, 7.750%, 7/31/17	368	366
Ipreo Holdings LLC
Tranche B-2 6.500%, 8/7/17	349	353
Tranche B-3 6.500%, 8/7/17	95	96
Riverbed Technology, Inc. 4.000%, 12/18/19	138	140
RP Crown Parent LLC First Lien 6.750%, 12/21/18	114	116
SCS Holdings I, Inc. (Sirius Computer Solutions, Inc.) 8.000%, 12/7/18	246	250
Spansion LLC 5.250%, 12/13/18	151	153
Wall Street Systems Holdings, Inc. Second Lien, 9.250%, 10/25/20	242	245

		3,991

	PAR VALUE	VALUE

Materials—0.5%
Ameriforge Group, Inc.
First Lien 6.000%, 12/19/19	$120	$121
Second Lien 9.750%, 12/21/20	80	82
Essar Steel Algoma, Inc. (Algoma Steel, Inc.) 8.750%, 9/19/14	473	483
Flash Dutch 2 B.V. & U.S Coatings Acquisition, Inc. 0.000%, 2/1/20(11)	80	81
Fortescue Metals Group Ltd. 0.000%, 10/18/17(11)	637	646
Houghton International, Inc.
First Lien 10.500%, 12/20/19	489	497
Second Lien, 10.500%, 12/21/20	240	244
Kronos, Inc.
First Lien, 5.500%, 10/30/19	86	87
Second Lien, 5.500%, 4/30/20	245	257
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	349	355
Tronox, Inc. 0.000%, 3/19/20(11)	130	132

		2,985

Telecommunication Services—0.1%
Integra Telecom Holdings, Inc. 6.000%, 2/22/19	360	366
TOTAL LOAN AGREEMENTS (Identified Cost $20,145)		20,447

	SHARES
PREFERRED STOCK—0.4%
Financials—0.4%
Citigroup Capital XIII 7.875%,(3)(10)	19,600	560
JPMorgan Chase & Co. Series 1 7.90%(3)	481,000	553

See Notes to Financial Statements

18

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	SHARES	VALUE
Financials (continued)
Wells Fargo & Co. Series K 7.98%(3)	520,000	$600
Zions Bancorp, Series C, ADR 9.500%	22,885	592
TOTAL PREFERRED STOCK (Identified Cost $2,174)		2,305

COMMON STOCKS—59.5%
Consumer Discretionary—7.0%
Amazon.com, Inc.(2)	9,900	2,638
Anheuser-Busch InBev Sponsored ADR	31,450	3,131
AutoZone, Inc.(2)	10,100	4,007
BMW Unsponsered ADR	97,050	2,800
Coach, Inc.	78,000	3,899
Comcast Corp. Class A(8)	126,000	5,293
DR Horton, Inc.	205,000	4,982
Ford Motor Co.	393,000	5,168
Goodyear Tire & Rubber Co. (The)(2)	286,000	3,606
Itouchu Corp. Unsponsored ADR	102,150	2,502
Swatch Group AG / The	86,800	2,542
Tata Motors Ltd. Sponsored ADR	79,750	1,947

		42,515

Consumer Staples—2.7%
Altria Group, Inc.	152,000	5,227
Compass Group plc – ADR	228,600	2,928
PepsiCo, Inc.	69,000	5,459
Tesco plc Sponsored ADR	140,600	2,456

		16,070

Energy—8.4%
Chevron Corp.	44,000	5,228
China Petroleum & Chemical Corp. ADR	25,200	2,946
ConocoPhillips	41,000	2,464
Continental Resources, Inc.(2)	61,000	5,303
Schlumberger Ltd.	63,000	4,718
Tesoro Corp.	89,000	5,211
Transocean Ltd.	48,200	2,504
Tullow Oil plc ADR	255,700	2,404
Valero Energy Corp.	109,000	4,958

	SHARES	VALUE
Whiting Petroleum Corp.(2)	108,000	$5,491
Williams Cos., Inc. (The)	149,000	5,582
WPX Energy, Inc.(2)	237,000	3,797

		50,606

Financials—10.8%
Aflac, Inc.	103,000	5,358
Aviva plc Sponsored ADR	248,350	2,265

Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	278,200	2,440
Barclays plc Sponsored ADR	175,800	3,122
BB&T Corp.	206,000	6,466
BlackRock, Inc.	21,200	5,446
BNP Paribas ADR	104,900	2,716
Credicorp Ltd. ADR	18,950	3,147
DBS Group Holdings, Sponsored ADR	59,700	3,096
Goldman Sachs Group, Inc. (The)	33,000	4,856
Industrial & Commercial Bank of China Ltd. ADR	195,650	2,747
Intesa Sanpaolo Sponsored ADR	138,550	1,226
JPMorgan Chase & Co.	160,000	7,594
Lincoln National Corp.	155,000	5,054
Prudential plc ADR	92,150	2,982
U.S. Bancorp	191,000	6,481

		64,996

Health Care—5.7%
Abbott Laboratories	148,000	5,227
Astellas Pharma, Inc.	47,950	2,569
Biogen Idec, Inc.(2)	30,000	5,787
Gilead Sciences, Inc.(2)	142,000	6,948
Johnson & Johnson	68,000	5,544
Sanofi ADR	56,550	2,889
UnitedHealth Group, Inc.	94,000	5,378

		34,342

Industrials—10.4%
Alaska Air Group, Inc.(2)	83,000	5,309
Alstom SA ADR	590,950	2,382
Caterpillar, Inc.	58,000	5,044
Cummins, Inc.	54,000	6,254
Deere & Co.	56,000	4,815
Dover Corp.	72,000	5,247

See Notes to Financial Statements

19

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

	SHARES	VALUE

Industrials (continued)
Fanuc Corp. ADR	110,200	$2,833
Hutchison Whampoa Ltd. ADR	126,350	2,659
Komatsu Ltd. ADR	69,650	1,655
Nidec Corp.	184,300	2,764
Nitto Denko Corp. ADR	79,900	2,398
Parker Hannifin Corp.	56,000	5,128
Robinson (C.H.) Worldwide, Inc.	38,000	2,259
Shin-Etsu Chemical Co. Ltd. ADR	176,500	2,912
Trinity Industries, Inc.	118,000	5,349
Union Pacific Corp.	38,000	5,412

		62,420

Information Technology—9.3%
Apple, Inc.	27,800	12,305
Citrix Systems, Inc.(2)	72,000	5,196
EMC Corp.(2)	217,000	5,184
Google, Inc. Class A(2)	6,300	5,002
MasterCard, Inc. Class A	11,900	6,440
QUALCOMM, Inc.	120,000	8,034
SAP AG ADR	39,600	3,189
VeriSign, Inc.	111,000	5,248
Visa, Inc. Class A(8)	32,000	5,435

		56,033

Materials—3.6%
CF Industries Holdings, Inc.	19,300	3,674
Cliffs Natural Resources, Inc.	218,000	4,144
Freeport-McMoRan Copper & Gold, Inc.	142,000	4,700
Monsanto Co.	38,000	4,014
Rio Tinto plc ADR	53,000	2,495
Syngenta AG ADR	31,600	2,647

		21,674

Telecommunication Services—1.2%
SK Telecom Co., Ltd. ADR	122,750	2,194
Verizon Communications, Inc.	109,000	5,357

		7,551

Utilities—0.4%
Huaneng Power International, Inc. ADR	59,350	2,507

	SHARES	VALUE
TOTAL COMMON STOCKS (Identified Cost $289,061)		$358,714
TOTAL LONG TERM INVESTMENTS—99.1% (Identified Cost $521,289)		597,395

SHORT-TERM INVESTMENTS—1.2%
Money Market Mutual Funds—1.2%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.140%)	6,955,409	$6,955
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $6,955)		6,955
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—100.3% (Identified Cost $528,244)		604,350 (1)

	CONTRACTS
WRITTEN OPTIONS—(0.1)%
CALL OPTIONS—(0.1)%
Comcast Corp., expiring 4/20/13 strike price $41	630	(71)
Visa, Inc., expiring 6/22/13 strike price $165	160	(147)
TOTAL WRITTEN OPTIONS—(0.1)% (Premiums Received $116)		(218)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—100.2% (Identified Cost $528,128)		604,132 (1)
Other assets and liabilities, net—(0.2)%		(1,418)

NET ASSETS—100.0%		$602,714

Abbreviations:

ADR	American Depositary Receipt
AMBAC	American Municipal Bond Assurance Corp.
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
PIK	Payment-in-Kind Security
plc	Public Limited Co.
REMIC	Real Estate Mortgage Investment Conduit

See Notes to Financial Statements

20

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

Foreign Currencies

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	European Currency Unit
IDR	Indonesian Rupiah
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippines Peso
RUR	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2013, see Note 8 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at March 31, 2013.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, these securities amounted to a value of $67,279 or 11.2% of net assets.
(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)	Illiquid security.
(7)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	All or a portion segregated as collateral for written options.
(9)	No contractual maturity date.
(10)	Interest payments may be deferred.
(11)	This loan will settle after March 31, 2013, at which time the interest rate will be determined.
(12)	Principal is adjusted according to local inflation index.

Country Weightings (Unaudited)†
United States	76%
United Kingdom	2
Brazil	1
China	1
Luxembourg	1
Mexico	1
Other	18
Total	100%
† % of total investments as of March 31, 2013

See Notes to Financial Statements

21

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of March 31, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2013	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs
Investments in Securities:
Debt Securities:
Asset-Backed Securities	$11,931	$—	$11,931
Convertible Bonds	1,280	—	1,280
Corporate Bonds and Notes	121,235	—	121,235
Foreign Government Securities	16,169	—	16,169
Loan Agreements	20,447	—	20,447
Mortgage-Backed Securities	63,790	—	63,790
Municipal Bonds	612	—	612
U.S. Government Securities	912	—	912

Equity Securities:
Common Stocks	358,714	358,714	—
Preferred Stock	2,305	592	1,713
Short-Term Investments	6,955	6,955	—
Written Options	(218)	(218)	—

Total	$604,132	$366,043	$238,089

There are no Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

22

VIRTUS BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2013

(Reported in thousands except shares and per share amounts)

	Balanced Fund
Assets
Investment in securities at value(1)	$604,350
Foreign currency at value(2)	48
Cash	352
Receivables
Investment securities sold	2,849
Fund shares sold	10
Dividends and interest receivable	2,550
Prepaid trustee retainer	4
Prepaid expenses	23

Total assets	610,186

Liabilities
Payables
Written options outstanding at value(3)	218
Due to prime broker	—	(4)
Fund shares repurchased	441
Investment securities purchased	6,066
Investment advisory fee	282
Distribution and service fees	155
Administration fee	66
Transfer agent fees and expenses	181
Trustees’ fee and expenses	1
Professional fee	30
Other accrued expenses	32

Total liabilities	7,472

Net Assets	$602,714

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$498,309
Accumulated undistributed net investment income (loss)	123
Accumulated undistributed net realized gain (loss)	28,277
Net unrealized appreciation (depreciation) on investments	76,005

Net Assets	$602,714

Class A
Net asset value (net assets/shares outstanding) per share	$15.35
Maximum offering price per share NAV/(1-5.75%)	$16.29
Shares of beneficial interest outstanding, no par value, unlimited authorization	36,473,828
Net Assets	$559,955
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$15.28
Shares of beneficial interest outstanding, no par value, unlimited authorization	119,254
Net Assets	$1,822
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$15.26
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,682,865
Net Assets	$40,937

(1) Investment in securities at cost	$528,244
(2) Foreign currency at cost	$48
(3) Premiums received	$116

(4) Amount is less than $500.

See Notes to Financial Statements

23

VIRTUS BALANCED FUND

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2013

($ reported in thousands)

Investment Income
Interest	$8,585
Dividends	6,332
Foreign taxes withheld	(5)

Total investment income	14,912

Expenses
Investment advisory fees	3,294
Service fees, Class A	1,391
Distribution and service fees, Class B	21
Distribution and service fees, Class C	403
Administration fees	784
Transfer agent fee and expenses	740
Custodian fees	27
Printing fees and expenses	58
Professional fees	38
Registration fees	51
Trustees’ fee and expenses	28
Miscellaneous expenses	100

Total expenses	6,935

Net investment income (loss)	7,977

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	68,940
Net realized gain (loss) on foreign currency transactions	(3)
Net realized gain (loss) on futures	(466)
Net realized gain (loss) on written options	95
Net change in unrealized appreciation (depreciation) on investments	(37,702)
Net change in unrealized appreciation (depreciation) on foreign currency translation	— (1)
Net change in unrealized appreciation (depreciation) on futures	49
Net change in unrealized appreciation (depreciation) on written options	(221)

Net gain (loss) on investments	30,692

Net increase (decrease) in net assets resulting from operations	$38,669

(1) Amount is less than $500.

See Notes to Financial Statements

24

VIRTUS BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended March 31, 2013	Year Ended March 31, 2012
Increase/(decrease) in net assets
From operations
Net investment income (loss)	$7,977	$9,251
Net realized gain (loss)	68,566	28,955
Net change in unrealized appreciation (depreciation)	(37,874)	(5,352)

Increase (decrease) in net assets resulting from operations	38,669	32,854

From distributions to shareholders
Net investment income, Class A	(7,790)	(8,804)
Net investment income, Class B	(13)	(23)
Net investment income, Class C	(271)	(338)

Decrease in net assets from distributions to shareholders	(8,074)	(9,165)

From share transactions:
Sale of shares
Class A (1,184 and 447 shares, respectively)	17,258	6,118
Class B (6 and 3 shares, respectively)	88	38
Class C (170 and 77 shares, respectively)	2,462	1,050

Reinvestment of distributions
Class A (476 and 586 shares, respectively)	7,050	7,850
Class B (1 and 2 shares, respectively)	12	21
Class C (16 and 21 shares, respectively)	234	283

Shares repurchased
Class A (4,451 and 4,980 shares, respectively)	(65,345)	(68,292)
Class B (52 and 87 shares, respectively)	(765)	(1,189)
Class C (317 and 452 shares, respectively)	(4,615)	(6,156)

Increase (decrease) in net assets from share transactions	(43,621)	(60,277)

Net increase (decrease) in net assets	(13,026)	(36,588)

Net Assets
Beginning of period	615,740	652,328

End of period	$602,714	$615,740

Accumulated undistributed net investment income (loss) at end of period	$123	$232

See Notes to Financial Statements

25

VIRTUS BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000's)	Ratio of Net Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class A
4/1/12 to 3/31/13	$14.58	0.20	0.78	0.98	(0.21)	—	(0.21)	0.77	$15.35	6.77%	$559,955	1.10%	1.39%	121%
4/1/11 to 3/31/12	14.00	0.22	0.58	0.80	(0.22)	—	(0.22)	0.58	14.58	5.83	$572,561	1.11	1.57	109
4/1/10 to 3/31/11	12.54	0.21	1.47	1.68	(0.22)	—	(0.22)	1.46	14.00	13.59	604,808	1.15	1.67	118
4/1/09 to 3/31/10	9.42	0.23	3.12	3.35	(0.23)	—	(0.23)	3.12	12.54	35.82	601,065	1.13	2.02	111
4/1/08 to 3/31/09	13.19	0.35	(3.71)	(3.36)	(0.36)	(0.05)	(0.41)	(3.77)	9.42	(25.95)	508,204	1.10	3.02	91
Class B
4/1/12 to 3/31/13	$14.51	0.09	0.78	0.87	(0.10)	—	(0.10)	0.77	$15.28	5.99%	$1,822	1.86%	0.62%	121%
4/1/11 to 3/31/12	13.93	0.11	0.58	0.69	(0.11)	—	(0.11)	0.58	14.51	5.06	2,387	1.86	0.83	109
4/1/10 to 3/31/11	12.48	0.12	1.46	1.58	(0.13)	—	(0.13)	1.45	13.93	12.75	3,437	1.90	0.94	118
4/1/09 to 3/31/10	9.39	0.15	3.09	3.24	(0.15)	—	(0.15)	3.09	12.48	34.65	4,594	1.88	1.29	111
4/1/08 to 3/31/09	13.13	0.26	(3.67)	(3.41)	(0.28)	(0.05)	(0.33)	(3.74)	9.39	(26.40)	5,869	1.85	2.24	91

See Notes to Financial Statements

26

VIRTUS BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class C
4/1/12 to 3/31/13	$14.50	0.09	0.77	0.86	(0.10)	—	(0.10)	0.76	$15.26	5.95%	$40,937	1.85%	0.64%	121%
4/1/11 to 3/31/12	13.92	0.11	0.58	0.69	(0.11)	—	(0.11)	0.58	14.50	5.07	40,792	1.86	0.82	109
4/1/10 to 3/31/11	12.47	0.12	1.46	1.58	(0.13)	—	(0.13)	1.45	13.92	12.76	44,083	1.90	0.92	118
4/1/09 to 3/31/10	9.38	0.14	3.10	3.24	(0.15)	—	(0.15)	3.09	12.47	34.69	44,722	1.88	1.27	111
4/1/08 to 3/31/09	13.12	0.26	(3.67)	(3.41)	(0.28)	(0.05)	(0.33)	(3.74)	9.38	(26.42)	37,350	1.85	2.26	91

(1)	Computed using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in total return calculation.
(3)	The Fund may invest in other funds, and the annualized expense ratios do not reflect the fees and expenses associated with the underlying funds.

See Notes to Financial Statements

27

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT

MARCH 31, 2013

Note	1. Organization

Virtus Equity Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 11 diversified funds of the Trust are offered for sale, of which the Balanced Fund (the “Fund”) is reported in this annual report. The Fund’s investment objectives are outlined on the Fund’s summary page. There is no guarantee that the Fund will achieve its objectives.

The Fund offers Class A shares and Class C shares. Class B Shares of the Fund are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions (for information regarding Qualifying Transactions, refer to the Fund’s prospectus).

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares are sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% CDSC, applicable if redeemed within one year of purchase.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Fund.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan, and has exclusive voting rights with respect to such plan. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note	2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the

28

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2013

“Trustees”). All internally fair valued securities are approved by a valuation committee appointed by the Board. The valuation committee is comprised of the treasurer, assistant treasurer, and two other appropriate investment professionals of the Virtus Product Management team who previously have been identified to the Board. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the valuation committee monthly unless changes occur within the period. The valuation committee reviews the validity of the model inputs and any changes to the model. Fair valuations are ratified by the Board of Directors at least quarterly.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally 4 PM Eastern time, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds (“ETFs”), and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the

29

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2013

hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as treasury futures and options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using Management’s estimate of the income included in distributions received from such investments; distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each fund of the Trust will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of March 31,

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VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2013

2013, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2010 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of the Fund indirectly, bear the Fund’s prorata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non U.S. investment securities and other foreign assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations which from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Derivative Financial Instruments

Disclosures about derivatives instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The

31

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2013

Fund may purchase or write both put and call options on portfolio securities. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options contracts to hedge against changes in the values of equities.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation/(depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation/(depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain/(loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain/(loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

Futures Contracts

A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund for financial statement purposes on a daily basis as unrealized gains or losses. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as “Net realized gain (loss) on futures”. The Fund utilizes futures in an effort to optimize performance by managing interest rate risk. This permits the portfolio manager to assemble the portfolio believed to be most attractive while mitigating vulnerability to changes in market interest rates. The potential risks to the Fund are that 1) the use of futures may result in larger losses

32

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2013

or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs.

H.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower.

The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

At March 31, 2013, the Fund only holds assignment loans.

I.	When-issued and delayed delivery transactions:

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

Note	3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the annual rate: 0.55% of the Fund’s first $1 billion of average daily net assets; 0.50% of the Funds $1+ billion through $2 billion of average daily net assets; and 0.45% of the Fund’s average daily net assets in excess of $2 billion.

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VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2013

B.	Subadvisers

The subadvisers manage the investments of the Fund, for which they are paid a fee by the Adviser.

Newfleet Asset Management, LLC (“Newfleet”) is the subadviser of the Fund’s Fixed Income Portfolio. Euclid Advisors LLC (“Euclid”) is the subadviser to the Fund’s Equity Portfolio. Both Newfleet and Euclid are affiliates of VIA.

C.	Distributor

($ reported in thousands)

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares and has advised the Fund that for the year ended March 31, 2013, it retained net commissions of $42 Class A shares and deferred sales charges of $20 and $—(1) for Class B shares and Class C shares, respectively.

In addition, the Fund pays VP Distributors distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan, as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%; Class B shares 1.00%; and Class C shares 1.00%.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV’s per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

(1)	Less than $500.

D.	Administrator and Transfer Agent Services

($ reported in thousands)

Effective January 1, 2013, with the approval of the Board, VP Distributors LLC, the Fund’s former Administrator and Transfer Agency, assigned its rights and obligations under the Administration Agreements and Transfer Agency and Service Agreement to Virtus Fund Services, LLC. For the period of April 1, 2012 to December 31, 2012, VP Distributors served as the Administrator and Transfer Agent to the Fund.

For the year ended March 31, 2013, the Fund incurred administration fees from the Trust totaling $586 which are included in the Statement of Operations.

For the year ended March 31, 2013, the Fund incurred transfer agent fees from the Trust totaling $555 which are included in the Statement of Operations. A portion of these fees was paid to outside entities that also provide services to the Fund.

Note	4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the year ended March 31, 2013, were as follows:

Purchases	Sales
$571,690	$544,128

34

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2013

Purchases or sales of long-term U.S. Government and agency securities during the year ended March 31, 2013 were as follows:

Purchases	Sales
$142,068	$211,582

Note	5. Derivative Transactions

($ reported in thousands)

The Fund invested in derivative instruments during the reporting period through the form of futures contracts and written covered call options. The primary type of risk associated with the futures contracts is interest rate risk. The Fund utilizes futures in an effort to optimize performance by managing interest rate risk. This permits the portfolio manager to assemble the portfolio believed to be most attractive while mitigating vulnerability to changes in market interest rates. The primary type of risk associated with these options is equity price risk. The Fund invests in written covered call options in an attempt to manage such risk and with the purpose of generating realized gains.

For additional information on the futures and written covered call options in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2G.

Written options transactions, during the year ended March 31, 2013, were as follows:

Call options	# of contracts	Premium Rec’d
Options outstanding at beginning of year	1,230	$523
Written options	15,096	2,239
Options repurchased	(13,921)	(2,399)
Options expired	(1,165)	(211)
Options exercised	(450)	(36)

Options outstanding at March 31, 2013	790	$116

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of March 31, 2013:

Location on the Statements of Assets and Liabilities
Derivative Type	Liability Derivatives
Equity Contracts	Written options outstanding at value

Liability Derivative Fair Value
Total Value at March 31, 2013	Equity Contracts
$(218)	$(218)

35

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2013

For the year ended March 31, 2013, the Fund’s average volume of derivative activities is as follows:

Futures Contracts —Sold(1)	Written Options(2)
$4,437	$(400)

(1)	Notional Amount
(2)	Premiums Received

Derivative Type	Location on the Statements of Operations
Equity Contracts	Net realized gain (loss) on written options.
Net change in unrealized appreciation (depreciation) or written options.
Interest Rate Contracts	Net realized gain (loss) on futures
Net change in unrealized appreciation (depreciation) on futures

Realized Gain (Loss) on Derivatives Recognized in Results from Operations
Total Value at March 31, 2013	Equity Contracts	Interest Rate Contracts
$(371)	$95	$(466)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Results from Operations
Total Value at March 31, 2013	Equity Contracts	Interest Rate Contracts
$(172)	$(221)	$49

Note	6. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets, and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadvisers to accurately predict risk.

Lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Sector ETFs are subject to sector risks and non-diversification risks, which may result in greater price fluctuations than the overall market. Because the Fund invests in ETFs, it indirectly bears its proportionate share of the operating expenses of the underlying funds. Indirectly, the Fund is subject to all risks associated with the underlying ETFs.

36

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2013

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note	7. Indemnifications

Under the Fund’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note	8. Federal Income Tax Information

($ reported in thousands)

At March 31, 2013, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$529,155	$82,423	$(7,228)	$75,195
Written options	$(116)	$—	$(102)	$(102)

For the year ended March 31, 2013, the Fund utilized $38,611 in losses deferred in prior years against current year capital gains.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the first table above) consist of undistributed ordinary income of $124 and undistributed long-term capital gains of $29,188.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Note	9. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset

37

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2013

value of the Fund. As of March 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—	$(12)	$12

Note	10. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity; the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are noted as such at the end of the Fund’s Schedule of Investments.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally 144A securities are excluded from this category, except where defined as illiquid.

At March 31, 2013, the Fund did not hold any illiquid and restricted securities.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

Note	11. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note	12. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

38

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Equity Trust and Shareholders of

Virtus Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Balanced Fund (the “Fund”) constituting Virtus Equity Trust, hereafter referred to as the “Trust”, at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2013 by correspondence with the custodians and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

May 22, 2013

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street,

Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us/

39

VIRTUS BALANCED FUND

TAX INFORMATION NOTICE (UNAUDITED)

MARCH 31, 2013

For the fiscal year ended March 31, 2013, the Balanced Fund makes the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amount will be designated in the next annual report. The actual percentages for the calendar year will be designated in the year-end tax statements.

QDI	DRD	LTCG
75%	71%	$29,188

40

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

(Unaudited)

The Board of Trustees (the “Board”) of Virtus Equity Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of the subadvisory agreement (the “Subadvisory Agreement”) (together with the Advisory Agreement, the “Agreements”) with respect to the funds of the Trust including Virtus Balanced Fund (the “Fund”). At an in-person meeting held on November 15, 2012, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund(s) they manage. The Board noted the affiliation of the Subadvisers with VIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VIA and the Subadvisers; (2) the performance of the Fund as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (6) the anticipated effect of growth in size on the Fund’s performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and each Subadviser, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Fund is managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s

41

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

portfolio. Under this structure, VIA is responsible for the management of the Fund’s investment programs and day-to-day operations and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Fund’s subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Fund’s respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator and distributor to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the of the Investment Company Act of 1940, as amended.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser was satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Fund.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Fund prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the

42

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

contract renewal process. The Lipper Report presented the Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board evaluated the Fund’s performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to the Fund. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Fund. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered, among other performance data, the information set forth below with respect to the performance of the Fund for the period ended September 30, 2012.

The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3- and 5-year periods and underperformed the median of its Performance Universe for the 10-year period. The Board also noted that the Fund outperformed its benchmark for the 1- and 3-year periods and underperformed its benchmark for the 5- and 10-year periods.

The Board also considered management’s discussion about the reasons for the Fund’s underperformance relative to its peer groups. After reviewing these and related factors, the Board concluded that the Fund’s overall performance was satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses. The Subadvisers provided, and the Board considered, expense information of comparable accounts managed by the Subadvisers, as applicable.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board considered that the Fund’s net management fee was the same as the median of the Expense Group and net total expenses were below the median of the Expense Group.

Based on the level and type of services provided, the Board determined that the Fund’s fees and expenses were reasonable. The Board concluded that the advisory and subadvisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

43

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Fund-by-Fund basis, of VIA for its management of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution and administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was reasonable in light of the quality of the services rendered to the Fund by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Fund, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because the Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreements.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Fund’s assets grow. The Board noted that the management fee included breakpoints based on assets under management. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the current size of the Fund. The Board concluded that no changes to the advisory fee structure was necessary at this time. The Board noted that VIA and the Fund may realize certain economies of scale if the assets of the Fund were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Fund was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and each Subadviser and their respective affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Fund to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA also provides administrative services to the Trust. The Board noted management’s discussion of the fact that, because of the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

44

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

Based on all of the foregoing considerations, the Board determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to the Fund.

45

FUND MANAGEMENT TABLES (Unaudited)

Information pertaining to the Trustees and officers of the Trust as of March 31, 2013, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 1993 48 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Funds (139 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex.
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1993 63 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Trustee and Chairman (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee (since 1989), Virtus Mutual Fund Complex; Director (since 1996), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 52 Funds	Retired. Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2001), Virtus Mutual Fund Complex.
James M. Oates YOB: 1946 Elected: 1993 48 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Fund Complex (collectively, 234 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); and Trustee (since 1987), Virtus Mutual Fund Complex.
Richard E. Segerson YOB: 1948 Elected: 1983 48 Funds	Retired. Managing Director (1998 to 2013), Northway Management Company; and Trustee (since 1993), Virtus Mutual Fund Complex.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2004 48 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

46

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 61 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2012), Virtus Variable Insurance Trust; Trustee and President (since 2011), Virtus Closed-End Funds (2 portfolios); and Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios).

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

47

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff& Phelps Global Utility Income Fund Inc.
Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2012), Vice President, Chief Legal Officer, Counsel and Secretary (2011-2012), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

48

Virtus Balanced Fund and Virtus Tactical Allocation Fund,

each a series of Virtus Equity Trust

Supplement dated December 10, 2012 to the Summary Prospectuses and Statutory Prospectuses, each dated July 31, 2012

IMPORTANT NOTICE TO INVESTORS

Effective December 10, 2012, modifications affecting the equity portion of Virtus Balanced Fund and Virtus Tactical Allocation Fund have taken place. These changes are described more fully below.

Virtus Balanced Fund

The fund’s equity portfolio management strategies have been modified to include a specific percentage of assets invested in foreign securities in the form of American Depositary Receipts (ADRs).

Accordingly, under “Principal Investment Strategies” in the fund’s summary prospectus the first paragraph is hereby replaced with the following:

Invested in approximately 60% equity securities and 40% fixed income securities, this fund may be suitable for investors seeking income and growth from one fund. Up to 25% of the fund’s allocation to equity securities may be invested in non-U.S. securities, which may be done through American Depositary Receipts (ADRs). For the fund’s domestic equity allocation, the subadviser employs a Growth at a Reasonable Price philosophy in the security selection process. Top-down and econometric sector analysis, as well as industry level and fundamental security analysis, are utilized to identify securities that the subadviser believes offer superior return opportunity. For the fund’s non-U.S. exposure, the subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views. For the fixed income allocation, the subadviser employs a time-tested approach of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across the fixed income markets.

Under normal market circumstances, the fund invests at least 65% of its assets in common stocks and fixed income securities of both U.S. and foreign issuers, including issuers in emerging market countries, and may invest in issuers of any size. The fund invests the fixed income portion of its portfolio primarily in investment grade bonds; however, it may invest in high yield-high risk fixed income securities (junk bonds). Normally, the fund’s fixed income allocation has a dollar-weighted average duration of between two and eight years.

Under “Principal Investment Strategies” on page 46 of the fund’s statutory prospectus, the first and second paragraphs are hereby replaced with the following:

Under normal circumstances, the fund invests at least 65% of its assets in common stocks and fixed income securities of both U.S. and foreign issuers, including issuers in emerging market countries, and may invest in issuers of any size. Generally, the fund invests approximately 60% in equity securities and 40% in fixed income securities. Up to 25% of the fund’s allocation to equity securities may be invested in non-U.S. securities, which may be done through American Depositary Receipts (ADRs).

For the fund’s U.S. equity allocation, the subadviser employs a Growth at a Reasonable Price (GARP) philosophy in its selection process. Generally, the fund invests in domestic issuers having capitalizations within the range of companies included in the Russell 1000® Index; however, the fund may invest in medium and small capitalization issuers as well. Security selection begins with a top-down approach and econometric analysis of each sector. Each sector is then analyzed at the industry level. Fundamental analysis is then conducted within the industries to identify securities that the portfolio managers believe offer superior return opportunity. As of its most recent reconstitution effective June 25, 2012, the market capitalization of companies included in the Russell 1000® Index was $255 million to $533.7 billion.

For the fund’s non-U.S. equity allocation, the subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views. Generally, the fund invests in non-U.S. issuers having capitalizations that fall within the range of companies included in the MSCI EAFE® Index; however, the fund may invest in medium and small capitalization issuers as well. Top-down research is utilized to make global and regional decisions, country selection, and sector selection. As part of the process, the subadviser takes into account, among other things, monetary policy, geo-political factors, direction of interest rate movements, economic growth and outlook, and valuation. In evaluating non-U.S. securities for inclusion in the fund, the subadviser applies a Cash Flow Return on Capital approach to valuation as well as fundamental analysis to assess the financial strength, franchise quality, and management capabilities of individual securities. As of its most recent semi-annual index review, effective December 3, 2012, the market capitalization of companies included in the MSCI EAFE® Index was $507 million to $216 billion.

Virtus Tactical Allocation Fund

The fund’s equity portfolio management strategies have been modified to include a percentage range of assets invested in foreign securities in the form of ADRs.

Accordingly, under “Principal Investment Strategies” in the fund’s summary prospectus and the summary section of the statutory prospectus, the first paragraph is hereby replaced with the following:

Diversified across stocks (including non-U.S.), bonds, and cash, the fund’s tactical allocation approach seeks to generate a combination of capital appreciation and income. For the fund’s domestic equity allocation, the subadviser employs a Growth at a Reasonable Price philosophy in the security selection process. Top-down and econometric sector analysis, as well as industry level and fundamental security analysis, are utilized to identify securities that the subadviser believes offer superior return opportunity. For the fund’s non-U.S. exposure, the sub-adviser’s process is driven by bottom-up fundamental research and informed by top-down macro views. For the fixed income allocation, the subadviser employs a time-tested approach of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across the fixed income markets.

The fund invests in equity, fixed income, and cash or cash equivalents using a tactical allocation approach: 40% to 65% invested in equity securities; 35% to 60% invested in fixed income securities; and up to 25% held in cash or cash equivalent securities. Between 15% and 50% of the fund’s allocation to equity securities may be invested in non-U.S. securities, which may be done through American Depositary Receipts (ADRs). The equity allocation is invested in common, preferred, and ADR securities. The fixed income allocation may be invested in all sectors of fixed income securities, including high-yield, high-risk (“junk bonds”), mortgage-backed and asset-backed, government, corporate, and municipal debt obligations. Normally, the fund’s fixed income allocation has a dollar-weighted average duration of between two and eight years. The fund may invest in both U.S. and foreign (non-U.S.), including those of issuers in emerging market countries and may invest in issuers of any size.

Under “Principal Investment Strategies” on page 46 of the fund’s statutory prospectus, the first and second paragraphs are hereby replaced with the following:

The fund invests in equity, fixed income and cash or cash equivalents using a tactical allocation approach: 40% to 65% invested in equity securities; 35% to 60% invested in fixed income securities; and up to 25% held in cash or cash equivalent securities. Between 15% and 50% of the fund’s allocation to equity securities may be invested in non-U.S. securities, which may be done through American Depositary Receipts (ADRs). The equity allocation is invested in common, preferred, and ADR securities. The fixed income allocation may be invested in all sectors of fixed income securities, including high-yield, high-risk (“junk bonds”), mortgage-backed and asset-backed, government, corporate, and municipal debt obligations. The fund may invest in both U.S. and foreign (non-U.S.) securities, including those of issuers in emerging market countries and may invest in issuers of any size.

For the fund’s U.S. equity allocation, the subadviser employs a Growth at a Reasonable Price (GARP) philosophy in its security selection process. Generally, the fund invests in domestic issuers having capitalizations within the range of companies included in the Russell 1000® Index; however, the fund may invest in medium and small capitalization issuers as well. Security selection begins with a top-down approach and econometric analysis of each sector. Each sector is then analyzed at the industry level. Fundamental analysis is then conducted within the industries to identify securities that the portfolio managers believe offer superior return opportunity. As of its most recent reconstitution effective June 25, 2012, the market capitalization of companies included in the Russell 1000® Index was $255 million to $533.7 billion.

For the fund’s non-U.S. equity allocation, the subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views. Generally, the fund invests in non-U.S. issuers having capitalizations that fall within the range of companies included in the MSCI EAFE® Index; however, the fund may invest in medium and small capitalization issuers as well. Top-down research is utilized to make global and regional decisions, country selection, and sector selection. As part of the process, the subadviser takes into account, among other things, monetary policy, geo-political factors, direction of interest rate movements, economic growth and outlook, and valuation. In evaluating non-U.S. securities for inclusion in the fund, the subadviser applies a Cash Flow Return on Capital approach to valuation as well as fundamental analysis to assess the financial strength, franchise quality, and management capabilities of individual securities. As of its most recent semi-annual index review, effective December 3, 2012, the market capitalization of companies included in the MSCI EAFE® Index was $507 million to $216 billion.

Both Funds

Under “Principal Risks” in each fund’s summary prospectus and the summary section of the statutory prospectus, the following disclosure is hereby added:

>	Depositary Receipts. The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investment in securities of foreign issuers.

The table under “More Information About Risks Related to Principal Investment Strategies” on page 58 is hereby modified by adding a row titled “Depositary Receipts” and adding an “x” in that row, thereby indicating that the named technique may be used by the fund. Additionally, the following disclosure is added to the narrative descriptions following the table:

Depositary	Receipts

Certain funds may invest in American Depositary Receipts (ADRs), sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies. Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.

Under “Portfolio Managers” in each fund’s summary prospectus and the summary section of the statutory prospectus (as previously supplemented), the following disclosure is hereby added:

ð	Frederick A. Brimberg, Senior Managing Director at Euclid. Mr. Brimberg has served as Portfolio Manager since December 2012.

•	The table under “Euclid” on page 65 regarding portfolio managers is amended by replacing the rows pertaining to the funds with the following:

Virtus Balanced Fund (equity portion only)	Frederick A. Brimberg (since December 2012) David Dickerson (since 2009) Carlton Neel (since 2009)
Virtus Tactical Allocation Fund (equity portion only)	Frederick A. Brimberg (since December 2012) David Dickerson (since 2009) Carlton Neel (since 2009)

•	The narrative disclosure under the table is amended by adding the following:

Frederick A. Brimberg. Mr. Brimberg is Senior Managing Director and Senior Portfolio Manager at Euclid (since July 2012). Prior to joining Euclid, he was senior vice president and international portfolio manager at Avatar Associates (2006 to 2012), where he started the international strategy in 2006. Earlier, he was vice president and portfolio manager at ING Investment Management with a focus on the international separately managed account product. Mr. Brimberg’s career spans 30-plus years in investment management, trading, and capital markets, with various positions at Lexington Management, Brimberg & Co., and Lehman Brothers Kuhn Loeb Inc.

All other disclosure concerning the funds, including fees and expenses, remains unchanged.

Investors should retain this supplement with the Summary Prospectus and the Statutory Prospectus for future reference.

VET 8019/BF&TAF PM&StratChanges (12/2012)

VIRTUS EQUITY TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodians

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Telephone Orders 1-800-367-5877

Text Telephone 1-800-243-1926

Web site Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8013	05-13

P.O. Box 9874

Providence, RI 02940-8074

ANNUAL REPORT

Virtus Mid-Cap Value Fund

March 31, 2013

TRUST NAME: VIRTUS EQUITY TRUST

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Mid-Cap Value Fund

(“Mid-Cap Value Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Mid-Cap Value Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

Investors were subject to the vagaries of the financial markets over the past year. After getting off to a somewhat rocky start in the second quarter of 2012, markets spent much of the last nine months in recovery, ending the period in strong, positive territory.

For the 12-month period ended March 31, 2013, broad markets produced respectable returns, led by U.S. equities, as represented by the S&P 500® Index, which gained an impressive 14.0%, and international equities which rose 10.6%, as measured by the MSCI All Country World Index (net). U.S. fixed income markets rose 3.8%, according to the Barclays U.S. Aggregate Bond Index. Despite the rising equity market, global investors’ demand for U.S. Treasuries remained high, keeping the yield of the bellwether 10-year note below 2%.

The changing direction in investor sentiment is encouraging. While the economic situation in Europe and China remains tenuous, the U.S. economy appears to be on the mend, supported by signs of growth in hiring, consumer spending, and housing. In the months ahead, the onus is on the U.S. government to get the country on strong fiscal footing and on corporations to produce robust earnings, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified.

Thank you for entrusting Virtus with your assets. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

April 2013

Whenever you have questions about your account or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

1

VIRTUS MID-CAP VALUE FUND

Disclosure of Fund Expenses (Unaudited)

For the six-month period of October 1, 2012 to March 31, 2013

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Mid-Cap Value Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period. The following Expense Table illustrates the Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and timing of any purchases or redemptions.

2

VIRTUS MID-CAP VALUE FUND

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of October 1, 2012 to March 31, 2013

Expense Table
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,157.70	1.41%	$7.59
Class C	1,000.00	1,153.60	2.16	11.60
Class I	1,000.00	1,158.80	1.16	6.24

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.81	1.41	7.12
Class C	1,000.00	1,014.03	2.16	10.90
Class I	1,000.00	1,019.07	1.16	5.86

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (182) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS MID-CAP VALUE FUND

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

European Central Bank (“ECB”)

The European Central Bank (ECB) responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.

MSCI All Country World Index (Net)

The MSCI AC World Index (Net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

Russell Midcap® Index

The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell Midcap® Value Index

The Russell Midcap® Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Sponsored ADR

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect any fees, expenses, or sales charges associated with active management of an actual portfolio.

4

MID-CAP VALUE FUND	Ticker Symbols: A Share: FMIVX C Share: FMICX I Share: PIMVX

¢	Mid-Cap Value Fund (the “Fund”) is diversified and has an investment objective of long-term growth of capital. There is no guarantee that the Fund will achieve its objective.

¢	For the fiscal year ended March 31, 2013, the Fund’s Class A shares at NAV returned 14.64%, Class C shares returned 13.81% and Class I shares returned 14.89%. For the same period, the Russell Midcap® Index, a broad-based equity index, returned 17.30%; and the Russell Midcap® Value Index, the Fund’s style-specific benchmark, returned 21.49%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

US markets were strong but with considerable divergences among the major benchmarks. The S&P 500 Index was up nearly 14%, compared to 12% for the Dow Jones Industrial Average. In sharp contrast, the Fund’s primary benchmark, the Russell Mid Cap Value Index was up 21.5%. The pivot point, in our view, was the mid-year 2012 open-ended liquidity commitments of the Fed and the European Central Bank which drove markets impressively higher, despite great economic and political uncertainties worldwide.

What factors affected the Fund’s performance during its fiscal year?

The Fund’s building-related stocks were the top performers during the year, led by gains of 70% for Fortune Brands Home and Security, 54% for USG

Corp. and 55% for Masco. Paper/containerboard investments were also very strong with International Paper and Packaging Corp of America appreciating 36% and 56%, respectively. Energy holdings on balance detracted from performance. Driller, Rowan Companies advanced over 20%, offset by an equal decline of Devon Energy as lower natural gas prices inhibited earnings progress and stock performance. Performance was reined in by our “balanced” portfolio structure and a couple of laggards in our consumer discretionary group. Overall, we are pleased with the Fund’s strong performance though it did not keep pace with the “red hot” benchmark.

The preceding information is the opinion of the portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Because the fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Asset Allocations

The following table presents the portfolio holdings within certain sectors as a percentage of total investments at March 31, 2013.
Materials	28%
Industrials	20
Energy	19
Consumer Staples	14
Consumer Discretionary	8
Utilities	8
Other (includes short-term investments)	3

Total	100%

5

Average Annual Total Returns[1] for periods ended 3/31/13

	1 Year	5 Years	10 Years	Inception to 3/31/13	Inception Date
Class A Shares at NAV [2]	14.64%	7.11%	12.17%	—	—
Class A Shares at POP [3,4]	8.04	5.85	11.50	—	—
Class C Shares at NAV[2] and with CDSC [4]	13.81	6.32	—	6.91%	10/22/04
Class I Shares at NAV[2]	14.89	7.38	—	8.36	3/10/08
Russell Midcap® Index	17.30	8.37	12.27	—[5]	—
Russell Midcap® Value Index	21.49	8.53	12.57	—[6]	—

Fund Expense Ratios7: A Shares: Gross and Net 1.47%; C Shares: Gross and Net 2.22%; I Shares: Gross and Net 1.22%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of Class C shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returned 9.23% for Class C shares and 9.11% for Class I shares from the inception date of the respective share classes.
[6]	The index returned 9.19% for Class C shares and 9.26% for Class I shares from the inception date of the respective share classes.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/12, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the financial highlights for more current expense ratios.

Growth of $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2003, for Class A shares including any applicable sales charges or fees. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see Key Investment Terms on page 4.

6

VIRTUS MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—96.7%
Consumer Discretionary—8.2%
Big Lots, Inc.(2)	377,370	$13,310
J.C. Penney Co., Inc.(2)	477,000	7,207
TJX Cos., Inc.(2)	267,050	12,485

		33,002

Consumer Staples—13.9%
Avon Products, Inc.	233,420	4,839
Beam, Inc.	239,850	15,240
Koninklijke Ahold NV Sponsored ADR	697,850	10,712
Safeway, Inc.	951,340	25,068

		55,859

Energy—18.9%
CONSOL Energy, Inc.	339,460	11,423
Devon Energy Corp.	223,390	12,604
Kinder Morgan, Inc.	264,132	10,216
Nabors Industries Ltd.	886,240	14,375
Rowan Cos. plc Class A	347,850	12,300
Williams Cos., Inc. (The)	403,670	15,121

		76,039

Industrials—20.5%
Avery Dennison Corp.	4,970	214
Con-way, Inc.	201,100	7,081
Fortune Brands Home & Security, Inc.(2)	230,660	8,634
Masco Corp.	430,200	8,711
Owens Corning, Inc.(2)	179,350	7,072
Raytheon Co.	216,300	12,716
Republic Services, Inc.	562,282	18,555
USG Corp.(2)	275,860	7,294
Xylem, Inc.	454,300	12,520

		82,797

Materials—27.5%
Ball Corp.	288,300	13,717
Crown Holdings, Inc.(2)	425,270	17,696
Dow Chemical Co. (The)	373,000	11,876
FMC Corp.	145,120	8,276
International Paper Co.	360,770	16,805
Owens-Illinois, Inc.(2)	583,050	15,538
Packaging Corp. of America	186,880	8,385

	SHARES	VALUE

Materials (continued)
Sealed Air Corp.	534,970	$12,898
Weyerhaeuser Co.	186,850	5,864

		111,055

Utilities—7.7%
Dominion Resources, Inc.	251,500	14,632
ONEOK, Inc.	343,840	16,392

		31,024
TOTAL COMMON STOCKS (Identified Cost $286,467)		389,776
TOTAL LONG TERM INVESTMENTS—96.7%
(Identified cost $286,467)		389,776
SHORT-TERM INVESTMENTS—3.4%
Money Market Mutual Funds—3.4%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.140%)	13,867,590	13,868
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $13,868)		13,868
TOTAL INVESTMENTS—100.1% (Identified Cost $300,335)		403,644	(1)
Other assets and liabilities, net—(0.1)%		(422)

NET ASSETS—100.0%		$403,222

Abbreviations:

ADR	American Depositary Receipt

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at March 31, 2013, see Note 6 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

See Notes to Financial Statements

7

VIRTUS MID-CAP VALUE FUND

SCHEDULE OF INVESTMENT (Continued)

MARCH 31, 2013

($ reported in thousands)

Country Weightings †
United States	91%
Bermuda	3
Netherlands	3
United Kingdom	3
Total	100%

†	% of total investments as of March 31, 2013

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2013 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2013	Level 1 – Quoted Prices
Investments in Securities:
Equity Securities:
Common Stocks	$389,776	$389,776
Short-Term Investments	13,868	13,868

Total Investments	$403,644	$403,644

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

8

VIRTUS MID-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2013

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$403,644
Cash	45
Receivables
Fund shares sold	303
Dividends and interest receivable	497
Prepaid trustee retainer	1
Prepaid expenses	30

Total assets	404,520

Liabilities
Payables
Fund shares repurchased	713
Investment advisory fee	252
Distribution and service fees	95
Administration fee	44
Transfer agent fees and expenses	145
Trustees’ fee and expenses	1
Professional fee	26
Other accrued expenses	22

Total liabilities	1,298

Net Assets	$403,222

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$397,525
Accumulated undistributed net investment income (loss)	572
Accumulated undistributed net realized gain (loss)	(98,184)
Net unrealized appreciation (depreciation) on investments	103,309

Net Assets	$403,222

Class A
Net asset value (net assets/shares outstanding) per share	$29.97
Maximum offering price per share NAV/(1–5.75%)	$31.80
Shares of beneficial interest outstanding, no par value, unlimited authorization	8,016,109
Net Assets	$240,250
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$28.84
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,880,835
Net Assets	$54,236
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$29.97
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,627,618
Net Assets	$108,736

(1) Investment in securities at cost	$300,335

See Notes to Financial Statements

9

VIRTUS MID-CAP VALUE FUND

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2013

($ reported in thousands)

Investment Income
Dividends	$6,766
Foreign taxes withheld	(49)

Total investment income	6,717

Expenses
Investment advisory fees	2,811
Service fees, Class A	596
Distribution and service fees, Class C	519
Administration fees	485
Transfer agent fee and expenses	851
Custodian fees	3
Printing fees and expenses	54
Professional fees	31
Registration fees	73
Trustees’ fee and expenses	19
Miscellaneous expenses	25

Total expenses	5,467

Net investment income (loss)	1,250

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	26,780
Net change in unrealized appreciation (depreciation) on investments	22,756

Net gain (loss) on investments	49,536

Net increase (decrease) in net assets resulting from operations	$50,786

See Notes to Financial Statements

10

VIRTUS MID-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended March 31, 2013	Year Ended March 31, 2012
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,250	$685
Net realized gain (loss)	26,780	16,240
Net change in unrealized appreciation (depreciation)	22,756	2,388

Increase (decrease) in net assets resulting from operations	50,786	19,313

From Distributions to Shareholders
Net investment income, Class A	(597)	(273)
Net investment income, Class C	—	—
Net investment income, Class I	(478)	(212)

Decrease in net assets from distributions to shareholders	(1,075)	(485)

From Share Transactions:
Sale of shares
Class A (1,771 and 3,175 shares, respectively)	46,602	76,343
Class C (109 and 145 shares, respectively)	2,773	3,388
Class I (1,973 and 1,838 shares, respectively)	51,792	42,675

Reinvestment of distributions
Class A (20 and 10 shares, respectively)	511	230
Class C (0 and 0 shares, respectively)	—	—
Class I (16 and 7 shares, respectively)	412	176

Shares repurchased
Class A (3,727 and 4,594 shares, respectively)	(96,941)	(108,712)
Class C (449 and 512 shares, respectively)	(11,374)	(11,637)
Class I (982 and 1,447 shares, respectively)	(26,164)	(32,969)

Increase (decrease) in net assets from share transactions	(32,389)	(30,506)

Net increase (decrease) in net assets	17,322	(11,678)

Net Assets
Beginning of period	385,900	397,578

End of period	$403,222	$385,900

Accumulated undistributed net investment income (loss) at end of period	$572	$418

See Notes to Financial Statements

11

VIRTUS MID-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000's)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(3)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Class A
4/1/12 to
3/31/13	$26.21	0.10	3.72	3.82	(0.06)	—	(0.06)	3.76	$29.97	14.64%	$240,250	1.41%		1.41%	0.38%	19%
4/1/11 to
3/31/12	24.69	0.06	1.49	1.55	(0.03)	—	(0.03)	1.52	26.21	6.27	260,849	1.46	(4)	1.45	0.27	22
4/1/10 to
3/31/11	20.47	0.06	4.29	4.35	(0.13)	—	(0.13)	4.22	24.69	21.42	280,485	1.48		1.49	0.29	11
4/1/09 to
3/31/10	12.44	0.12	8.04	8.16	(0.13)	—	(0.13)	8.03	20.47	66.04	309,899	1.47		1.47	0.71	15
4/1/08 to
3/31/09	22.27	0.15	(9.39)	(9.24)	(0.06)	(0.53)	(0.59)	(9.83)	12.44	(42.59)	226,815	1.45		1.45	0.83	11
Class C
4/1/12 to
3/31/13	$25.34	(0.09)	3.59	3.50	—	—	—	3.50	$28.84	13.81%	$54,236	2.16%		2.16%	(0.37)%	19%
4/1/11 to
3/31/12	24.02	(0.11)	1.43	1.32	—	—	—	1.32	25.34	5.50	56,287	2.21	(4)	2.20	(0.49)	22
4/1/10 to
3/31/11	19.93	(0.09)	4.18	4.09	—	—	—	4.09	24.02	20.52	62,174	2.23		2.24	(0.46)	11
4/1/09 to
3/31/10	12.17	(0.01)	7.85	7.84	(0.08)	—	(0.08)	7.76	19.93	64.71	67,799	2.22		2.22	(0.03)	15
4/1/08 to
3/31/09	21.87	0.01	(9.18)	(9.17)	—	(0.53)	(0.53)	(9.70)	12.17	(43.01)	57,366	2.19		2.19	0.08	11
Class I
4/1/12 to
3/31/13	$26.25	0.17	3.71	3.88	(0.16)	—	(0.16)	3.72	$29.97	14.89%	$108,736	1.16%		1.16%	0.63%	19%
4/1/11 to
3/31/12	24.72	0.12	1.50	1.62	(0.09)	—	(0.09)	1.53	26.25	6.56	68,764	1.21	(4)	1.20	0.50	22
4/1/10 to
3/31/11	20.49	0.11	4.30	4.41	(0.18)	—	(0.18)	4.23	24.72	21.74	54,919	1.23		1.24	0.53	11
4/1/09 to
3/31/10	12.44	0.15	8.05	8.20	(0.15)	—	(0.15)	8.05	20.49	66.39	36,070	1.23		1.23	0.87	15
4/1/08 to
3/31/09	22.27	0.20	(9.39)	(9.19)	(0.11)	(0.53)	(0.64)	(9.83)	12.44	(42.42)	11,854	1.24		1.24	1.21	11

(1)	Computed using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	The Fund may invest in other funds and the annualized expense ratios do not reflect the fees and expenses associated with the underlying funds.
(4)	See Note 3C in the Notes to Financial Statements for information on recapture of expenses previously waived.

See Notes to Financial Statements

12

VIRTUS MID-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2013

Note 1. Organization

Virtus Equity Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 11 diversified funds of the Trust are offered for sale, of which the Mid-Cap Value Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined on the Fund’s summary page. There is no guarantee that the Fund will achieve its objective.

The Fund offers Class A shares, Class C shares and Class I shares.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Fund.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan, and has exclusive voting rights with respect to such plan. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee appointed by the Board. The valuation committee is comprised of the treasurer, assistant treasurer, and two other appropriate investment professionals of the Virtus

13

VIRTUS MID-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

Product Management team who previously have been identified to the Board. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the valuation committee monthly unless changes occur within the period. The valuation committee reviews the validity of the model inputs and any changes to the model. Fair valuations are ratified by the Board of Directors at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, 4 p.m. Eastern time, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds (“ETFs”), and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the

14

VIRTUS MID-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as treasury futures and options that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each fund of the Trust will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of March 31, 2013, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2010 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may

15

VIRTUS MID-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a fund and other affiliated mutual funds, are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a fund bears directly, the shareholders of the Fund indirectly, bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non U.S. investment securities and other foreign assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the annual rate of 0.75% of the Fund’s first $1 billion of average daily net assets and 0.70% of the Fund’s average daily net assets in excess of $1 billion.

B.	Subadviser

The subadviser manages the investments of the Fund, for which it is paid a fee by the Adviser. Sasco Capital, Inc. (“Sasco”) serves as the Fund’s subadviser.

16

VIRTUS MID-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

C.	Expense Limit and Recapture

($ reported in thousands)

Effective April 14, 2010, the Adviser will voluntarily limit the Fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) to 1.48% for Class A shares, 2.23% for Class C shares and 1.23% for Class I shares. This voluntary expense limitation may be modified or discontinued at any time.

The Adviser may recapture expenses waived or reimbursed under arrangements previously in effect within three years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement.

During the current fiscal year, the Adviser has recaptured $0 of the previously waived or reimbursed expenses.

D.	Distributor

($ reported in thousands)

VP Distributors LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares and has advised the Fund that for the period (the “period”) ended March 31, 2013, it retained Class A net commissions of $8 and Class C deferred sales charges of $4.

In addition, the Fund pays VP Distributors distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan, as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%; Class C shares 1.00%; Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV’s per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

E.	Administrator and Transfer Agent

($ reported in thousands)

Effective January 1, 2013, with the approval of the Board, VP Distributors LLC, the Fund’s former Administrator and Transfer Agent, assigned its rights and obligations under the Administration Agreements and Transfer Agency and Service Agreement to Virtus Fund Services, LLC. For the period of April 1, 2012 to December 31, 2012, VP Distributors served as the Administrator and Transfer Agent to the Funds.

For the year ended March 31, 2013, the Fund incurred administration fees from the Trust totaling $367 which are included in the Statement of Operations.

For the year ended March 31, 2013, the Fund incurred transfer agent fees from the Trust totaling $821 which are included in the Statement of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

17

VIRTUS MID-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the year ended March 31, 2013, were as follows:

Purchases	Sales
$67,232	$92,779

There were no purchases or sales of long-term U.S. Government and agency securities during the year ended March 31, 2013.

Note 5. Indemnifications

Under the Fund’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note 6. Federal Income Tax Information

($ reported in thousands)

At March 31, 2013, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$300,939	$123,218	$(20,513)	$102,705

The Fund has capital loss carryovers which may be used to offset future capital gains as follows:

Expiration Year
2018	2019	Total
$90,626	$6,953	$97,579

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of these capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the year ended March 31, 2013, the Fund utilized $25,006 in losses deferred in prior years against current year capital gains.

18

VIRTUS MID-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2013, the Fund recognized qualified late year ordinary losses of $22 and recognized capital losses of $1,796.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the first table above) consist of undistributed ordinary income of $573 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes

Note 7. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of March 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$(21)	$21

Note 8. Credit Risk and Asset Concentrations

The Fund may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

At March 31, 2013, the Fund held securities issued by various companies in the Materials sector, which represents 28% of total net assets.

Note	9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

19

VIRTUS MID-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2013

Note	10. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

20

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Equity Trust and Shareholders of

Virtus Mid-Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Mid Cap Value Fund (the “Fund”) constituting Virtus Equity Trust, hereafter referred to as the “Trust”, at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2013 by correspondence with the custodians and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

May 22, 2013

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us/

21

VIRTUS MID-CAP VALUE FUND

TAX INFORMATION NOTICE (Unaudited)

MARCH 31, 2013

For the fiscal year ended March 31, 2013, the Mid-Cap Value Fund makes the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amount will be designated in the next annual report. The actual percentages for the calendar year will be designated in year-end tax statements.

QDI	DRD	LTCG
100%	100%	$—

22

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

(Unaudited)

The Board of Trustees (the “Board”) of Virtus Equity Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of the subadvisory agreement (the “Subadvisory Agreement”)(together with the Advisory Agreement, the “Agreements”) with respect to the funds of the Trust including Virtus Mid-Cap Value Fund (the “Fund”). At an in-person meeting held on November 15, 2012, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the subadviser (the “Subadviser”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Fund.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VIA and the Subadviser; (2) the performance of the Fund as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VIA, the Subadviser or their affiliates from VIA’s or the Subadviser’s relationship with the Trust); (6) the anticipated effect of growth in size on the Fund’s performance and expenses; (7) fees paid to VIA and the Subadviser by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and the Subadviser, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Fund is managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VIA is responsible for the management of the Fund’s investment programs and day-to-day operations and for evaluating and selecting subadvisers on an ongoing

23

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Fund’s subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator and distributor to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that the Subadviser provided portfolio management, compliance with the Fund investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadviser’s management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Fund.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Fund prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented the Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by

24

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board evaluated the Fund’s performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser’s performance record with respect to a Fund. The Board was mindful of VIA’s focus on the Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Fund. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered, among other performance data, the information set forth below with respect to the performance of the Fund for the period ended September 30, 2012.

The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10- year periods. The Board also noted that the Fund outperformed its benchmark for the 1- and 5- year periods and underperformed its benchmark for the 3- and 10- year periods.

After reviewing these and related factors, the Board concluded that the Fund’s overall performance was satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fee was paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses. The Subadviser provided, and the Board considered, expense information of comparable accounts managed by the Subadviser, as applicable.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board considered that the Fund’s net management fee and net total expenses were above the median of the Expense Group.

Based on the level and type of services provided, the Board determined that the Fund’s fees and expenses were reasonable. The Board concluded that the advisory and subadvisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Fund-by-Fund basis, of VIA for its management of the Trust, as well as its profits and those

25

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

of its affiliates for managing and providing other services to the Trust, such as distribution and administrative services provided to the Funds by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the Subadviser, the Board considered any other benefits derived by VIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was reasonable in light of the quality of the services rendered to the Fund by VIA and its affiliates.

In considering the profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In addition, with respect to Sasco Capital, Inc., the unaffiliated Subadviser, the Board relied on the ability of VIA to negotiate this Subadvisory Agreement and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Fund’s assets grow. The Board noted that the management fees for the Fund included breakpoints based on assets under management. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the current size of the Fund. The Board concluded that no change to the advisory fee structure of the Fund was necessary at this time. The Board noted that VIA and the Funds may realize certain economies of scale if the assets of the Fund were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadviser’s profitability, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Fund was not a material factor in the approval of the Subadvisory Agreement at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and the Subadviser and their respective affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Fund to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA also provides administrative services to the Trust.

Based on all of the foregoing considerations, the Board determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to the Fund.

26

FUND MANAGEMENT TABLES (Unaudited)

Information pertaining to the Trustees and officers of the Trust as of March 31, 2013, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 1993 48 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Funds (139 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex.
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1993 63 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Trustee and Chairman (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee (since 1989), Virtus Mutual Fund Complex; Director (since 1996), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 52 Funds	Retired. Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2001), Virtus Mutual Fund Complex.
James M. Oates YOB: 1946 Elected: 1993 48 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Fund Complex (collectively, 234 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); and Trustee (since 1987), Virtus Mutual Fund Complex.
Richard E. Segerson YOB: 1948 Elected: 1983 48 Funds	Retired. Managing Director (1998 to 2013), Northway Management Company; and Trustee (since 1993), Virtus Mutual Fund Complex.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2004 48 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

27

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 61 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2012), Virtus Variable Insurance Trust; Trustee and President (since 2011), Virtus Closed-End Funds (2 portfolios); and Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios).

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

28

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2012), Vice President, Chief Legal Officer, Counsel and Secretary (2011-2012), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

29

VIRTUS EQUITY TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodians

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Telephone Orders 1-800-367-5877

Text Telephone 1-800-243-1926

Web site Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8014	05-13

P.O. Box 9874

Providence, RI 02940-8074

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that James M. Oates and Richard E. Segerson each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Mr. Oates and Mr. Segerson is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ended March 31, 2012 and March 31, 2013 are $239,842 and $245,382, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years ended March 31, 2012 and March 31, 2013 are $31,989 and $24,445, respectively. This represents the review of the semi-annual financial statements, out of pocket expenses, and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for fiscal years ended March 31, 2012 and March 31, 2013 are $42,550 and $54,725, respectively.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for fiscal years ended March 31, 2012 and March 31, 2013 are $0 and $0, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Equity Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. James M. Oates, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended March 31, 2012 and March 31, 2013 are $439,663 and $400,467, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Equity Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	June 7, 2013

By (Signature and Title)*	/s/ W. Patrick Bradley

W. Patrick Bradley, Vice President, Chief Financial Officer, and Treasurer

(principal financial officer)

Date	June 7, 2013

* Print the name and title of each signing officer under his or her signature.